UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED

MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number 811-23592

First Eagle Credit Opportunities Fund

(Exact name of registrant as specified in charter)

1345 Avenue of the Americas

New York, NY 10105-4300

(Address of principal executive offices)(Zip code)

Sheelyn Michael

First Eagle Investment Management, LLC 1345 Avenue of the Americas

New York, NY 10105

(Name and address of agent for service)

Registrant’s telephone number, including area code: 1-212-698-3300

Date of fiscal year end: December 31

Date of reporting period: December 31,2025

Form N-CSR is to be used by management investment companies to file reports with the Commission not later than 10 days after the transmission to stockholders of any report that is required to be transmitted to stockholders under Rule 30e-1 under the Investment Company Act of 1940 (17 CFR 270.30e-1). The Commission may use the information provided on Form N-CSR in its regulatory, disclosure review, inspection, and policymaking roles.

A registrant is required to disclose the information specified by Form N-CSR, and the Commission will make this information public. A registrant is not required to respond to the collection of information contained in Form N- CSR unless the Form displays a currently valid Office of Management and Budget (“OMB”) control number. Please direct comments concerning the accuracy of the information collection burden estimate and any suggestions for reducing the burden to Secretary, Securities and Exchange Commission, 100 F Street, NE, Washington, DC 20549- 1090. The OMB has reviewed this collection of information under the clearance requirements of 44 U.S.C. § 3507.

Item 1. Reports to Stockholders.

Annual Report

December 31, 2025

First Eagle Credit Opportunities Fund

Advised by First Eagle Investment Management, LLC

Forward-Looking Statement Disclosure

One of our most important responsibilities as mutual fund managers is to communicate with shareholders in an open and direct manner. Some of our commentary to shareholders are based on current management expectations and are considered “forward-looking statements”. Actual future results, however, may prove to be different from our expectations. You can identify forward-looking statements by words such as “may”, “will”, “believe”, “attempt”, “seek”, “think”, “ought”, “try” and other similar terms. We cannot promise future returns. Our opinions are a reflection of our best judgment at the time this report is compiled, and we disclaim any obligation to update or alter forward-looking statements as a result of new information, future events, or otherwise.

First Eagle Credit Opportunities Fund | Annual Report | December 31, 2025

First Eagle Credit Opportunities Fund | Annual Report | December 31, 2025

Management’s Discussion of Fund Performance (unaudited)

Despite tight spreads, all-in yield compression and heightened risk—idiosyncratic, macroeconomic and geopolitical—credit markets finished a strong 2025 in generally positive fashion. Supply and demand declined amid tariff uncertainty during the first quarter, and capital market and repricing activities also fell during the most volatile periods in April. As sentiment and capital markets activity began to stabilize, supply remained constrained and volumes skewed towards refinancing and repricing. In the second half of the year, we began to see too much capital chasing too few deals across both syndicated loans and private credit. As a result, loan demand outstripped supply, which weighed on spreads and created an environment generally skewed in favor of borrowers, even as broad macroeconomic and geopolitical risks were joined by idiosyncratic concerns among certain issuers and sectors.

Collateralized loan obligation (CLO) issuance remained the primary driver of loan demand throughout 2025, driven by banks, insurance companies, investment managers and Japanese investors. Retail demand for leveraged loans, in contrast, has been weak, with loan funds shedding nearly $11 billion in assets over the year.1 In the direct lending market, total new issuance of $327 billion in 2025 established a new annual high. Lower interest rates and pressure from limited partners drove record levels of leveraged buyouts (LBOs), add-ons and dividend recapitalizations during the year, while refinancing activity slowed.

We continued to focus on the lower middle market space—companies with earnings before interest, taxes, depreciation and amortization in a range of $5-$50 million—where LBO activity was more plentiful and transactions accounted for 45% of all deals.2 Private equity buyers are focused on rollups of basic, cash-flowing businesses with pricing power and inelastic demand—such as HVAC, plumbing, elevator servicing and landscaping. These smaller businesses offer an opportunity to professionalize, scale and consolidate within sectors of the US economy that have long remained outside mainstream mergers and acquisitions.

The total return of the Fund’s Class I shares increased 6.11%3 for the 12 months ended December 31, 2025, while the S&P UBS Leveraged Loan Index returned 5.94% during the same period.

1Source: PitchBook | LCD; data as of January 5, 2026.
2Source: KBRA DLD Research; data as of January 15, 2026.
3The returns shown are based on net asset values calculated for shareholder transactions and may differ from the returns shown in the financial highlights, which reflect adjustments made to the net asset values in accordance with accounting principles generally accepted in the United States of America.

First Eagle Credit Opportunities Fund | Annual Report | December 31, 2025

Management’s Discussion of Fund Performance (unaudited)

Broadly-syndicated loans (BSLs) typically refer to floating-rate commercial loans provided by a group of lenders—the syndicate—to a noninvestment grade borrower.

Collateralized loan obligations (CLO) are financial instruments collateralized by a pool of corporate loans.

Direct lending refers to a loan agreement negotiated between a borrower and single or small group of nonbank lenders. Direct lending can also be referred to as “private credit” or “private lending.”

A leveraged buyout (LBO) is the acquisition of one company by another using a significant amount of borrowed capital to meet the cost of acquisition.

Private credit refers to a loan agreement between a borrower and single or small group of nonbank lenders. Private credit can also be referred to as “direct lending” or “private lending.”

Indexes are unmanaged and do not incur management fees or other operating expenses. One cannot invest directly in an index.

S&P UBS Leveraged Loan index (Gross/Total) formerly named the Credit Suisse Leveraged Loan Index, measures the performance of the investable universe of the US dollar institutional leveraged loans. A total-return index tracks price changes and reinvestment of distribution income.

First Eagle Credit Opportunities Fund | Annual Report | December 31, 2025

First Eagle Credit Opportunities Fund

Fund Overview

Data as of December 31, 2025 (unaudited)

Investment Objective

The First Eagle Credit Opportunities Fund’s primary investment objective is to provide current income, with a secondary objective of providing long-term risk-adjusted returns. The Fund seeks to achieve its investment objective by investing in a portfolio of a variety of credit asset classes.

Average Annual Returns^ (%)	One Year		Five Years	Inception (9/15/2020) to Date
First Eagle Credit Opportunities Fund Class I	6.11	~	6.81	7.04
S&P UBS Leverage Loan Index	5.94		6.37	6.60

Asset Allocation*^^ (%)

Debt Breakdown** (%)
Secured vs. Unsecured
First Lien Secured Loans	97.29
Second Lien Secured Loans	2.46
Unsecured Debt	0.25
Floating vs Fixed
Floating Rate	99.76
Fixed Rate	0.24

Top 5 Industries*(%)

Health Care Services	13.2
Research & Consulting Services	6.4
IT Consulting & Other Services	5.1
Insurance Brokers	4.2
Application Software	3.6

Portfolio Characteristics**

Weighted Average Loan Spread	5.11%
% of Portfolio at Floor	0.00%
Weighted Average Maturity (Years)	3.69
Weighted Average Duration (Years)	0.10
Weighted Average Days to Reset	35.67 ***
Weighted Average Purchase Price	98.81%
Weighted Average Market Price	96.59%
Number of Positions	430
^Performance figures reflect certain fee waivers and/or expense limitations, without which returns may have been lower. For information regarding these fee waivers and/or expense limitations, see Note 6.
^^Broadly Syndicated Loans, Middle Market Loans and Directly Originated Loans are presented under the Senior Loans category on the Schedule of Investments.
~The returns shown are based on net asset values calculated for shareholder transactions and may differ from the returns shown in the financial highlights, which reflect adjustments made to the net asset values in accordance with accounting principles generally accepted in the United States of America.
*Asset Allocation and Industries percentages are based on total investments in the portfolio.
**Excludes short-term investments, warrants and common stocks.
***Includes Senior Loans only.
†Less than 0.05%.
 The Fund’s portfolio composition is subject to change at any time.

First Eagle Credit Opportunities Fund | Annual Report | December 31, 2025

First Eagle Credit Opportunities Fund | Fund Overview

Growth of a $1,000,000 Initial Investment

Performance data quoted herein represents past performance and should not be considered indicative of future results. Performance data quoted herein does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the sale of Fund shares. The average annual returns shown above are historical and reflect changes in share price, reinvested dividends and are net of expenses.

Class I Shares require $1 million minimum investment and are offered without a sales charge. If a sales charge was included values would be lower.

The S&P UBS Leveraged Loan Index is designed to mirror the investable universe of the US denominated leveraged loan market. It consists of issues rated “BB” or lower, i.e. the highest Moody’s/S&P ratings are Baa1/BB+ or Ba1/BBB+. All loans are funded term loans with a tenor of at least one year and are made by issuers domiciled in developed countries.

Top 10 Holdings* (%)

SuperHero Fire Protection, LLC, Eleventh Amendment Incremental Term Loan — First Lien (Security & Alarm Services, United States)	1.4
Irving Parent, Corp. (Quisitive), Initial Term Loan — First Lien (IT Consulting & Other Services, United States)	1.3
841 Prudential MOB LLC, Term Loan — First Lien (Real Estate Development, United States)	1.3
Harbour Benefit Holdings, Inc. (Zenith Merger Sub), Term A Loan — First Lien (Research & Consulting Services, United States)	1.3
Monarch Behavioral Therapy, LLC, Closing Date Term Loan — First Lien (Health Care Services, United States)	1.2
Sagebrush Buyer, LLC (Province), Initial Term Loan — First Lien (Research & Consulting Services, United States)	1.2
National Mentor Holdings, Inc. (Civitas Solutions), Initial Term Loan — Second Lien (Health Care Services, United States)	1.2
Unified Patents, LLC, Term A Loan — First Lien (IT Consulting & Other Services, United States)	1.1
Advantmed Buyer Inc., Initial Term Loan — First Lien (Health Care Technology, United States)	1.1
Syner-G Intermediate Holdings, LLC, Term Loan — First Lien (Pharmaceuticals, United States)	1.0
Total	12.1
*Holdings in cash, short-term commercial paper, long-term commercial paper and other short-term cash equivalents have been excluded.
 Percentages are based on total net assets.

First Eagle Credit Opportunities Fund | Annual Report | December 31, 2025

First Eagle Credit Opportunities Fund | Consolidated Schedule of Investments | December 31, 2025

Investments	Principal Amount ($)	Value ($)
Senior Loans (a) — 91.8%
Advertising — 1.0%
Data Driven Intermediate, LLC, Term Loan — First Lien (SOFR 3 month + 3.50%), 7.27%, 05/01/2030‡ (b)(c)(d)	2,472,351	2,459,989
New Insight Holdings Inc. (Research Now/Dynata/ Survey Sampling), First Out New Money Term Loan — First Lien (SOFR 3 month + 5.00%), 9.14%, 07/15/2028 (e)	912,045	908,853
New Insight Holdings Inc. (Research Now/Dynata/ Survey Sampling), Second Out Term Loan — First Lien (SOFR 3 month + 5.50%), 9.64%, 10/15/2028	4,962,312	3,084,399
WH Borrower, LLC (aka WHP Global), Initial Term Loan — First Lien (SOFR 3 month + 4.50%), 8.39%, 02/20/2032 (e)	993,753	999,730
7,452,971
Aerospace & Defense — 0.8%
Chromalloy Corp., Term Loan — First Lien (SOFR 3 month + 3.25%), 7.23%, 03/27/2031 (e)	2,951,823	2,972,810
Karman Holdings Inc., Initial Term Loan — First Lien (SOFR 3 month + 3.50%), 7.17%, 04/01/2032‡ (e)	1,418,489	1,433,561
MAG DS Corp., Initial Term Loan — First Lien (SOFR 3 month + 5.50%, 1.00% Floor), 9.27%, 04/01/2027 (b)(d)	1,940,438	1,938,623
6,344,994
Agricultural & Farm Machinery — 0.1%
Hydrofarm Holdings Group, Inc., Term Loan — First Lien (SOFR 3 month + 5.50%, 1.00% Floor), 9.60%, 10/25/2028‡ (b)(d)	1,118,313	933,791
Air Freight & Logistics — 0.8%
Air Buyer Inc. (Condata Global), Revolving Credit Loan — First Lien (PRIME 3 month + 4.50%), 11.25%, 07/23/2030‡ (b)(c)	221,854	215,199
Air Buyer Inc. (Condata Global), Term Loan — First Lien (SOFR 3 month + 5.50%, 1.00% Floor), 9.36%, 07/23/2030‡ (b)(c)(d)	3,278,146	3,179,802
AIT Worldwide Logistics Holdings, Inc., Initial Term Loan — First Lien (SOFR 3 month + 4.00%), 7.89%, 04/08/2030 (e)	2,466,285	2,484,782
5,879,783

First Eagle Credit Opportunities Fund | Annual Report | December 31, 2025

First Eagle Credit Opportunities Fund | Consolidated Schedule of Investments | December 31, 2025

Investments	Principal Amount ($)	Value ($)
Apparel Retail — 0.1%
Xcel Brands, Inc., Initial Term Loan A — First Lien (SOFR 3 month + 8.50%, 2.00% Floor), 12.17%, 12/12/2028‡ (b)(c)	1,083,333	1,083,333
Apparel, Accessories & Luxury Goods — 1.6%
Gloves Buyer, Inc. (Protective Industrial Products), Initial Term Loan — First Lien (SOFR 1 month + 4.00%), 7.72%, 05/21/2032 (e)	1,615,217	1,610,169
Penney Holdings LLC (Catalyst Brands), Initial Term Loan — First Lien (SOFR 1 month + 8.13%, 2.50% Floor), 11.82%, 09/20/2030‡ (b)(c)	6,000,000	5,850,000
Rachel Zoe Creations, LLC, Term Loan — First Lien (SOFR 3 month + 7.25%, 2.00% Floor), 10.97%, 12/15/2028‡ (b)(c)	4,775,000	4,676,516
12,136,685
Application Software — 3.8%
Apex Analytix, Inc. (Montana Buyer, Inc.), Initial Term Loan — First Lien (SOFR 1 month + 4.75%, 0.75% Floor), 8.47%, 07/22/2029‡ (b)(c)	2,614,783	2,595,172
AppHub LLC, Delayed Draw Term Loan — First Lien (SOFR 6 month + 6.25%, 1.00% Floor), 10.24%, 09/29/2028‡ (b)(c)	364,020	362,200
AppHub LLC, June 2024 Delayed Draw Term Loan — First Lien (SOFR 6 month + 6.25%, 1.00% Floor), 10.54%, 09/29/2028‡ (b)(c)	2,021,772	2,011,663
AppHub LLC, Revolving Credit Loan — First Lien (SOFR 3 month + 6.25%, 1.00% Floor), 10.09%, 09/29/2028‡ (b)(c)	103,013	102,498
AppHub LLC, Term Loan — First Lien (SOFR 6 month + 6.25%, 1.00% Floor), 10.37%, 09/29/2028‡ (b)(c)(d)	2,642,205	2,628,994
Boxer Parent Co. Inc. (BMC Software), 2031 Replacement Dollar Term Loan — First Lien (SOFR 3 month + 3.00%), 6.82%, 07/30/2031 (e)	2,965,038	2,960,812
Cloud Software Group, Inc. (TIBCO Software), Tenth Amendment Tranche B‑2 Term Loan — First Lien (SOFR 3 month + 3.25%), 6.92%, 03/21/2031 (e)	1,485,038	1,488,631
Cloudera, Inc., Initial Term Loan — First Lien (SOFR 1 month + 3.75%), 7.57%, 10/08/2028 (e)	2,984,496	2,867,444

First Eagle Credit Opportunities Fund | Annual Report | December 31, 2025

First Eagle Credit Opportunities Fund | Consolidated Schedule of Investments | December 31, 2025

Investments	Principal Amount ($)	Value ($)
Application Software — 3.8% (continued)
CMI Marketing, Inc (AdThrive), Initial Term Loan — First Lien (SOFR 1 month + 4.25%, 0.50% Floor), 8.08%, 03/23/2028‡	472,064	466,753
EagleView Technology Corp., Term Loan — First Lien (SOFR 3 month + 5.50%, 1.00% PIK), 10.17%, 08/14/2028 (e)	3,205,994	3,094,208
Mitchell International, Inc., Initial Term Loan — First Lien (SOFR 1 month + 3.25%), 6.97%, 06/17/2031 (e)	2,967,387	2,980,756
Project Alpha Intermediate Holdings, Inc. (Qlik), Second Amendment Refinancing Term Loan — First Lien (SOFR 3 month + 3.25%, 0.50% Floor), 6.92%, 10/26/2030	4,975	4,973
Rocket Software, Inc., Extended Dollar Term Loan — First Lien (SOFR 1 month), 7.47%, 11/28/2028 (e)	1,804,033	1,805,909
Sapio Sciences, LLC (Jarvis Bidco), Initial Term Loan — First Lien (SOFR 1 month + 6.25%, 1.00% Floor), 10.07%, 11/17/2028‡ (b)(c)(d)	3,213,125	3,213,125
WatchGuard Technologies, Inc., Initial Term Loan — First Lien (SOFR 1 month + 5.25%, 0.75% Floor), 8.97%, 07/02/2029 (e)	1,982,065	1,983,313
28,566,451
Asset Management & Custody Banks — 1.0%
Apella Capital, LLC, Delayed Draw Term Loan — First Lien (SOFR 3 month + 5.75%, 1.00% Floor), 9.54%, 03/01/2029‡ (b)(c)	247,000	247,000
Apella Capital, LLC, First Amendment Delayed Draw Term Loan — First Lien (SOFR 3 month + 5.75%, 1.00% Floor), 9.52%, 03/01/2029‡ (b)(c)	292,804	292,804
Apella Capital, LLC, First Amendment Term Loan — First Lien (SOFR 3 month + 5.75%, 1.00% Floor), 9.52%, 03/01/2029‡ (b)(c)(d)	584,133	584,133
Apella Capital, LLC, Initial Term Loan — First Lien (SOFR 3 month + 5.75%, 1.00% Floor), 9.52%, 03/01/2029‡ (b)(c)(d)	1,250,950	1,250,950

First Eagle Credit Opportunities Fund | Annual Report | December 31, 2025

First Eagle Credit Opportunities Fund | Consolidated Schedule of Investments | December 31, 2025

Investments	Principal Amount ($)	Value ($)
Asset Management & Custody Banks — 1.0% (continued)
Apella Capital, LLC, Second Amendment Delayed Draw Term Loan — First Lien (SOFR 3 month + 5.75%, 1.00% Floor), 9.44%, 03/01/2029‡ (b)(c)	990,858	990,858
Apella Capital, LLC, Second Amendment Term Loan — First Lien (SOFR 3 month + 5.75%, 1.00% Floor), 9.49%, 03/01/2029‡ (b)(c)(d)	988,369	988,369
Apella Capital, LLC, Third Amendment Delayed Draw Loan — First Lien (SOFR 3 month + 5.75%, 1.00% Floor), 9.54%, 03/01/2029‡ (b)(c)	345,793	345,793
IPM MSO Management, LLC, Closing Date Term Loan — First Lien (SOFR 3 month + 6.50%, 1.00% Floor), 10.64%, 06/17/2026‡ (b)(c)(d)	768,331	733,756
IPM MSO Management, LLC, Delayed Draw Term Loan — First Lien (SOFR 3 month + 6.50%, 1.00% Floor), 10.64%, 06/17/2026‡ (b)(c)(d)	92,288	88,135
IPM MSO Management, LLC, Second Amendment Term Loan — First Lien (SOFR 3 month + 6.50%), 10.64%, 06/17/2026‡ (b)(c)(d)	211,442	201,928
Oak Point Partners, LLC, Term Loan — First Lien (SOFR 1 month + 4.75%, 1.00% Floor), 8.57%, 12/01/2027‡ (b)(c)(d)	1,924,323	1,924,324
7,648,050
Auto Parts & Equipment — 1.0%
Enthusiast Auto Holdings, LLC (EAH-Intermediate Holdco LLC), Fifth Amendment Term Loan — First Lien (SOFR 1 month + 4.50%, 1.00% Floor), 8.22%, 12/19/2026‡ (b)(c)(d)	4,363,689	4,363,689
Enthusiast Auto Holdings, LLC (EAH-Intermediate Holdco LLC), Third Amendment Term Loan — First Lien (SOFR 1 month + 4.50%, 1.00% Floor), 8.22%, 12/19/2026‡ (b)(c)(d)	1,387,321	1,387,321
Hertz Corp., The, 2023 Incremental Term Loan — First Lien (SOFR 1 month + 3.75%), 7.47%, 06/30/2028	493,703	412,861
Hertz Corp., The, Initial Term B Loan — First Lien (SOFR 1 month + 3.50%, 0.50% Floor), 7.33%, 06/30/2028	898,523	757,006

First Eagle Credit Opportunities Fund | Annual Report | December 31, 2025

First Eagle Credit Opportunities Fund | Consolidated Schedule of Investments | December 31, 2025

Investments	Principal Amount ($)	Value ($)
Auto Parts & Equipment — 1.0% (continued)
Hertz Corp., The, Initial Term C Loan — First Lien (SOFR 1 month + 3.50%, 0.50% Floor), 7.33%, 06/30/2028	177,316	149,389
Power Stop, LLC, Initial Term Loan — First Lien (SOFR 6 month + 4.75%, 0.50% Floor), 8.55%, 01/26/2029 (e)	989,609	833,127
7,903,393
Biotechnology — 0.4%
Solaris US Bidco LLC (Therakos), Initial Term Loan — First Lien (SOFR 3 month + 5.25%), 9.07%, 11/29/2030 (e)	3,219,982	3,171,682
Broadcasting — 0.3%
Allen Media, LLC, Initial Term Loan — First Lien (SOFR 3 month + 5.50%), 9.32%, 02/10/2027	1,923,445	1,361,040
Learfield Communications, LLC, 2024 Refinancing Term Loan — First Lien (SOFR 1 month + 4.75%), 8.47%, 06/30/2028‡ (e)	1,272,658	1,277,322
2,638,362
Building Products — 0.3%
Opal Bidco SAS (Opella LLC), Facility B4 — First Lien (SOFR 3 month + 3.00%), 6.69%, 04/28/2032 (e)	1,995,000	2,009,963
Casinos & Gaming — 1.2%
Catawba Nation Gaming Authority, Initial Term B Loan — First Lien (SOFR 1 month + 4.75%), 8.47%, 03/29/2032 (b)(e)	4,600,000	4,718,841
J & J Ventures Gaming, LLC, 2025 Term Loan — First Lien (SOFR 1 month + 3.50%), 7.22%, 04/26/2030 (e)	4,453,781	4,428,039
9,146,880
Commodity Chemicals — 0.2%
A&A Global Imports, LLC, First Out Term Loan — First Lien 0.00%, 06/01/2026‡ (b)(c)(d)	1,063,099	26,577
A&A Global Imports, LLC, Last Out Term Loan — First Lien 0.00%, 06/01/2026‡ (b)(c)(d)	1,224,822	—

First Eagle Credit Opportunities Fund | Annual Report | December 31, 2025

First Eagle Credit Opportunities Fund | Consolidated Schedule of Investments | December 31, 2025

Investments	Principal Amount ($)	Value ($)
Commodity Chemicals — 0.2% (continued)
A&A Global Imports, LLC, New Revolving Loan — First Lien (SOFR 3 month + 8.00%, 1.00% Floor), 11.82%, 06/01/2026‡ (b)(c)	54,138	54,138
Hexion Holdings Corp., 2024 Refinancing Term Loan — First Lien (SOFR 1 month + 4.00%), 7.73%, 03/15/2029 (e)	1,202,558	1,162,832
1,243,547
Construction & Engineering — 1.3%
McHale & McHale Landscape Design, LLC, Closing Date Term Loan — First Lien (SOFR 3 month + 5.25%, 1.00% Floor), 8.64%, 07/16/2031‡ (b)(c)(d)	2,508,403	2,480,184
McHale & McHale Landscape Design, LLC, Delayed Draw Term Loan — First Lien (SOFR 3 month + 4.75%, 1.00% Floor), 8.54%, 07/16/2031‡ (b)(c)	285,000	281,794
R.L. James, Inc. (HH Restore Acquisition), Closing Date Term Loan — First Lien (SOFR 1 month + 6.00%, 1.00% Floor), 9.82%, 12/15/2028‡ (b)(c)(d)	939,726	939,726
R.L. James, Inc. (HH Restore Acquisition), Delayed Draw Term Loan — First Lien (SOFR 3 month + 6.00%, 1.00% Floor), 10.04%, 12/15/2028‡ (b)(c)	892,120	892,120
R.L. James, Inc. (HH Restore Acquisition), First Amendment Incremental Term Loan — First Lien (SOFR 3 month + 6.00%, 1.00% Floor), 10.02%, 12/15/2028‡ (b)(c)(d)	311,622	311,621
R.L. James, Inc. (HH Restore Acquisition), Revolving Loan — First Lien (SOFR 3 month + 6.00%, 1.00% Floor), 10.02%, 12/15/2028‡ (b)(c)	67,562	67,562
TriStrux, LLC, Delayed Draw Term Loan — First Lien (SOFR 3 month + 1.00%, 1.00% Floor, 2.00% PIK), 6.82%, 12/23/2027‡ (b)(c)(d)	327,256	163,628
TriStrux, LLC, Initial Term Loan — First Lien (SOFR 3 month + 1.00%, 1.00% Floor, 7.00% PIK), 11.82%, 12/23/2027‡ (b)(c)(d)	916,418	458,209
TriStrux, LLC, Revolving Loan — First Lien (SOFR 3 month + 8.00%, 1.00% Floor, 6.88% PIK), 18.10%, 12/23/2027‡ (b)(c)	360,800	180,332

First Eagle Credit Opportunities Fund | Annual Report | December 31, 2025

First Eagle Credit Opportunities Fund | Consolidated Schedule of Investments | December 31, 2025

Investments	Principal Amount ($)	Value ($)
Construction & Engineering — 1.3% (continued)
Violet Utility Buyer, LLC (Vannguard), Initial Term Loan — First Lien (SOFR 3 month + 4.75%, 1.00% Floor), 8.59%, 07/24/2031‡ (b)(c)(d)	3,977,761	3,933,011
9,708,187
Construction Materials — 0.2%
Smyrna Ready Mix Concrete, LLC, 2025 Term Loan — First Lien (SOFR 1 month + 3.00%), 6.72%, 04/02/2029	1,771,590	1,784,877
Data Processing & Outsourced Services — 0.5%
Schola Group Acquisition, Inc. (Lathan McKee), Closing Date Term Loan — First Lien (SOFR 3 month + 4.75%, 1.00% Floor), 8.59%, 04/09/2031‡ (b)(c)(d)	3,205,369	3,173,316
Schola Group Acquisition, Inc. (Lathan McKee), Delayed Draw Term Loan — First Lien (SOFR 3 month + 4.75%), 8.60%, 04/09/2031‡ (b)(c)	461,930	457,310
3,630,626
Distributors — 0.2%
Highline Aftermarket Acquisition, LLC, 2025‑1 Term Loan — First Lien (SOFR 3 month + 3.50%), 7.32%, 02/19/2030‡ (e)	1,485,008	1,495,225
Diversified Support Services — 0.7%
Streetmasters Intermediate, Inc., Term Loan — First Lien (SOFR 1 month + 5.50%, 1.00% Floor), 9.22%, 04/01/2030‡ (b)(c)(d)	5,107,667	4,979,975
Drug Retail — 1.0%
Blazing Star Parent, LLC, Closing Date Term Loan — First Lien (SOFR 3 month + 7.00%, 1.00% Floor), 10.82%, 08/28/2030‡ (b)(c)	7,950,000	7,830,750
Electric Utilities — 0.4%
Mission Critical Group, LLC, Delayed Draw Term Loan — First Lien (SOFR 1 month + 5.50%), 9.33%, 04/17/2030‡ (b)(c)	621,581	621,581
Mission Critical Group, LLC, Term Loan — First Lien (SOFR 1 month + 5.50%), 9.23%, 04/17/2030‡ (b)(c)(d)	2,240,295	2,240,295
2,861,876

First Eagle Credit Opportunities Fund | Annual Report | December 31, 2025

First Eagle Credit Opportunities Fund | Consolidated Schedule of Investments | December 31, 2025

Investments	Principal Amount ($)	Value ($)
Electrical Components & Equipment — 0.5%
EiKO Global, LLC, Revolving Credit Loan — First Lien (SOFR 3 month + 6.50%), 10.17%, 09/03/2030‡ (b)(c)	3,583,999	3,503,359
Electronic Equipment & Instruments — 0.4%
VeriFone Systems, Inc., 2025‑1 Term Loan — First Lien (SOFR 3 month + 5.25%), 9.35%, 08/18/2028	2,821,449	2,679,981
Electronic Manufacturing Services — 0.2%
Creation Technologies Inc., Initial Term Loan — First Lien (SOFR 3 month + 5.50%, 0.50% Floor), 9.70%, 10/05/2028‡ (e)	1,910,681	1,913,070
Environmental & Facilities Services — 2.9%
CI (MG) Group, LLC (Mariani Landscape), Delayed Draw Term Loan — First Lien (SOFR 3 month + 5.50%, 1.00% Floor), 9.25%, 03/27/2030‡ (b)(c)	1,703,862	1,699,602
CI (MG) Group, LLC (Mariani Landscape), Initial Term Loan — First Lien (SOFR 3 month + 5.50%, 1.00% Floor), 9.17%, 03/27/2030‡ (b)(c)(d)	6,882,015	6,864,810
CI (MG) Group, LLC (Mariani Landscape), Revolving Loan — First Lien (SOFR 3 month + 5.50%, 1.00% Floor), 9.17%, 03/27/2030‡ (b)(c)	427,518	426,450
EnergySolutions (Energy Capital Partners), Initial Term Loan — First Lien (SOFR 1 month + 3.25%), 6.97%, 09/20/2030 (e)	1,847,247	1,862,256
SR Landscaping, LLC, Amendment No. 1 Delayed Draw Term Loan — First Lien (SOFR 3 month + 6.25%, 1.00% Floor), 10.12%, 10/30/2029‡ (b)(c)	422,822	393,225
SR Landscaping, LLC, Closing Date Term Loan — First Lien (SOFR 1 month + 6.25%, 1.00% Floor), 10.12%, 10/30/2029‡ (b)(c)(d)	2,647,947	2,462,591
SR Landscaping, LLC, Delayed Draw Term Loan — First Lien (SOFR 1 month + 6.25%, 1.00% Floor), 10.12%, 10/30/2029‡ (b)(c)	881,711	819,991
SR Landscaping, LLC, Revolving Loan — First Lien (SOFR 3 month + 6.25%, 1.00% Floor), 10.12%, 10/30/2029‡ (b)(c)	445,109	413,951

First Eagle Credit Opportunities Fund | Annual Report | December 31, 2025

First Eagle Credit Opportunities Fund | Consolidated Schedule of Investments | December 31, 2025

Investments	Principal Amount ($)	Value ($)
Environmental & Facilities Services — 2.9% (continued)
Tri Scapes, LLC (HH-TRISCAPES ACQUISITION, INC.), Closing Date Term Loan — First Lien (SOFR 3 month + 5.50%, 1.00% Floor), 9.40%, 07/12/2030‡ (b)(c)(d)	4,915,556	4,841,822
Tri Scapes, LLC (HH-TRISCAPES ACQUISITION, INC.), Delayed Draw Term Loan — First Lien (SOFR 3 month + 5.50%, 1.00% Floor), 9.30%, 07/12/2030‡ (b)(c)	1,938,844	1,909,762
21,694,460
Financial Exchanges & Data — 0.8%
Priority Holdings, LLC, 2025‑1 Refinancing Term Loan — First Lien (SOFR 1 month + 3.75%), 7.47%, 07/30/2032 (e)	5,857,264	5,770,869
Food Distributors — 0.7%
National Convenience Distributors, LLC, Delayed Draw Term Loan — First Lien (SOFR 1 month + 6.75%), 10.52%, 08/09/2028‡ (b)(c)(d)	677,647	664,941
National Convenience Distributors, LLC, Initial Term Loan — First Lien (SOFR 1 month + 6.75%, 1.00% Floor), 10.52%, 08/09/2028‡ (b)(c)(d)	5,082,353	4,987,059
5,652,000
Footwear — 0.1%
SHO Holding I Corp., Tranche A Term Loan — First Lien (SOFR 1 month + 6.50%), 10.33%, 06/30/2029‡ (b)(c)	536,157	536,157
General Merchandise Stores — 0.9%
1959 Holdings, LLC (Family Dollar), Funding Date Term Loan — First Lien (SOFR 1 month + 6.50%), 10.20%, 07/05/2030‡ (b)(c)	6,976,744	6,906,977
Health Care Distributors — 0.7%
Prescott’s Inc. (AKA Greenjacket), Delayed Draw Term Loan — First Lien (SOFR 3 month + 4.75%, 1.00% Floor), 8.62%, 12/30/2030‡ (b)(c)	1,194,915	1,191,928
Prescott’s Inc. (AKA Greenjacket), Term Loan — First Lien (SOFR 3 month + 4.75%, 1.00% Floor), 8.42%, 12/30/2030‡ (b)(c)(d)	4,022,085	4,012,030
5,203,958

First Eagle Credit Opportunities Fund | Annual Report | December 31, 2025

First Eagle Credit Opportunities Fund | Consolidated Schedule of Investments | December 31, 2025

Investments	Principal Amount ($)	Value ($)
Health Care Facilities — 1.1%
ConvenientMD (CMD Intermediate Holdings, Inc.), 2024 Extended Revolving Credit Loan — First Lien (SOFR 3 month + 5.50%, 1.00% Floor), 9.44%, 06/08/2029‡ (b)(c)	20,000	18,200
ConvenientMD (CMD Intermediate Holdings, Inc.), 2024 Extended Term Loan — First Lien (SOFR 3 month + 5.50%, 1.00% Floor), 9.47%, 06/08/2029‡ (b)(c)(d)	1,775,523	1,615,726
Crisis Prevention Institute, Inc., 2024 Term Loan — First Lien (SOFR 3 month + 4.00%, 0.50% Floor), 7.67%, 04/09/2031‡ (e)	2,018,637	2,010,441
Quorum Health Resources (QHR), 2023 Incremental Term Loan — First Lien (SOFR 1 month + 5.25%), 9.07%, 05/28/2027‡ (b)(c)(d)	1,950,000	1,940,250
Quorum Health Resources (QHR), Specified Delayed Draw Term Loan — First Lien (SOFR 1 month + 5.25%), 9.07%, 05/28/2027‡ (b)(c)(d)	1,950,000	1,940,250
Quorum Health Resources (QHR), Term Loan — First Lien (SOFR 1 month + 5.25%, 1.00% Floor), 9.07%, 05/28/2027‡ (b)(c)(d)	1,030,112	1,024,962
8,549,829
Health Care Services — 13.9%
Anne Arundel Dermatology Management, LLC, Delayed Draw Term Loan B — First Lien (SOFR 3 month + 5.50%, 1.00% Floor, 1.00% PIK), 10.65%, 10/15/2027‡ (b)(c)(d)	207,773	198,423
Anne Arundel Dermatology Management, LLC, Delayed Draw Term Loan A — First Lien (SOFR 3 month + 5.50%, 1.00% Floor, 1.00% PIK), 10.65%, 10/15/2027‡ (b)(c)(d)	122,661	117,127
Anne Arundel Dermatology Management, LLC, Delayed Draw Term Loan C — First Lien (SOFR 3 month + 5.50%, 1.00% Floor, 1.00% PIK), 10.65%, 10/15/2027‡ (b)(c)	584,859	557,030
Anne Arundel Dermatology Management, LLC, Restatement Date Term Loan — First Lien (SOFR 3 month + 5.50%, 1.00% Floor, 1.00% PIK), 10.65%, 10/15/2027‡ (b)(c)(d)	2,024,167	1,933,080

First Eagle Credit Opportunities Fund | Annual Report | December 31, 2025

First Eagle Credit Opportunities Fund | Consolidated Schedule of Investments | December 31, 2025

Investments	Principal Amount ($)	Value ($)
Health Care Services — 13.9% (continued)
BCDI BHI Intermediate 2, LP (Basic Home Infusion), Delayed Draw Term Loan — First Lien (SOFR 3 month + 5.75%, 1.00% Floor), 9.57%, 09/29/2028‡ (b)(c)(d)	1,203,845	1,203,845
BCDI BHI Intermediate 2, LP (Basic Home Infusion), Initial Term Loan — First Lien (SOFR 3 month + 5.75%, 1.00% Floor), 9.57%, 09/29/2028‡ (b)(c)(d)	2,855,166	2,855,166
BCDI BHI Intermediate 2, LP (Basic Home Infusion), Revolving Credit Loan — First Lien (SOFR 3 month + 5.75%, 1.00% Floor), 9.57%, 09/29/2028‡ (b)(c)	173,907	173,907
Boston Clinical Trials LLC (Alcanza Clinical Research), Fourth Amendment Delayed Draw Term Loan — First Lien (SOFR 3 month + 5.75%, 1.00% Floor), 9.57%, 12/20/2027‡ (b)(c)	895,640	895,640
Boston Clinical Trials LLC (Alcanza Clinical Research), Fourth Amendment Term Loan — First Lien (SOFR 3 month + 5.75%, 1.00% Floor), 9.57%, 12/20/2027‡ (b)(c)(d)	2,061,628	2,061,628
Boston Clinical Trials LLC (Alcanza Clinical Research), Initial Term Loan — First Lien (SOFR 3 month + 6.25%, 1.00% Floor), 10.07%, 12/20/2027‡ (b)(c)(d)	4,646,146	4,646,146
Boston Clinical Trials LLC (Alcanza Clinical Research), Revolving Credit Loan — First Lien (SOFR 3 month + 6.25%, 1.00% Floor), 10.28%, 12/20/2027‡ (b)(c)	93,750	93,750
Community Based Care Acquisition, Inc. (Amivie Acquisition, Inc.), Delayed Draw Tranche A Term Loan — First Lien (SOFR 3 month + 5.25%, 1.00% Floor), 9.02%, 09/16/2027‡ (b)(c)(d)	880,590	880,590
Community Based Care Acquisition, Inc. (Amivie Acquisition, Inc.), Delayed Draw Tranche B Term Loan — First Lien (SOFR 3 month + 5.25%, 1.00% Floor), 9.02%, 09/16/2027‡ (b)(c)	983,409	983,409
Community Based Care Acquisition, Inc. (Amivie Acquisition, Inc.), Delayed Draw Tranche C Term Loan — First Lien (SOFR 3 month + 5.25%, 1.00% Floor), 9.02%, 09/16/2027‡ (b)(c)	1,991,294	1,991,294

First Eagle Credit Opportunities Fund | Annual Report | December 31, 2025

First Eagle Credit Opportunities Fund | Consolidated Schedule of Investments | December 31, 2025

Investments	Principal Amount ($)	Value ($)
Health Care Services — 13.9% (continued)
Community Based Care Acquisition, Inc. (Amivie Acquisition, Inc.), Initial Term Loan — First Lien (SOFR 3 month + 5.25%, 1.00% Floor), 9.02%, 09/16/2027‡ (b)(c)(d)	2,171,890	2,171,890
Dermatology Intermediate Holdings III, Inc. (Forefront), Term B‑1 Loan — First Lien (SOFR 3 month + 5.50%, 0.50% Floor), 9.34%, 03/30/2029‡ (e)	3,408,826	3,313,669
Elevate HD Parent, Inc., Delayed Draw Term Loan A — First Lien (SOFR 1 month + 6.00%, 1.00% Floor), 9.82%, 08/20/2029‡ (b)(c)	74,127	74,127
Elevate HD Parent, Inc., Delayed Draw Term Loan B — First Lien (SOFR 1 month + 6.00%, 1.00% Floor), 9.82%, 08/20/2029‡ (b)(c)	894,222	894,222
Elevate HD Parent, Inc., Initial Term Loan — First Lien (SOFR 1 month + 6.00%, 1.00% Floor), 9.82%, 08/20/2029‡ (b)(c)(d)	3,176,875	3,176,875
Endo1 Partners, LLC, Initial Term Loan — First Lien (SOFR 1 month + 6.76%, 2.00% Floor, 0.38% PIK), 10.85%, 05/23/2030‡ (b)(c)(d)	1,516,724	1,509,141
Endo1 Partners, LLC, Last Out Term Loan — First Lien (SOFR 1 month + 6.76%, 2.00% Floor, 0.38% PIK), 10.85%, 05/24/2030‡ (b)(c)(d)	5,714,246	5,657,104
Endo1 Partners, LLC, Revolving Loan — First Lien (SOFR 1 month + 4.00%, 1.00% Floor), 7.73%, 05/23/2030‡ (b)(c)	527,632	524,994
Epic Staffing Group (Cirrus/Tempus/Explorer Investor), Initial Term Loan — First Lien (SOFR 3 month + 6.00%, 0.50% Floor), 9.73%, 06/28/2029‡ (b)	4,851,979	4,269,742
Gen4 Dental Partners Opco, LLC, Initial Term Loan — First Lien (SOFR 3 month + 5.75%, 1.00% Floor), 9.64%, 05/13/2030‡ (b)(c)(d)	5,431,250	5,376,937
Global Medical Response, Inc., Initial Term Loan — First Lien (SOFR 3 month + 3.50%), 7.38%, 10/01/2032	1,500,000	1,511,137

First Eagle Credit Opportunities Fund | Annual Report | December 31, 2025

First Eagle Credit Opportunities Fund | Consolidated Schedule of Investments | December 31, 2025

Investments	Principal Amount ($)	Value ($)
Health Care Services — 13.9% (continued)
Houseworks Holdings, Fourth Amendment Term Loan — First Lien (SOFR 3 month + 5.50%, 1.00% Floor), 9.32%, 12/15/2028‡ (b)(c)(d)	2,616,840	2,577,587
Houseworks Holdings, Revolving Loan — First Lien (SOFR 3 month + 5.50%, 1.00% Floor), 9.20%, 12/15/2028‡ (b)(c)	255,468	251,636
Houseworks Holdings, Third Amendment Delayed Draw Term Loan — First Lien (SOFR 3 month + 5.50%, 1.00% Floor), 9.32%, 12/15/2028‡ (b)(c)	727,204	716,296
Houseworks Holdings, Third Amendment Term Loan — First Lien (SOFR 3 month + 5.50%, 1.00% Floor), 9.32%, 12/15/2028‡ (b)(c)(d)	1,657,895	1,633,026
In Vitro Sciences, LLC (New IVS Holdings, LLC), Closing Date Term Loan — First Lien (SOFR 1 month + 7.00%, 1.00% Floor), 10.83%, 02/28/2029‡ (b)(c)(d)	8,005,479	7,365,041
In Vitro Sciences, LLC (New IVS Holdings, LLC), Delayed Draw Term Loan — First Lien (SOFR 1 month + 7.00%, 1.00% Floor), 10.83%, 02/28/2029‡ (b)(c)(d)	2,050,420	1,886,386
In Vitro Sciences, LLC (New IVS Holdings, LLC), Revolving Loan — First Lien (SOFR 3 month + 7.00%, 1.00% Floor), 11.22%, 02/28/2029‡ (b)(c)	315,401	290,169
Life Northwestern Pennsylvania, LLC (FFL Pace Buyer, Inc.), Delayed Draw Term Loan — First Lien (SOFR 1 month + 5.25%, 1.00% Floor), 9.22%, 12/06/2027‡ (b)(c)(d)	567,976	567,976
Life Northwestern Pennsylvania, LLC (FFL Pace Buyer, Inc.), Initial Term Loan — First Lien (SOFR 1 month + 5.25%, 1.00% Floor), 9.22%, 12/06/2027‡ (b)(c)(d)	1,694,837	1,694,837
Life Northwestern Pennsylvania, LLC (FFL Pace Buyer, Inc.), Revolving Loan — First Lien (SOFR 1 month + 5.25%, 1.00% Floor), 9.22%, 12/06/2027‡ (b)(c)	271,423	271,423
LMSI Buyer, LLC, Initial Term Loan — First Lien (SOFR 3 month + 5.75%, 1.00% Floor), 9.57%, 10/25/2027‡ (b)(c)(d)	2,117,055	1,947,691

First Eagle Credit Opportunities Fund | Annual Report | December 31, 2025

First Eagle Credit Opportunities Fund | Consolidated Schedule of Investments | December 31, 2025

Investments	Principal Amount ($)	Value ($)
Health Care Services — 13.9% (continued)
LMSI Buyer, LLC, Revolving Credit Loan — First Lien (SOFR 3 month + 5.75%, 1.00% Floor), 9.57%, 10/25/2027‡ (b)(c)	390,516	359,275
LSCS Holdings Inc. (Dohmen Life Science Services/ Project Ghost), 2025 Refinancing Term Loan — First Lien (SOFR 3 month + 4.50%), 8.17%, 03/04/2032 (e)	4,659,101	4,573,699
Medrina, LLC, Initial Term Loan — First Lien (SOFR 6 month + 6.00%, 1.00% Floor), 9.69%, 10/20/2029‡ (b)(c)(d)	5,396,812	5,396,812
Medrina, LLC, Primary Delayed Draw Term Loan — First Lien (SOFR 6 month + 6.00%, 1.00% Floor), 10.22%, 10/20/2029‡ (b)(c)	953,934	953,934
Monarch Behavioral Therapy, LLC, Closing Date Term Loan — First Lien (SOFR 1 month + 5.00%, 1.00% Floor), 8.72%, 06/06/2030‡ (b)(c)(d)	9,523,554	9,475,936
Monarch Behavioral Therapy, LLC, Delayed Draw Term Loan — First Lien (SOFR 1 month + 5.00%, 1.00% Floor), 8.72%, 06/06/2030‡ (b)(c)	1,460,920	1,453,616
Monarch Behavioral Therapy, LLC, Revolving Loan — First Lien (SOFR 1 month + 5.00%, 1.00% Floor), 8.72%, 06/06/2030‡ (b)(c)	997,204	992,218
National Mentor Holdings, Inc. (Civitas Solutions), Initial Term Loan — Second Lien (SOFR 1 month + 7.25%, 0.75% Floor), 11.07%, 03/02/2029	9,386,585	8,870,323
Visante Acquisition, LLC, Initial Term Loan — First Lien (SOFR 3 month + 5.75%, 1.00% Floor), 9.59%, 01/31/2030‡ (b)(c)(d)	4,889,931	4,889,931
Women’s Care Holdings, Inc., Initial Term Loan — Second Lien (SOFR 3 month + 8.25%, 0.75% Floor), 12.19%, 01/12/2029	2,851,232	2,209,705
105,448,390
Health Care Technology — 2.5%
Advantmed Buyer Inc., Delayed Draw Term Loan — First Lien (SOFR 3 month + 4.50%, 1.00% Floor), 8.17%, 02/14/2031‡ (b)(c)	1,153,235	1,153,234

First Eagle Credit Opportunities Fund | Annual Report | December 31, 2025

First Eagle Credit Opportunities Fund | Consolidated Schedule of Investments | December 31, 2025

Investments	Principal Amount ($)	Value ($)
Health Care Technology — 2.5% (continued)
Advantmed Buyer Inc., Initial Term Loan — First Lien (SOFR 3 month + 4.50%, 1.00% Floor), 8.17%, 02/14/2031‡ (b)(c)(d)	8,149,524	8,149,524
Greenway Health, LLC (fka Vitera Healthcare Solutions, LLC), Term Loan — First Lien (SOFR 3 month + 6.75%), 10.42%, 04/01/2029‡ (b)(c)(d)	6,972,581	6,972,581
RMBUS Holdco Inc. (Eclat Health Solutions Inc.), Initial Term Loan — First Lien (SOFR 6 month + 6.50%, 1.00% Floor), 10.62%, 01/08/2029‡ (b)(c)(d)	2,773,185	2,773,185
19,048,524
Heavy Electrical Equipment — 1.6%
APS Acquisition Holdings, LLC, Delayed Draw Term Loan — First Lien (SOFR 3 month + 5.50%, 1.00% Floor), 9.17%, 07/11/2029‡ (b)(c)	936,094	936,094
APS Acquisition Holdings, LLC, Initial Term Loan — First Lien (SOFR 3 month + 5.50%, 1.00% Floor), 9.17%, 07/11/2029‡ (b)(c)(d)	6,153,251	6,153,251
Arcline FM Holding, LLC (Fairbanks), 2025‑1 New Term Loan — First Lien (SOFR 3 month + 2.75%), 6.42%, 06/23/2030 (e)	3,388,659	3,406,924
Astro Acquisition, LLC, Initial Term Loan — First Lien (SOFR 6 month + 3.25%), 7.12%, 08/30/2032	1,706,363	1,722,001
12,218,270
Highways & Railtracks — 0.1%
NA Rail Hold Co. LLC (Patriot Rail), Tranche B‑3 Term Loan — First Lien (SOFR 3 month + 3.00%), 6.74%, 03/08/2032 (e)	995,000	1,004,950
Home Furnishings — 0.6%
Hunter Douglas Holding B.V., Amendment No. 3 Tranche B‑1 Term Loan — First Lien (SOFR 3 month + 3.00%), 6.67%, 01/17/2032 (e)	1,982,456	1,995,907
Thornton Carpet, LLC, Closing Date Term Loan — First Lien (SOFR 1 month + 5.00%, 1.00% Floor), 8.73%, 05/15/2031‡ (b)(c)(d)	2,265,041	2,239,559
4,235,466

First Eagle Credit Opportunities Fund | Annual Report | December 31, 2025

First Eagle Credit Opportunities Fund | Consolidated Schedule of Investments | December 31, 2025

Investments	Principal Amount ($)	Value ($)
Home Improvement Retail — 1.0%
360 Partners, LLC, Term Loan — First Lien (SOFR 3 month + 4.50%, 1.00% Floor), 8.37%, 08/07/2031‡ (b)(c)(d)	1,043,478	1,031,739
Air Conditioning Specialist, Inc., Closing Date Term Loan — First Lien (SOFR 3 month + 5.50%, 1.00% Floor), 9.38%, 11/19/2029‡ (b)(c)(d)	4,996,785	4,971,801
Air Conditioning Specialist, Inc., Delayed Draw Term Loan — First Lien (SOFR 3 month + 5.50%, 1.00% Floor), 9.29%, 11/19/2029‡ (b)(c)	1,732,264	1,723,603
Air Conditioning Specialist, Inc., Revolving Loan — First Lien (SOFR 3 month + 5.50%, 1.00% Floor), 9.26%, 11/19/2029‡ (b)(c)	328,904	327,259
8,054,402
Homebuilding — 0.2%
HP PHRG Borrower, LLC (Power Home Remodeling), Closing Date Term Loan — First Lien (SOFR 3 month + 4.00%), 7.67%, 02/20/2032‡ (e)	1,225,720	1,220,615
Hotels, Resorts & Cruise Lines — 0.4%
Stats, LLC (Peak Jersey Holdco Ltd.), Term Loan — First Lien (SOFR 3 month + 5.25%), 9.40%, 07/10/2026 (e)	3,453,875	3,403,794
Household Products — 0.3%
Lash OpCo, LLC, Initial Term Loan — First Lien (SOFR 3 month + 5.00%, 1.00% Floor, 2.00% PIK), 10.94%, 09/17/2027‡ (b)(c)(d)	2,088,633	1,929,305
Human Resource & Employment Services — 1.7%
Danforth Health, Inc., Delayed Draw Term Loan — First Lien (SOFR 3 month + 5.50%, 1.00% Floor), 9.37%, 12/09/2027‡ (b)(c)	677,604	677,604
Danforth Health, Inc., First Amendment Incremental Term Loan — First Lien (SOFR 3 month + 5.50%, 1.00% Floor), 9.32%, 12/09/2027‡ (b)(c)(d)	954,576	954,576
Danforth Health, Inc., Fourth Amendment Incremental Term Loan — First Lien (SOFR 3 month + 5.50%, 1.00% Floor), 9.32%, 12/09/2027‡ (b)(c)(d)	1,897,880	1,897,880

First Eagle Credit Opportunities Fund | Annual Report | December 31, 2025

First Eagle Credit Opportunities Fund | Consolidated Schedule of Investments | December 31, 2025

Investments	Principal Amount ($)	Value ($)
Human Resource & Employment Services — 1.7% (continued)
Danforth Health, Inc., Initial Term Loan — First Lien (SOFR 3 month + 5.50%, 1.00% Floor), 9.17%, 12/09/2027‡ (b)(c)(d)	1,213,476	1,213,476
Danforth Health, Inc., Second Amendment Incremental Term Loan — First Lien (SOFR 3 month + 5.50%, 1.00% Floor), 9.32%, 12/09/2027‡ (b)(c)(d)	7,173,410	7,173,409
Triple Crown Consulting, LLC, Term A Loan — First Lien (SOFR 1 month + 6.50%, 1.50% Floor), 10.32%, 06/02/2028‡ (b)(c)(d)	1,086,504	1,083,787
13,000,732
Industrial Machinery — 1.1%
BCP VI Summit Holdings LP (Nvent Thermal), Initial Term Loan — First Lien (SOFR 1 month + 3.00%), 6.84%, 01/30/2032 (e)	1,995,000	2,010,591
Dynamo US Bidco Inc. (Innomotics), Facility B1 (USD) — First Lien (SOFR 1 month + 3.25%), 7.09%, 09/30/2031‡ (e)	1,239,369	1,252,537
Kenan Advantage Group, Inc., The, U.S. Term B‑4 Loan — First Lien (SOFR 1 month + 3.25%), 6.97%, 01/25/2029 (e)	2,312,402	2,296,215
TK Elevator Midco GmbH (Vertical MidCo), Facility B (USD) — First Lien (SOFR 6 month + 2.75%), 6.95%, 04/30/2030 (e)	2,970,112	2,991,957
8,551,300
Insurance Brokers — 4.4%
Acrisure, LLC, 2025 Term B Loan — First Lien (SOFR 1 month + 3.25%), 6.97%, 06/20/2032 (e)	1,960,862	1,965,764
Alera Group, Inc., Term Loan — First Lien (SOFR 1 month + 3.25%), 6.97%, 05/30/2032 (e)	1,316,024	1,323,847
Amynta Agency Borrower Inc. (Amynta Warranty Borrower Inc.), 2025‑1 Refinancing Term Loan — First Lien (SOFR 1 month + 2.75%), 6.47%, 12/29/2031 (e)	1,972,562	1,979,338
CFC Bidco 2022 Ltd., Initial Term Loan — First Lien (SOFR 3 month + 3.75%), 7.74%, 07/01/2032‡	4,000,000	3,905,000

First Eagle Credit Opportunities Fund | Annual Report | December 31, 2025

First Eagle Credit Opportunities Fund | Consolidated Schedule of Investments | December 31, 2025

Investments	Principal Amount ($)	Value ($)
Insurance Brokers — 4.4% (continued)
Newcleus, LLC, Initial Term Loan — First Lien (SOFR 3 month + 4.00%, 1.00% Floor, 2.00% PIK), 11.82%, 08/02/2026‡ (b)(c)(d)	1,210,497	1,162,077
Portfolio Holding, Inc. (Turbo Buyer/PGM), Amendment No. 3 Incremental Term Loan Retired 01/02/2026 — First Lien (SOFR 6 month + 6.00%, 1.00% Floor), 9.85%, 06/02/2026‡ (b)(c)(d)	1,915,775	1,915,775
Portfolio Holding, Inc. (Turbo Buyer/PGM), Amendment No. 4 Incremental Delayed Draw Term Loan Retired 01/02/2026 — First Lien (SOFR 6 month + 6.00%, 1.00% Floor), 9.85%, 06/02/2026‡ (b)(c)(d)	753,156	753,156
Portfolio Holding, Inc. (Turbo Buyer/PGM), Amendment No. 4 Incremental Term Loan Retired 01/02/2026 — First Lien (SOFR 6 month + 6.00%, 1.00% Floor), 9.85%, 06/02/2026‡ (b)(c)(d)	1,127,034	1,127,034
The Mutual Group, LLC, Term Loan — First Lien (SOFR 3 month + 5.75%, 1.00% Floor), 9.42%, 01/31/2030‡ (b)(c)(d)	4,784,903	4,784,903
Tricor, LLC, Amendment No. 4 Delayed Draw Term Loan — First Lien (SOFR 1 month + 5.00%, 1.00% Floor), 8.82%, 08/08/2031‡ (b)(c)	5,334,347	5,334,347
Tricor, LLC, Amendment No.3 Incremental Term Loan — First Lien (SOFR 1 month + 5.00%, 1.00% Floor), 8.82%, 08/08/2031‡ (b)(c)(d)	1,799,595	1,799,595
Tricor, LLC, Delayed Draw Term Loan — First Lien (SOFR 3 month + 5.00%, 1.00% Floor), 8.85%, 08/08/2031‡ (b)(c)(d)	706,667	706,667
Tricor, LLC, Term Loan — First Lien (SOFR 1 month + 5.00%, 1.00% Floor), 8.82%, 08/08/2031‡ (b)(c)(d)	1,880,828	1,880,828
XPT Partners, LLC, 2024 Delayed Draw Term Loan — First Lien (SOFR 1 month + 5.50%, 1.00% Floor), 9.89%, 09/13/2028‡ (b)(c)	211,554	209,967
XPT Partners, LLC, 2024 Revolving Loan — First Lien (SOFR 6 month + 5.50%, 1.00% Floor), 9.40%, 09/13/2028‡ (b)(c)	113,095	112,246

First Eagle Credit Opportunities Fund | Annual Report | December 31, 2025

First Eagle Credit Opportunities Fund | Consolidated Schedule of Investments | December 31, 2025

Investments	Principal Amount ($)	Value ($)
Insurance Brokers — 4.4% (continued)
XPT Partners, LLC, Term Loan — First Lien (SOFR 6 month + 5.50%, 1.00% Floor), 9.89%, 09/13/2028‡ (b)(c)(d)	4,241,398	4,209,587
33,170,131
Integrated Telecommunication Services — 0.5%
Guardian US Holdco LLC (Intrado Corp.), Initial Term Loan — First Lien (SOFR 3 month + 3.50%), 7.17%, 01/31/2030 (e)	1,949,175	1,954,857
Orion US Finco, Initial Term Loan — First Lien (SOFR 3 month + 3.50%), 7.43%, 10/08/2032	1,500,000	1,508,790
3,463,647
Interactive Media & Services — 0.7%
Ingenio LLC, First Amendment Term Loan — First Lien (SOFR 3 month + 2.00%, 1.00% Floor, 6.00% PIK), 11.82%, 08/03/2027‡ (b)(c)(d)	4,195,677	4,006,872
Ingenio LLC, Term Loan — First Lien (SOFR 3 month + 2.00%, 1.00% Floor, 6.00% PIK), 11.82%, 08/03/2027‡ (b)(c)(d)	1,352,939	1,292,057
5,298,929
Internet & Direct Marketing Retail — 1.5%
Everlane, Inc., Term Loan — First Lien (SOFR 1 month + 6.50%, 1.00% Floor), 10.20%, 02/14/2029‡ (b)(c)	3,300,000	3,300,000
Kobra International, Ltd. (d/b/a Nicole Miller), Term Loan — First Lien (SOFR 1 month + 6.00%, 1.00% Floor), 9.87%, 05/17/2027‡ (b)(c)	6,755,991	6,755,991
Sweetwater Borrower LLC, Initial Term Loan — First Lien (SOFR 1 month + 4.25%, 0.75% Floor), 8.08%, 08/07/2028‡ (e)	1,123,773	1,132,201
11,188,192
Internet Services & Infrastructure — 0.7%
Blackhawk Network Holdings, Inc., Additional Term B‑2 Loan — First Lien (SOFR 3 month + 4.00%), 7.67%, 03/12/2029 (e)	3,088,966	3,107,546
Technology Partners, LLC (Imagine Software), Initial Term Loan — First Lien (SOFR 3 month + 5.00%, 1.00% Floor), 8.98%, 11/16/2027‡ (b)(c)(d)	2,246,266	2,246,266
5,353,812

First Eagle Credit Opportunities Fund | Annual Report | December 31, 2025

First Eagle Credit Opportunities Fund | Consolidated Schedule of Investments | December 31, 2025

Investments	Principal Amount ($)	Value ($)
IT Consulting & Other Services — 5.4%
Alpine SG, LLC (ASG), February 2023 Term Loan — First Lien (SOFR 3 month + 4.75%, 1.00% Floor), 9.49%, 11/05/2027‡ (b)(c)(d)	121,023	121,023
Alpine SG, LLC (ASG), Initial Term Loan — First Lien (SOFR 3 month + 4.75%, 1.00% Floor), 9.49%, 11/05/2027‡ (b)(c)(d)	352,709	352,709
Alpine SG, LLC (ASG), May 2022 Term Loan — First Lien (SOFR 3 month + 4.75%, 1.00% Floor), 9.49%, 11/05/2027‡ (b)(c)(d)	185,442	185,442
Alpine SG, LLC (ASG), November 2021 Term Loan — First Lien (SOFR 3 month + 4.75%, 1.00% Floor), 9.49%, 11/05/2027‡ (b)(c)(d)	342,977	342,977
Argano, LLC, 2025 Delayed Draw Term Loan — First Lien (SOFR 1 month + 5.50%, 1.00% Floor), 9.22%, 09/13/2029‡ (b)(c)	2,028,386	2,028,386
Argano, LLC, Initial Term Loan — First Lien (SOFR 1 month + 5.50%, 1.00% Floor), 9.23%, 09/13/2029‡ (b)(c)(d)	7,678,210	7,678,210
Asurion, LLC, New B‑10 Term Loan — First Lien (SOFR 1 month + 4.00%), 7.82%, 08/19/2028 (e)	2,976,923	2,984,008
Eliassen Group, LLC, Initial Delayed Draw Term Loan — First Lien (SOFR 3 month + 5.75%, 0.75% Floor), 9.42%, 04/14/2028‡ (b)(c)	170,229	168,101
Eliassen Group, LLC, Initial Term Loan — First Lien (SOFR 3 month + 5.75%, 0.75% Floor), 9.42%, 04/14/2028‡ (b)(c)(d)	2,365,000	2,335,438
Inflexionpoint LLC (fka Automated Control Concepts), Term Loan — First Lien (SOFR 3 month + 5.50%, 1.00% Floor), 9.43%, 10/22/2026‡ (b)(c)(d)	1,860,104	1,860,104
Irving Parent, Corp. (Quisitive), Initial Term Loan — First Lien (SOFR 3 month + 5.25%, 1.00% Floor), 8.92%, 03/11/2031‡ (b)(c)(d)	10,270,150	10,116,098
Marlin DTC — LS Midco 2, LLC (Clarus Commerce, LLC), 2A Term Loan — First Lien (SOFR 1 month + 6.50%, 1.00% Floor), 10.32%, 07/01/2026‡ (b)(c)(d)	1,438,086	1,351,801

First Eagle Credit Opportunities Fund | Annual Report | December 31, 2025

First Eagle Credit Opportunities Fund | Consolidated Schedule of Investments | December 31, 2025

Investments	Principal Amount ($)	Value ($)
IT Consulting & Other Services — 5.4% (continued)
Trio BidCo, LLC, Closing Date Term B Loan — First Lien (SOFR 3 month + 4.00%), 7.67%, 10/29/2032	1,060,621	1,064,598
Unified Patents, LLC, Term A Loan — First Lien (SOFR 6 month + 4.75%), 8.35%, 12/23/2027‡ (b)(c)(d)	8,270,339	8,228,987
Zodiac Purchaser, LLC (Zuora), Term Loan — First Lien (SOFR 1 month + 3.50%), 7.22%, 02/14/2032 (e)	2,176,786	2,172,302
40,990,184
Leisure Facilities — 0.7%
Bandon Fitness Texas, Inc., Delayed Draw Term Loan — First Lien (SOFR 3 month + 6.00%, 1.00% Floor, 0.50% PIK), 10.53%, 07/27/2028‡ (b)(c)	1,269,474	1,186,958
Bandon Fitness Texas, Inc., Initial Term Loan — First Lien (SOFR 3 month + 6.00%, 1.00% Floor, 0.50% PIK), 10.49%, 07/27/2028‡ (b)(c)(d)	2,852,149	2,666,760
Bandon Fitness Texas, Inc., Revolving Loan — First Lien (SOFR 3 month + 6.50%, 1.00% Floor, 0.50% PIK), 11.01%, 07/27/2028‡ (b)(c)	244,283	228,404
Peninsula Pacific Entertainment Development, LLC, Closing Date Term B Facility Loan — First Lien (SOFR 3 month + 4.75%), 8.42%, 10/01/2032‡	1,927,896	1,939,946
6,022,068
Managed Health Care — 0.3%
LBH Services, LLC, Delayed Draw Term Loan — First Lien (SOFR 3 month + 7.75%, 1.00% Floor, 0.75% PIK), 12.60%, 03/28/2028‡ (b)(c)	311,272	234,608
LBH Services, LLC, Revolving Loan — First Lien (SOFR 1 month + 7.75%, 1.00% Floor, 0.75% PIK), 12.45%, 03/28/2028‡ (b)(c)	775,409	585,434
LBH Services, LLC, Term Loan — First Lien (SOFR 1 month + 7.75%, 1.00% Floor, 0.75% PIK), 12.33%, 03/28/2028‡ (b)(c)(d)	1,494,856	1,128,585
Mamba Purchaser, Inc., Fifth Amendment Term Loan — First Lien (SOFR 1 month + 3.00%), 6.73%, 10/14/2031	226,377	227,368
2,175,995

First Eagle Credit Opportunities Fund | Annual Report | December 31, 2025

First Eagle Credit Opportunities Fund | Consolidated Schedule of Investments | December 31, 2025

Investments	Principal Amount ($)	Value ($)
Metal & Glass Containers — 0.9%
BCPE Empire Holdings, Inc., Amendment No. 8 Incremental Term Loan — First Lien (SOFR 1 month + 3.25%), 6.97%, 12/11/2030 (e)	2,977,444	2,951,391
Closure Systems International Group Inc. (Canister International Group Inc.), Amendment No.5 Term Loan — First Lien (SOFR 1 month + 3.00%), 6.72%, 03/22/2029 (e)	2,969,870	2,982,864
Clydesdale Acquisition Holdings, Inc., 2025 Incremental Closing Date Term B Loan — First Lien (SOFR 1 month + 3.25%), 6.97%, 04/01/2032	979,442	979,790
6,914,045
Multi-Sector Holdings — 0.4%
Auxey Bidco Ltd. (Alexander Mann Solutions), Facility B (USD) — First Lien (SOFR 1 month + 6.00%), 10.03%, 06/29/2027 (b)(e)	2,940,000	2,785,650
Oil & Gas Storage & Transportation — 0.1%
VRS Buyer, Inc. (Liquid Tech Solutions), Initial Term Loan — First Lien (SOFR 3 month + 3.50%), 7.24%, 10/12/2032‡	1,004,624	1,009,436
Other Diversified Financial Services — 0.5%
Cohnreznick Advisory LLC (Currahee Borrower Sub), Initial Term Loan — First Lien (SOFR 3 month + 3.50%), 7.17%, 03/31/2032‡	3,691,391	3,716,787
Packaged Foods & Meats — 0.5%
Aspire Bakeries Holdings LLC, Second Amendment Refinancing Term Loan Retired 01/02/2026 — First Lien (SOFR 1 month + 3.50%), 7.22%, 12/23/2030 (e)	992,487	999,440
Golden State Foods LLC, Initial Term Loan — First Lien (SOFR 1 month + 4.00%), 7.69%, 12/04/2031 (e)	2,883,077	2,904,700
3,904,140
Paper Packaging — 1.4%
Advanced Web Technologies (AWT), Delayed Draw Term Loan — First Lien (SOFR 3 month + 5.75%, 1.00% Floor, 2.25% PIK), 10.10%, 12/17/2027‡ (b)(c)(d)	759,788	759,503

First Eagle Credit Opportunities Fund | Annual Report | December 31, 2025

First Eagle Credit Opportunities Fund | Consolidated Schedule of Investments | December 31, 2025

Investments	Principal Amount ($)	Value ($)
Paper Packaging — 1.4% (continued)
Advanced Web Technologies (AWT), First Amendment Delayed Draw Term Loan — First Lien (SOFR 3 month + 4.25%, 1.00% Floor, 2.25% PIK), 10.34%, 12/17/2027‡ (b)(c)(d)	329,117	328,993
Advanced Web Technologies (AWT), First Amendment Delayed Draw Term Loan 2 — First Lien (SOFR 3 month + 4.25%, 1.00% Floor, 2.25% PIK), 10.34%, 12/17/2027‡ (b)(c)(d)	475,915	475,743
Advanced Web Technologies (AWT), First Requested Incremental Term Loan — First Lien (SOFR 3 month + 4.25%, 1.00% Floor, 2.25% PIK), 10.10%, 12/17/2027‡ (b)(c)(d)	2,109,516	2,109,077
Advanced Web Technologies (AWT), Fourth Amendment Delayed Term Loan — First Lien (SOFR 3 month + 4.25%, 1.00% Floor, 2.25% PIK), 10.10%, 12/17/2027‡ (b)(c)	726,651	725,386
Advanced Web Technologies (AWT), Fourth Amendment Incremental Term Loan — First Lien (SOFR 6 month + 4.25%, 1.00% Floor, 2.25% PIK), 10.34%, 12/17/2027‡ (b)(c)(d)	1,565,318	1,564,992
Advanced Web Technologies (AWT), Revolving Credit Loan — First Lien (SOFR 3 month + 6.00%, 1.00% Floor), 10.19%, 12/17/2027‡ (b)(c)	26,485	26,485
Advanced Web Technologies (AWT), Second Amendment Delayed Draw Term Loan — First Lien (SOFR 3 month + 4.25%, 1.00% Floor, 2.25% PIK), 10.10%, 12/17/2027‡ (b)(c)(d)	1,564,538	1,563,951
Advanced Web Technologies (AWT), Term Loan — First Lien (SOFR 3 month + 4.25%, 1.00% Floor, 2.25% PIK), 10.10%, 12/17/2027‡ (b)(c)(d)	873,750	873,567
Golden West Packaging Group LLC, Term B‑1 Loan — First Lien (SOFR 3 month + 5.25%, 1.00% Floor), 9.20%, 06/27/2031‡	2,739,471	1,859,416
10,287,113
Paper Products — 1.0%
R-Pac International Corp. (Project Radio), 2024 Incremental Term Loan — First Lien (SOFR 3 month + 6.00%), 9.84%, 12/29/2027‡ (b)(c)	2,355,965	2,355,965

First Eagle Credit Opportunities Fund | Annual Report | December 31, 2025

First Eagle Credit Opportunities Fund | Consolidated Schedule of Investments | December 31, 2025

Investments	Principal Amount ($)	Value ($)
Paper Products — 1.0% (continued)
R-Pac International Corp. (Project Radio), Initial Revolving Loan — First Lien (SOFR 1 month + 6.00%, 0.75% Floor), 9.83%, 12/29/2027‡ (b)(c)	485,075	485,074
R-Pac International Corp. (Project Radio), Initial Term Loan — First Lien (SOFR 3 month + 6.00%, 0.75% Floor), 10.10%, 12/29/2027‡ (b)(c)	4,812,500	4,812,500
7,653,539
Pharmaceuticals — 2.1%
Alvogen Pharma US, Inc., Loan — Second Lien (SOFR 3 month + 2.50%, 8.00% PIK), 14.17%, 03/01/2029‡	2,509,040	1,718,135
Nephron Pharmaceuticals, LLC, FO Term Loan — First Lien (SOFR 3 month + 4.00%, 3.25% Floor), 7.67%, 12/30/2027‡ (b)(c)(d)	1,476,923	1,476,923
Nephron Pharmaceuticals, LLC, LO Term Loan — First Lien (SOFR 3 month + 9.20%, 3.25% Floor), 12.87%, 12/30/2027‡ (b)(c)(d)	5,021,538	5,021,538
Syner-G Intermediate Holdings, LLC, Term Loan — First Lien (SOFR 3 month + 5.25%, 1.00% Floor), 8.92%, 09/17/2030‡ (b)(c)(d)	8,583,952	7,897,236
16,113,832
Railroads — 0.5%
Beacon Mobility Corp., Delayed Draw Term Loan — First Lien (SOFR 3 month + 3.25%), 6.92%, 08/06/2030‡	302,940	304,929
Beacon Mobility Corp., Initial Term Loan — First Lien (SOFR 3 month + 3.25%), 6.92%, 08/06/2030‡	3,625,352	3,649,153
3,954,082
Real Estate Development — 1.3%
841 Prudential MOB LLC, Term Loan — First Lien (SOFR 1 month + 6.50%, 2.50% Floor), 10.32%, 10/09/2027‡ (b)(c)	9,837,838	9,837,837
Real Estate Services — 1.3%
Avison Young (Canada) Inc., Delayed Draw Term Loan — First Lien (SOFR 3 month + 8.50%), 12.67%, 12/12/2027‡ (f)	505,518	492,880

First Eagle Credit Opportunities Fund | Annual Report | December 31, 2025

First Eagle Credit Opportunities Fund | Consolidated Schedule of Investments | December 31, 2025

Investments	Principal Amount ($)	Value ($)
Real Estate Services — 1.3% (continued)
Avison Young (Canada) Inc., First Out Term Loan — First Lien (SOFR 3 month + 6.25%), 10.33%, 03/12/2028	7,900,000	7,363,432
Avison Young (Canada) Inc., Initial Term Loan — First Lien (SOFR 3 month + 8.50%), 12.67%, 12/12/2027‡ (d)(f)	1,361,680	1,327,637
Avison Young (Canada) Inc., Second-Out Term Loan — First Lien (SOFR 3 month + 1.50%, 2.00% Floor, 6.50% PIK), 11.99%, 03/12/2029‡ (f)	1,761,399	805,475
Avison Young (Canada) Inc., Third-Out Term Loan — First Lien (SOFR 3 month + 1.50%, 2.00% Floor, 6.50% PIK), 12.10%, 03/12/2029 (f)	579,940	123,582
10,113,006
Research & Consulting Services — 6.7%
CC Amulet Management, LLC (Children’s Choice), Delayed Draw Term Loan — First Lien (SOFR 3 month + 5.00%, 1.00% Floor), 9.19%, 08/31/2027‡ (b)(c)	300,545	300,545
CC Amulet Management, LLC (Children’s Choice), Revolving Loan — First Lien (SOFR 1 month + 5.00%, 1.00% Floor), 9.11%, 08/31/2026‡ (b)(c)	47,249	47,250
CC Amulet Management, LLC (Children’s Choice), Second Amendment Delayed Draw Term Loan — First Lien (SOFR 3 month + 5.00%, 1.00% Floor), 9.01%, 08/31/2027‡ (b)(c)	2,489,349	2,489,349
CC Amulet Management, LLC (Children’s Choice), Term Loan — First Lien (SOFR 3 month + 5.00%, 1.00% Floor), 9.10%, 08/31/2027‡ (b)(c)(d)	3,253,336	3,253,336
Citrin Cooperman Advisors LLC, Initial Term Loan — First Lien (SOFR 3 month + 3.00%), 6.67%, 04/01/2032‡ (e)	2,992,500	3,004,964
Eisner Advisory Group LLC, February 2024 Incremental Term Loan — First Lien (SOFR 1 month + 4.00%, 0.50% Floor), 7.72%, 02/28/2031 (e)	3,977,500	4,010,453

First Eagle Credit Opportunities Fund | Annual Report | December 31, 2025

First Eagle Credit Opportunities Fund | Consolidated Schedule of Investments | December 31, 2025

Investments	Principal Amount ($)	Value ($)
Research & Consulting Services — 6.7% (continued)
Harbour Benefit Holdings, Inc. (Zenith Merger Sub), Revolving Loan — First Lien (SOFR 1 month + 5.50%, 1.00% Floor), 9.22%, 07/11/2029‡ (b)(c)	531,933	526,613
Harbour Benefit Holdings, Inc. (Zenith Merger Sub), Term A Loan — First Lien (SOFR 3 month + 5.50%, 1.00% Floor), 9.17%, 07/11/2029‡ (b)(c)(d)	9,875,000	9,776,250
HFW Cos., LLC (fka HFW Holdings, LLC), Delayed Draw Term Loan — First Lien (SOFR 3 month + 5.00%, 1.00% Floor), 8.85%, 05/01/2031‡ (b)(c)	1,310,100	1,296,999
HFW Cos., LLC (fka HFW Holdings, LLC), Term A Loan — First Lien (SOFR 3 month + 5.00%, 1.00% Floor), 8.85%, 05/01/2031‡ (b)(c)(d)	6,285,833	6,222,975
Motus Group, LLC, Initial Term Loan — First Lien (SOFR 3 month + 3.75%, 0.50% Floor), 7.42%, 12/11/2028‡ (e)	992,481	990,829
PRGX Global, Inc., Initial Term Loan — First Lien (SOFR 3 month + 5.50%, 1.00% Floor), 9.49%, 12/20/2030‡ (b)(c)(d)	3,134,211	3,079,362
Sagebrush Buyer, LLC (Province), Initial Term Loan — First Lien (SOFR 1 month + 5.00%, 1.00% Floor), 8.72%, 07/01/2030‡ (b)(c)(d)	9,400,163	9,400,163
Strategy Corps., LLC, Revolving Credit Loan — First Lien (SOFR 1 month + 5.50%, 1.00% Floor), 9.21%, 06/28/2030‡ (b)(c)	213,862	210,119
Strategy Corps., LLC, Term Loan — First Lien (SOFR 1 month + 5.50%, 1.00% Floor), 9.22%, 06/28/2030‡ (b)(c)(d)	6,480,263	6,366,858
50,976,065
Restaurants — 0.3%
Cooper’s Hawk Intermediate Holding, LLC, Closing Date Initial Term Loan — First Lien (SOFR 3 month + 5.50%, 1.00% Floor), 9.32%, 07/29/2031 (b)	2,305,263	2,308,145
Cooper’s Hawk Intermediate Holding, LLC, Delayed Draw Term Loan — First Lien (SOFR 3 month + 5.50%, 1.00% Floor), 9.32%, 07/29/2031 (b)	126,316	126,474

First Eagle Credit Opportunities Fund | Annual Report | December 31, 2025

First Eagle Credit Opportunities Fund | Consolidated Schedule of Investments | December 31, 2025

Investments	Principal Amount ($)	Value ($)
Restaurants — 0.3% (continued)
Cooper’s Hawk Intermediate Holding, LLC, Revolving Loan — First Lien (SOFR 1 month + 5.50%, 1.00% Floor), 9.23%, 07/29/2031‡ (b)	31,579	31,578
2,466,197
Security & Alarm Services — 1.8%
LSF12 Crown US Commercial Bidco, LLC (Kidde Global Solutions), 2025 Refinancing Term Loan — First Lien (SOFR 1 month + 3.50%), 7.37%, 12/02/2031 (e)	2,625,852	2,645,545
SuperHero Fire Protection, LLC, Eleventh Amendment Incremental Term Loan — First Lien (SOFR 3 month + 5.50%, 1.00% Floor), 9.17%, 12/31/2029‡ (b)(c)(d)	10,307,517	10,307,517
SuperHero Fire Protection, LLC, Revolving Loan — First Lien (SOFR 3 month + 5.50%, 1.00% Floor), 9.34%, 12/31/2029‡ (b)(c)	215,056	215,056
13,168,118
Specialized Consumer Services — 2.6%
Case Works, LLC, Delayed Draw Term Loan — First Lien (SOFR 3 month + 5.25%, 1.00% Floor), 8.98%, 10/01/2029‡ (b)(c)	748,804	730,084
Case Works, LLC, Revolving Loan — First Lien (SOFR 3 month + 5.25%, 1.00% Floor), 8.93%, 10/01/2029‡ (b)(c)	464,655	453,039
Case Works, LLC, Term Loan — First Lien (SOFR 3 month + 5.25%, 1.00% Floor), 8.92%, 10/01/2029‡ (b)(c)(d)	4,988,405	4,863,695
LaserAway Intermediate Holdings II, LLC, Initial Term Loan — First Lien (SOFR 3 month + 5.75%, 0.75% Floor), 9.89%, 10/14/2027‡ (b)(c)(d)	4,053,929	4,053,929
Mammoth Holdings, LLC, Delayed Draw Term Loan — First Lien (SOFR 3 month + 6.00%, 1.00% Floor), 9.87%, 11/15/2030‡ (b)(c)	897,955	866,526
Mammoth Holdings, LLC, Initial Revolving Credit Loan — First Lien (SOFR 1 month + 6.00%, 1.00% Floor), 10.55%, 11/15/2029‡ (b)(c)	111,364	107,466

First Eagle Credit Opportunities Fund | Annual Report | December 31, 2025

First Eagle Credit Opportunities Fund | Consolidated Schedule of Investments | December 31, 2025

Investments	Principal Amount ($)	Value ($)
Specialized Consumer Services — 2.6% (continued)
Mammoth Holdings, LLC, Initial Term Loan — First Lien (SOFR 3 month + 6.00%, 1.00% Floor), 9.67%, 11/15/2030‡ (b)(c)(d)	3,572,727	3,447,682
Owl Vans, LLC, Revolving Loan — First Lien (SOFR 1 month + 5.25%, 1.00% Floor), 8.97%, 12/31/2030‡ (b)(c)	288,000	280,800
Owl Vans, LLC, Term Loan — First Lien (SOFR 1 month + 5.25%, 1.00% Floor), 8.97%, 12/31/2030‡ (b)(c)(d)	3,041,280	2,965,248
Thermostat Purchaser III, Inc., Initial Term B‑1 Loan — First Lien (SOFR 3 month + 4.25%), 7.92%, 08/31/2028‡ (e)	2,214,976	2,211,288
19,979,757
Specialized Finance — 1.7%
Ahead DB Holdings, LLC, Term B‑5 Loan — First Lien (SOFR 3 month + 3.00%, 0.75% Floor), 6.17%, 02/01/2031 (e)	3,930,312	3,930,980
AlpineX OpCo, LLC, Delayed Draw Term Loan — First Lien (SOFR 3 month + 6.00%, 1.00% Floor), 10.25%, 12/27/2027‡ (b)(c)(d)	508,974	508,973
AlpineX OpCo, LLC, Fourth Amendment Incremental Term Loan — First Lien (SOFR 3 month + 6.00%, 1.00% Floor), 10.25%, 12/27/2027‡ (b)(c)(d)	73,189	73,189
AlpineX OpCo, LLC, Revolving Loan — First Lien (SOFR 3 month + 6.00%, 1.00% Floor), 10.25%, 12/27/2027‡ (b)(c)	112,621	112,621
AlpineX OpCo, LLC, Second Amendment Incremental Revolving Loan — First Lien (SOFR 3 month + 6.00%, 1.00% Floor), 10.25%, 12/27/2027‡ (b)(c)	52,857	52,857
AlpineX OpCo, LLC, Second Amendment Incremental Term Loan — First Lien (SOFR 3 month + 6.00%, 1.00% Floor), 10.25%, 12/27/2027‡ (b)(c)(d)	834,763	834,763
AlpineX OpCo, LLC, Term Loan — First Lien (SOFR 3 month + 6.00%, 1.00% Floor), 10.25%, 12/27/2027‡ (b)(c)(d)	789,333	789,333
Apex Group Treasury Ltd., 2025 Refinancing USD Term Loan — First Lien (SOFR 3 month + 3.50%), 7.39%, 02/27/2032 (e)	2,985,000	2,820,825

First Eagle Credit Opportunities Fund | Annual Report | December 31, 2025

First Eagle Credit Opportunities Fund | Consolidated Schedule of Investments | December 31, 2025

Investments	Principal Amount ($)	Value ($)
Specialized Finance — 1.7% (continued)
Berkeley Research Group Holdings, LLC, Term Loan B — First Lien (SOFR 3 month + 3.25%), 6.92%, 05/01/2032 (e)	1,770,140	1,775,795
iLending LLC, Term A Loan — First Lien (SOFR 1 month + 1.00%, 1.00% Floor, 5.00% PIK), 9.82%, 12/21/2028‡ (b)(c)(d)	644,996	565,984
iLending LLC, Term B Loan — First Lien 0.00%, 12/21/2028‡ (b)(c)(d)	631,418	—
June Purchaser LLC (Janney Montgomery Scott), Initial Term Loan — First Lien (SOFR 3 month + 2.75%), 6.42%, 11/28/2031 (e)	1,701,429	1,715,253
13,180,573
Specialty Chemicals — 1.0%
Plaze (PLZ Aeroscience), 2021‑1 Term Loan — First Lien (SOFR 1 month + 3.75%, 0.75% Floor), 7.58%, 08/03/2026	976,864	906,041
Plaze (PLZ Aeroscience), Initial Term Loan — First Lien (SOFR 1 month + 3.50%), 7.33%, 08/03/2026	4,963,690	4,603,822
RLG Holdings, LLC, 2022 Incremental Term Loan — First Lien (SOFR 1 month + 5.00%), 8.72%, 07/07/2028‡ (e)	2,609,654	1,637,558
RLG Holdings, LLC, Closing Date Initial Term Loan — First Lien (SOFR 1 month + 4.25%, 0.75% Floor), 8.08%, 07/07/2028 (e)	896,319	551,460
7,698,881
Specialty Stores — 0.2%
Great Outdoors Group, LLC (Bass Pro Group), Term B‑3 Loan — First Lien (SOFR 1 month + 3.25%), 6.97%, 01/23/2032 (e)	1,488,722	1,499,329
Systems Software — 0.6%
McAfee Enterprise (Magenta Buyer LLC), Super Priority Term Loan — First Lien (SOFR 3 month + 6.25%, 1.00% Floor), 10.09%, 07/27/2028 (e)	1,579,521	1,585,444
Perforce Software, Inc., 2024‑1 Refinancing Term Loan — First Lien (SOFR 1 month + 4.75%), 8.47%, 06/29/2029	2,977,444	2,679,699
4,265,143

First Eagle Credit Opportunities Fund | Annual Report | December 31, 2025

First Eagle Credit Opportunities Fund | Consolidated Schedule of Investments | December 31, 2025

Investments	Principal Amount ($)	Value ($)
Technology Distributors — 0.3%
Modena Buyer LLC (End User Computing), Initial Term Loan — First Lien (SOFR 3 month + 4.25%), 8.09%, 07/01/2031 (e)	2,482,412	2,474,456
Technology Hardware, Storage & Peripherals — 0.5%
TouchTunes Music Group, LLC (TA TT Buyer), Tranche B‑1 Term Loan — First Lien (SOFR 3 month + 4.75%), 8.42%, 04/02/2029 (e)	3,859,050	3,773,437
Textiles — 0.5%
Elevate Textiles, Inc. (International Textile Group), First Out Term Loan — First Lien (SOFR 3 month + 8.50%), 12.64%, 09/30/2027‡ (e)	2,058,856	2,071,085
Elevate Textiles, Inc. (International Textile Group), Last Out Term Loan — First Lien (SOFR 3 month + 1.00%, 1.00% Floor, 5.50% PIK), 10.64%, 09/30/2027‡	2,635,324	2,042,376
4,113,461
Trading Companies & Distributors — 0.3%
DXP Enterprises, Inc., 2025 Incremental Term Loan — First Lien (SOFR 1 month + 3.25%), 6.97%, 10/11/2030 (e)	1,980,000	1,999,800
Trucking — 1.8%
A&R Logistics Holdings, Inc., Tranche 7 Incremental Term Loan — First Lien (SOFR 3 month + 2.50%, 1.00% Floor, 4.25% PIK), 10.89%, 02/03/2028‡ (b)(c)(d)	3,304,767	2,842,100
A&R Logistics Holdings, Inc., Tranche 9 Incremental Term Loan — First Lien (SOFR 3 month + 2.50%, 1.00% Floor, 4.25% PIK), 10.89%, 02/03/2028‡ (b)(c)(d)	625,405	537,848
First Student Bidco Inc. (First Transit Parent Inc.), Initial Term B Loan — First Lien (SOFR 3 month + 2.50%), 6.17%, 08/15/2030	2,149,228	2,159,168
First Student Bidco Inc. (First Transit Parent Inc.), Initial Term C Loan — First Lien (SOFR 3 month + 2.50%), 6.17%, 08/15/2030	393,309	394,865
Stonepeak Taurus Lower Holdings LLC (TRAC), Initial Term Loan (Second Lien Term Loan) — Second Lien (SOFR 3 month + 7.00%, 0.50% Floor), 10.77%, 01/28/2030	5,000,000	4,437,500

First Eagle Credit Opportunities Fund | Annual Report | December 31, 2025

First Eagle Credit Opportunities Fund | Consolidated Schedule of Investments | December 31, 2025

Investments	Principal Amount ($)	Value ($)
Trucking — 1.8% (continued)
Student Transportation of America Holdings, Inc., Term Loan B — First Lien (SOFR 3 month + 3.25%), 6.94%, 06/24/2032‡ (e)	2,987,500	2,999,958
13,371,439
Water Utilities — 0.7%
Waste Resource Management, Inc., Delayed Draw Term Loan — First Lien (SOFR 1 month + 5.75%, 1.00% Floor), 9.47%, 12/28/2029‡ (b)(c)	1,538,290	1,538,290
Waste Resource Management, Inc., Term Loan — First Lien (SOFR 1 month + 5.75%, 1.00% Floor), 9.47%, 12/28/2029‡ (b)(c)(d)	4,147,048	4,147,048
5,685,338
Total Senior Loans (Cost $712,002,995)		697,582,228
	Shares
Common Stocks — 1.1%
Commodity Chemicals — 0.0%
A&A Global Imports LLC, Class A*‡ (b)(c)(d)	41	—
IT Services — 1.1%
Solugenix Lenders I LLC*‡ (b)(c)	7,777,778	7,777,778
Real Estate Services — 0.0% (g)
Avison Young-Investments LLC (Canada)*‡ (d)	1,236	139
Avison Young-Investments LLC, Preference (Canada)*‡ (d)	1,950,816	346,270
346,409
Transportation Infrastructure — 0.0% (g)
Limetree Bay Cayman*‡ (c)	1,430	14
Total Common Stocks (Cost $8,866,771)		8,124,201
Principal Amount ($)
Corporate Bonds — 0.3%
Entertainment — 0.2%
Allen Media LLC 10.50%, 02/15/2028‡ (h)	3,000,000	1,290,000

First Eagle Credit Opportunities Fund | Annual Report | December 31, 2025

First Eagle Credit Opportunities Fund | Consolidated Schedule of Investments | December 31, 2025

Investments	Principal Amount ($)	Value ($)
Software — 0.1%
Camelot Finance SA 4.50%, 11/01/2026 (h)	430,000	427,073
Total Corporate Bonds (Cost $3,399,978)		1,717,073
	Number of Warrants
Warrants — 0.0% (g)
Apparel Retail — 0.0% (g)
Xcel Brands, Inc., expiring 12/12/2034*‡ (b)(c)	7,667	1,074
Interactive Media & Services — 0.0% (g)
Ingenio LLC, expiring 3/28/2030*‡ (b)(c)(d)	78	76,871
Total Warrants (Cost —)		77,945
	Shares
Short-Term Investments — 11.7%
Investment Companies — 11.7%
JP Morgan U.S. Government Money Market Fund, Capital Shares 3.73% (i) (Cost $89,289,082)	89,289,082	89,289,082
Total Investments — 104.9% (Cost $813,558,826)		796,790,529
Credit Facility^ — (12.3)% (Cost $(93,597,266))		(93,597,266)
Other Assets Less Liabilities — 7.4%		56,733,244
Net Assets — 100.0%		759,926,507
*Non-income producing security.
‡Value determined using significant unobservable inputs.
^Total borrowings of $96,650,000, net of unamortized deferred financing costs of $3,052,734.
(a)Senior loans pay interest at rates that are periodically determined on the basis of a floating benchmark lending rate, sometimes subject to a floor, plus a spread, unless otherwise indicated. The most popular benchmark lending rates are SOFR (a broad measure of the cost of borrowing cash overnight collateralized by U.S. Treasury securities in the repurchase agreement market) and the prime rate offered by one or more major U.S. banks (“Prime”). SOFR based contracts may include a credit spread adjustment that is charged in addition to the benchmark rate and the stated spread. SOFR and Prime were utilized as benchmark lending rates for the senior loans at December 31, 2025. The rates shown represent the contractual rates (benchmark rate or floor plus spread) in effect at period end.
(b)Represents a security that is subject to legal or contractual restrictions on resale. The Fund generally acquires its investments in private transactions exempt from registration under the

First Eagle Credit Opportunities Fund | Annual Report | December 31, 2025

First Eagle Credit Opportunities Fund | Consolidated Schedule of Investments | December 31, 2025

Securities Act of 1933, as amended, or the Securities Act. Its investments are therefore generally subject to certain limitations on resale, and may be deemed to be “restricted securities” under the Securities Act. Total value of all such securities at December 31, 2025 amounted to $482,050,302, which represents approximately 63.43% of net assets of the Fund.

Restricted Securities	Acqusition Date	Cost	Carrying Value Per Share/Principal
1959 Holdings, LLC (Family Dollar), Funding Date Term Loan — First Lien	11/12/25	$6,910,647	$99.00
360 Partners, LLC, Term Loan — First Lien	08/07/25	1,036,873	98.88
841 Prudential MOB LLC, Term Loan — First Lien	10/09/24	9,752,929	100.00
A&A Global Imports LLC	02/15/24	0	0.00
A&A Global Imports, LLC, First Out Term Loan — First Lien	06/01/21 - 10/19/22	1,059,899	2.50
A&A Global Imports, LLC, Last Out Term Loan — First Lien	06/01/21 - 10/19/22	1,221,206	0.00
A&A Global Imports, LLC, New Revolving Loan — First Lien	02/14/24 - 09/30/25	53,578	100.00
A&R Logistics Holdings, Inc., Tranche 7 Incremental Term Loan — First Lien	07/06/22 - 04/02/25	3,302,465	86.00
A&R Logistics Holdings, Inc., Tranche 9 Incremental Term Loan — First Lien	08/01/22	623,615	86.00
Advanced Web Technologies (AWT), Delayed Draw Term Loan — First Lien	03/14/24 - 07/02/24	758,703	99.96
Advanced Web Technologies (AWT), First Amendment Delayed Draw Term Loan — First Lien	05/09/23	326,756	99.96
Advanced Web Technologies (AWT), First Amendment Delayed Draw Term Loan 2 — First Lien	02/13/24	475,916	99.96
Advanced Web Technologies (AWT), First Requested Incremental Term Loan — First Lien	10/18/22 - 07/02/24	2,101,759	99.98
Advanced Web Technologies (AWT), Fourth Amendment Delayed Term Loan — First Lien	03/24/25 - 09/08/25	715,892	99.83
Advanced Web Technologies (AWT), Fourth Amendment Incremental Term Loan — First Lien	07/02/24	1,548,918	99.98
Advanced Web Technologies (AWT), Revolving Credit Loan — First Lien	09/25/25	26,304	100.00
Advanced Web Technologies (AWT), Second Amendment Delayed Draw Term Loan — First Lien	02/13/24 - 07/02/24	1,563,860	99.96

First Eagle Credit Opportunities Fund | Annual Report | December 31, 2025

First Eagle Credit Opportunities Fund | Consolidated Schedule of Investments | December 31, 2025

Restricted Securities	Acqusition Date	Cost	Carrying Value Per Share/Principal
Advanced Web Technologies (AWT), Term Loan — First Lien	02/05/21 - 07/02/24	$868,920	$99.98
Advantmed Buyer Inc., Delayed Draw Term Loan — First Lien	03/21/25	1,148,700	100.00
Advantmed Buyer Inc., Initial Term Loan — First Lien	02/14/25	8,054,642	100.00
Air Buyer Inc. (Condata Global), Revolving Credit Loan — First Lien	07/23/24 - 12/23/25	218,947	97.00
Air Buyer Inc. (Condata Global), Term Loan — First Lien	07/23/24	3,242,849	97.00
Air Conditioning Specialist, Inc., Closing Date Term Loan — First Lien	11/19/24	4,930,580	99.50
Air Conditioning Specialist, Inc., Delayed Draw Term Loan — First Lien	11/29/24 - 08/22/25	1,710,065	99.50
Air Conditioning Specialist, Inc., Revolving Loan — First Lien	11/19/24 - 02/27/25	324,327	99.50
Alpine SG, LLC (ASG), February 2023 Term Loan — First Lien	02/03/23	119,432	100.00
Alpine SG, LLC (ASG), Initial Term Loan — First Lien	11/05/21	350,488	100.00
Alpine SG, LLC (ASG), May 2022 Term Loan — First Lien	05/13/22	183,807	100.00
Alpine SG, LLC (ASG), November 2021 Term Loan — First Lien	11/24/21	339,932	100.00
AlpineX OpCo, LLC, Delayed Draw Term Loan — First Lien	05/09/23	507,027	100.00
AlpineX OpCo, LLC, Fourth Amendment Incremental Term Loan — First Lien	12/15/23	72,152	100.00
AlpineX OpCo, LLC, Revolving Loan — First Lien	12/27/21 - 07/18/24	111,733	100.00
AlpineX OpCo, LLC, Second Amendment Incremental Revolving Loan — First Lien	09/16/22 - 07/18/24	52,276	100.00
AlpineX OpCo, LLC, Second Amendment Incremental Term Loan — First Lien	09/16/22	824,259	100.00
AlpineX OpCo, LLC, Term Loan — First Lien	12/27/21	783,124	100.00
Anne Arundel Dermatology Management, LLC, Delayed Draw Term Loan B — First Lien	03/14/22	207,773	95.50
Anne Arundel Dermatology Management, LLC, Delayed Draw Term Loan A — First Lien	03/14/22	122,661	95.49
Anne Arundel Dermatology Management, LLC, Delayed Draw Term Loan C — First Lien	11/09/21 - 11/09/23	583,246	95.24

First Eagle Credit Opportunities Fund | Annual Report | December 31, 2025

First Eagle Credit Opportunities Fund | Consolidated Schedule of Investments | December 31, 2025

Restricted Securities	Acqusition Date	Cost	Carrying Value Per Share/Principal
Anne Arundel Dermatology Management, LLC, Restatement Date Term Loan — First Lien	02/05/21 - 03/14/22	$2,022,249	$95.50
Apella Capital, LLC, Delayed Draw Term Loan — First Lien	08/30/24 - 12/27/24	245,453	100.00
Apella Capital, LLC, First Amendment Delayed Draw Term Loan — First Lien	12/27/24 - 06/03/25	290,682	100.00
Apella Capital, LLC, First Amendment Term Loan — First Lien	12/04/24	575,526	100.00
Apella Capital, LLC, Initial Term Loan — First Lien	03/01/24	1,234,084	100.00
Apella Capital, LLC, Second Amendment Delayed Draw Term Loan — First Lien	06/03/25 - 06/27/25	983,224	100.00
Apella Capital, LLC, Second Amendment Term Loan — First Lien	03/06/25	973,057	100.00
Apella Capital, LLC, Third Amendment Delayed Draw Loan — First Lien	06/27/25 - 09/09/25	342,878	100.00
Apex Analytix, Inc. (Montana Buyer, Inc.), Initial Term Loan — First Lien	06/15/22	2,583,069	99.25
AppHub LLC, Delayed Draw Term Loan — First Lien	10/04/22 - 04/02/24	363,136	99.50
AppHub LLC, June 2024 Delayed Draw Term Loan — First Lien	08/29/24	2,016,785	99.50
AppHub LLC, Revolving Credit Loan — First Lien	09/25/25	102,006	99.50
AppHub LLC, Term Loan — First Lien	09/29/22	2,618,638	99.50
APS Acquisition Holdings, LLC, Delayed Draw Term Loan — First Lien	04/08/25 - 10/20/25	931,989	100.00
APS Acquisition Holdings, LLC, Initial Term Loan — First Lien	07/10/24	6,078,913	100.00
Argano, LLC, 2025 Delayed Draw Term Loan — First Lien	04/03/25 - 12/31/25	2,010,436	100.00
Argano, LLC, Initial Term Loan — First Lien	09/13/24 - 04/10/25	7,567,084	100.00
Auxey Bidco Ltd. (Alexander Mann Solutions), Facility B (USD) — First Lien	12/13/24 - 07/21/25	2,887,893	94.75
Bandon Fitness Texas, Inc., Delayed Draw Term Loan — First Lien	07/01/22 - 10/31/25	1,264,917	93.50
Bandon Fitness Texas, Inc., Initial Term Loan — First Lien	07/27/22 - 10/31/25	2,830,641	93.50
Bandon Fitness Texas, Inc., Revolving Loan — First Lien	04/23/25	242,974	93.50

First Eagle Credit Opportunities Fund | Annual Report | December 31, 2025

First Eagle Credit Opportunities Fund | Consolidated Schedule of Investments | December 31, 2025

Restricted Securities	Acqusition Date	Cost	Carrying Value Per Share/Principal
BCDI BHI Intermediate 2, LP (Basic Home Infusion), Delayed Draw Term Loan — First Lien	02/13/24	$1,200,933	$100.00
BCDI BHI Intermediate 2, LP (Basic Home Infusion), Initial Term Loan — First Lien	09/30/22	2,833,380	100.00
BCDI BHI Intermediate 2, LP (Basic Home Infusion), Revolving Credit Loan — First Lien	09/30/22	172,585	100.00
Blazing Star Parent, LLC, Closing Date Term Loan — First Lien	11/12/25	7,836,486	98.50
Boston Clinical Trials LLC (Alcanza Clinical Research), Fourth Amendment Delayed Draw Term Loan — First Lien	05/31/24	892,999	100.00
Boston Clinical Trials LLC (Alcanza Clinical Research), Fourth Amendment Term Loan — First Lien	04/19/24	2,043,425	100.00
Boston Clinical Trials LLC (Alcanza Clinical Research), Initial Term Loan — First Lien	12/21/21 - 02/13/24	4,610,617	100.00
Boston Clinical Trials LLC (Alcanza Clinical Research), Revolving Credit Loan — First Lien	10/07/25 - 11/26/25	93,359	100.00
Case Works, LLC, Delayed Draw Term Loan — First Lien	12/13/24 - 09/26/25	745,926	97.50
Case Works, LLC, Revolving Loan — First Lien	12/11/24 - 12/30/25	459,794	97.50
Case Works, LLC, Term Loan — First Lien	10/01/24	4,938,938	97.50
Catawba Nation Gaming Authority, Initial Term B Loan — First Lien	12/16/24	597,238	102.58
Catawba Nation Gaming Authority, Initial Term B Loan — First Lien	06/12/25 - 07/21/25	3,981,534	102.58
CC Amulet Management, LLC (Children’s Choice), Delayed Draw Term Loan — First Lien	08/31/21	300,064	100.00
CC Amulet Management, LLC (Children’s Choice), Revolving Loan — First Lien	12/16/22	47,114	100.00
CC Amulet Management, LLC (Children’s Choice), Second Amendment Delayed Draw Term Loan — First Lien	08/30/24 - 06/05/25	2,481,186	100.00
CC Amulet Management, LLC (Children’s Choice), Term Loan — First Lien	08/31/21 - 08/09/24	3,232,749	100.00
CI (MG) Group, LLC (Mariani Landscape), Delayed Draw Term Loan — First Lien	04/11/25 - 11/26/25	1,691,703	99.75
CI (MG) Group, LLC (Mariani Landscape), Initial Term Loan — First Lien	03/27/25	6,792,551	99.75

First Eagle Credit Opportunities Fund | Annual Report | December 31, 2025

First Eagle Credit Opportunities Fund | Consolidated Schedule of Investments | December 31, 2025

Restricted Securities	Acqusition Date	Cost	Carrying Value Per Share/Principal
CI (MG) Group, LLC (Mariani Landscape), Revolving Loan — First Lien	05/13/25 - 10/01/25	$421,744	$99.75
Community Based Care Acquisition, Inc. (Amivie Acquisition, Inc.), Delayed Draw Tranche A Term Loan — First Lien	06/15/22	877,603	100.00
Community Based Care Acquisition, Inc. (Amivie Acquisition, Inc.), Delayed Draw Tranche B Term Loan — First Lien	09/30/22	976,475	100.00
Community Based Care Acquisition, Inc. (Amivie Acquisition, Inc.), Delayed Draw Tranche C Term Loan — First Lien	03/19/24 - 08/04/25	1,977,184	100.00
Community Based Care Acquisition, Inc. (Amivie Acquisition, Inc.), Initial Term Loan — First Lien	09/16/21	2,154,732	100.00
ConvenientMD (CMD Intermediate Holdings, Inc.), 2024 Extended Revolving Credit Loan — First Lien	09/02/25	19,729	91.00
ConvenientMD (CMD Intermediate Holdings, Inc.), 2024 Extended Term Loan — First Lien	11/24/21 - 06/09/22	1,764,091	91.00
Cooper’s Hawk Intermediate Holding, LLC, Closing Date Initial Term Loan — First Lien	07/28/25	2,272,403	100.13
Cooper’s Hawk Intermediate Holding, LLC, Delayed Draw Term Loan — First Lien	12/23/25	125,372	100.12
Cooper’s Hawk Intermediate Holding, LLC, Revolving Loan — First Lien	10/20/25	30,323	100.00
Danforth Health, Inc., Delayed Draw Term Loan — First Lien	10/24/24	675,437	100.00
Danforth Health, Inc., First Amendment Incremental Term Loan — First Lien	12/01/22	947,096	100.00
Danforth Health, Inc., Fourth Amendment Incremental Term Loan — First Lien	08/30/24	1,873,357	100.00
Danforth Health, Inc., Initial Term Loan — First Lien	05/13/22	1,205,759	100.00
Danforth Health, Inc., Second Amendment Incremental Term Loan — First Lien	05/24/24	7,110,169	100.00
Data Driven Intermediate, LLC, Term Loan — First Lien	05/01/25	2,455,785	99.50
EiKO Global, LLC, Revolving Credit Loan — First Lien	09/02/25 - 09/09/25	3,515,954	97.75
Elevate HD Parent, Inc., Delayed Draw Term Loan A — First Lien	12/01/23	73,868	100.00
Elevate HD Parent, Inc., Delayed Draw Term Loan B — First Lien	08/09/24 - 11/20/25	889,871	100.00

First Eagle Credit Opportunities Fund | Annual Report | December 31, 2025

First Eagle Credit Opportunities Fund | Consolidated Schedule of Investments | December 31, 2025

Restricted Securities	Acqusition Date	Cost	Carrying Value Per Share/Principal
Elevate HD Parent, Inc., Initial Term Loan — First Lien	08/18/23	$3,137,495	$100.00
Eliassen Group, LLC, Initial Delayed Draw Term Loan — First Lien	03/31/22 - 09/29/23	170,072	98.75
Eliassen Group, LLC, Initial Term Loan — First Lien	08/03/22	2,353,438	98.75
Endo1 Partners, LLC, Initial Term Loan — First Lien	05/23/25	1,495,658	99.50
Endo1 Partners, LLC, Last Out Term Loan — First Lien	05/23/25	5,599,388	99.00
Endo1 Partners, LLC, Revolving Loan — First Lien	05/23/25 - 12/15/25	517,557	99.50
Enthusiast Auto Holdings, LLC (EAH-Intermediate Holdco LLC), Fifth Amendment Term Loan — First Lien	12/20/24	4,363,689	100.00
Enthusiast Auto Holdings, LLC (EAH-Intermediate Holdco LLC), Third Amendment Term Loan — First Lien	03/20/23	1,386,089	100.00
Epic Staffing Group (Cirrus/Tempus/ Explorer Investor), Initial Term Loan — First Lien	06/27/22 - 09/15/23	4,689,991	88.00
Everlane, Inc., Term Loan — First Lien	10/07/22	3,285,608	100.00
Gen4 Dental Partners Opco, LLC, Initial Term Loan — First Lien	05/13/24	5,346,418	99.00
Greenway Health, LLC (fka Vitera Healthcare Solutions, LLC), Term Loan — First Lien	12/18/23	6,824,128	100.00
Harbour Benefit Holdings, Inc. (Zenith Merger Sub), Revolving Loan — First Lien	07/11/24	524,968	99.00
Harbour Benefit Holdings, Inc. (Zenith Merger Sub), Term A Loan — First Lien	07/11/24	9,762,219	99.00
HFW Cos., LLC (fka HFW Holdings, LLC), Delayed Draw Term Loan — First Lien	05/01/25	1,305,541	99.00
HFW Cos., LLC (fka HFW Holdings, LLC), Term A Loan — First Lien	05/01/25	6,221,738	99.00
Houseworks Holdings, Fourth Amendment Term Loan — First Lien	05/28/24	2,579,520	98.50
Houseworks Holdings, Revolving Loan — First Lien	09/01/23	250,517	98.50
Houseworks Holdings, Third Amendment Delayed Draw Term Loan — First Lien	08/02/24 - 02/28/25	716,951	98.50

First Eagle Credit Opportunities Fund | Annual Report | December 31, 2025

First Eagle Credit Opportunities Fund | Consolidated Schedule of Investments | December 31, 2025

Restricted Securities	Acqusition Date	Cost	Carrying Value Per Share/Principal
Houseworks Holdings, Third Amendment Term Loan — First Lien	09/01/23	$1,627,212	$98.50
Hydrofarm Holdings Group, Inc., Term Loan — First Lien	12/10/21 - 03/18/22	1,103,183	83.50
iLending LLC, Term A Loan — First Lien	05/16/25	607,063	87.75
iLending LLC, Term B Loan — First Lien	05/16/25	593,226	0.00
In Vitro Sciences, LLC (New IVS Holdings, LLC), Closing Date Term Loan — First Lien	02/29/24	7,919,590	92.00
In Vitro Sciences, LLC (New IVS Holdings, LLC), Delayed Draw Term Loan — First Lien	02/29/24 - 07/15/24	2,036,220	92.00
In Vitro Sciences, LLC (New IVS Holdings, LLC), Revolving Loan — First Lien	10/03/25	311,128	92.00
Inflexionpoint LLC (fka Automated Control Concepts), Term Loan — First Lien	10/22/21 - 05/06/22	1,853,965	100.00
Ingenio LLC	03/28/25	0	985.53
Ingenio LLC, First Amendment Term Loan — First Lien	04/28/22	4,184,173	95.50
Ingenio LLC, Term Loan — First Lien	08/03/21	1,350,082	95.50
IPM MSO Management, LLC, Closing Date Term Loan — First Lien	12/10/21	766,496	95.50
IPM MSO Management, LLC, Delayed Draw Term Loan — First Lien	06/15/22	92,207	95.50
IPM MSO Management, LLC, Second Amendment Term Loan — First Lien	05/10/22	210,856	95.50
Irving Parent, Corp. (Quisitive), Initial Term Loan — First Lien	03/11/25	10,133,431	98.50
Kobra International, Ltd. (d/b/a Nicole Miller), Term Loan — First Lien	05/17/22 - 09/27/24	6,736,026	100.00
LaserAway Intermediate Holdings II, LLC, Initial Term Loan — First Lien	07/27/22 - 09/11/23	4,025,216	100.00
Lash OpCo, LLC, Initial Term Loan — First Lien	02/05/21	2,085,640	92.37
LBH Services, LLC, Delayed Draw Term Loan — First Lien	03/28/22	309,006	75.37
LBH Services, LLC, Revolving Loan — First Lien	03/28/22 - 02/17/23	774,210	75.50
LBH Services, LLC, Term Loan — First Lien	03/28/22	1,486,013	75.50
Life Northwestern Pennsylvania, LLC (FFL Pace Buyer, Inc.), Delayed Draw Term Loan — First Lien	02/13/24	567,977	100.00

First Eagle Credit Opportunities Fund | Annual Report | December 31, 2025

First Eagle Credit Opportunities Fund | Consolidated Schedule of Investments | December 31, 2025

Restricted Securities	Acqusition Date	Cost	Carrying Value Per Share/Principal
Life Northwestern Pennsylvania, LLC (FFL Pace Buyer, Inc.), Initial Term Loan — First Lien	12/10/21	$1,682,471	$100.00
Life Northwestern Pennsylvania, LLC (FFL Pace Buyer, Inc.), Revolving Loan — First Lien	01/23/23 - 11/24/25	269,113	100.00
LMSI Buyer, LLC, Initial Term Loan — First Lien	12/10/21 - 11/09/23	2,107,636	92.00
LMSI Buyer, LLC, Revolving Credit Loan — First Lien	10/25/21 - 10/01/24	387,760	92.00
MAG DS Corp., Initial Term Loan — First Lien	02/05/21 - 05/11/23	1,906,793	99.91
Mammoth Holdings, LLC, Delayed Draw Term Loan — First Lien	11/14/23 - 11/14/23	891,402	96.50
Mammoth Holdings, LLC, Initial Revolving Credit Loan — First Lien	09/29/25 - 12/30/25	109,871	96.50
Mammoth Holdings, LLC, Initial Term Loan — First Lien	11/14/23	3,516,977	96.50
Marlin DTC — LS Midco 2, LLC (Clarus Commerce, LLC), 2A Term Loan — First Lien	04/08/21	1,437,740	94.00
McHale & McHale Landscape Design, LLC, Closing Date Term Loan — First Lien	07/16/25	2,481,972	98.87
McHale & McHale Landscape Design, LLC, Delayed Draw Term Loan — First Lien	12/01/25	283,944	98.88
Medrina, LLC, Initial Term Loan — First Lien	10/20/23	5,322,412	100.00
Medrina, LLC, Primary Delayed Draw Term Loan — First Lien	01/22/25	949,488	100.00
Mission Critical Group, LLC, Delayed Draw Term Loan — First Lien	11/03/25	618,563	100.00
Mission Critical Group, LLC, Term Loan — First Lien	06/18/25	2,219,073	100.00
Monarch Behavioral Therapy, LLC, Closing Date Term Loan — First Lien	06/06/24	9,410,136	99.50
Monarch Behavioral Therapy, LLC, Delayed Draw Term Loan — First Lien	06/06/24	1,455,525	99.50
Monarch Behavioral Therapy, LLC, Revolving Loan — First Lien	12/30/24 - 10/08/25	988,609	99.50
National Convenience Distributors, LLC, Delayed Draw Term Loan — First Lien	10/08/25	665,227	98.13
National Convenience Distributors, LLC, Initial Term Loan — First Lien	10/08/25	4,989,526	98.12

First Eagle Credit Opportunities Fund | Annual Report | December 31, 2025

First Eagle Credit Opportunities Fund | Consolidated Schedule of Investments | December 31, 2025

Restricted Securities	Acqusition Date	Cost	Carrying Value Per Share/Principal
Nephron Pharmaceuticals, LLC, FO Term Loan — First Lien	01/31/25	$1,464,086	$100.00
Nephron Pharmaceuticals, LLC, LO Term Loan — First Lien	01/31/25	4,956,047	100.00
Newcleus, LLC, Initial Term Loan — First Lien	08/02/21 - 08/04/21	1,207,118	96.00
Oak Point Partners, LLC, Term Loan — First Lien	12/10/21	1,913,643	100.00
Owl Vans, LLC, Revolving Loan — First Lien	09/26/25	284,346	97.50
Owl Vans, LLC, Term Loan — First Lien	12/31/24	3,007,807	97.50
Penney Holdings LLC (Catalyst Brands), Initial Term Loan — First Lien	11/12/25	5,855,570	97.50
Portfolio Holding, Inc. (Turbo Buyer/PGM), Amendment No. 3 Incremental Term Loan Retired 01/02/2026 — First Lien	05/14/21	1,914,499	100.00
Portfolio Holding, Inc. (Turbo Buyer/PGM), Amendment No. 4 Incremental Delayed Draw Term Loan Retired 01/02/2026 — First Lien	05/31/22	752,934	100.00
Portfolio Holding, Inc. (Turbo Buyer/PGM), Amendment No. 4 Incremental Term Loan Retired 01/02/2026 — First Lien	11/15/21	1,126,149	100.00
Prescott’s Inc. (AKA Greenjacket), Delayed Draw Term Loan — First Lien	10/24/25	1,190,570	99.75
Prescott’s Inc. (AKA Greenjacket), Term Loan — First Lien	12/30/24	3,984,383	99.75
PRGX Global, Inc., Initial Term Loan — First Lien	02/20/25	3,106,422	98.25
Quorum Health Resources (QHR), 2023 Incremental Term Loan — First Lien	06/30/23	1,934,330	99.50
Quorum Health Resources (QHR), Specified Delayed Draw Term Loan — First Lien	02/13/24	1,945,100	99.50
Quorum Health Resources (QHR), Term Loan — First Lien	05/28/21	1,026,107	99.50
R.L. James, Inc. (HH Restore Acquisition), Closing Date Term Loan — First Lien	12/15/23	928,231	100.00
R.L. James, Inc. (HH Restore Acquisition), Delayed Draw Term Loan — First Lien	12/15/23 - 08/07/25	880,578	100.00
R.L. James, Inc. (HH Restore Acquisition), First Amendment Incremental Term Loan — First Lien	08/07/25	306,366	100.00
R.L. James, Inc. (HH Restore Acquisition), Revolving Loan — First Lien	11/07/25	66,581	100.00

First Eagle Credit Opportunities Fund | Annual Report | December 31, 2025

First Eagle Credit Opportunities Fund | Consolidated Schedule of Investments | December 31, 2025

Restricted Securities	Acqusition Date	Cost	Carrying Value Per Share/Principal
Rachel Zoe Creations, LLC, Term Loan — First Lien	12/15/25	$4,677,832	$97.94
RMBUS Holdco Inc. (Eclat Health Solutions Inc.), Initial Term Loan — First Lien	01/08/24	2,740,733	100.00
R-Pac International Corp. (Project Radio), 2024 Incremental Term Loan — First Lien	10/11/24	2,340,469	100.00
R-Pac International Corp. (Project Radio), Initial Revolving Loan — First Lien	10/28/24 - 10/30/25	481,361	100.00
R-Pac International Corp. (Project Radio), Initial Term Loan — First Lien	11/23/21	4,773,318	100.00
Sagebrush Buyer, LLC (Province), Initial Term Loan — First Lien	07/01/24	9,283,877	100.00
Sapio Sciences, LLC (Jarvis Bidco), Initial Term Loan — First Lien	11/18/22	3,186,493	100.00
Schola Group Acquisition, Inc. (Lathan McKee), Closing Date Term Loan — First Lien	04/09/25	3,172,678	99.00
Schola Group Acquisition, Inc. (Lathan McKee), Delayed Draw Term Loan — First Lien	08/01/25	460,296	99.00
SHO Holding I Corp., Tranche A Term Loan — First Lien	04/05/24	534,627	100.00
Solugenix Corp.	12/16/24	7,738,888	1.00
SR Landscaping, LLC, Amendment No. 1 Delayed Draw Term Loan — First Lien	08/20/24 - 08/14/25	421,157	93.00
SR Landscaping, LLC, Closing Date Term Loan — First Lien	10/30/23	2,620,159	93.00
SR Landscaping, LLC, Delayed Draw Term Loan — First Lien	10/30/23	878,890	93.00
SR Landscaping, LLC, Revolving Loan — First Lien	10/30/23 - 08/20/25	440,098	93.00
Strategy Corps., LLC, Revolving Credit Loan — First Lien	03/14/25 - 07/15/25	211,310	98.25
Strategy Corps., LLC, Term Loan — First Lien	06/28/24	6,411,025	98.25
Streetmasters Intermediate, Inc., Term Loan — First Lien	04/17/25	5,050,523	97.50
SuperHero Fire Protection, LLC, Eleventh Amendment Incremental Term Loan — First Lien	07/31/25	10,104,657	100.00

First Eagle Credit Opportunities Fund | Annual Report | December 31, 2025

First Eagle Credit Opportunities Fund | Consolidated Schedule of Investments | December 31, 2025

Restricted Securities	Acqusition Date	Cost	Carrying Value Per Share/Principal
SuperHero Fire Protection, LLC, Revolving Loan — First Lien	09/01/21 - 04/10/24	$214,764	$100.00
Syner-G Intermediate Holdings, LLC, Term Loan — First Lien	09/17/24	8,503,759	92.00
Technology Partners, LLC (Imagine Software), Initial Term Loan — First Lien	01/16/21	2,232,002	100.00
The Mutual Group, LLC, Term Loan — First Lien	01/31/24	4,732,850	100.00
Thornton Carpet, LLC, Closing Date Term Loan — First Lien	05/15/25	2,241,582	98.88
Tri Scapes, LLC (HH-TRISCAPES ACQUISITION, INC.), Closing Date Term Loan — First Lien	07/12/24	4,855,526	98.50
Tri Scapes, LLC (HH-TRISCAPES ACQUISITION, INC.), Delayed Draw Term Loan — First Lien	07/17/25 - 09/02/25	1,911,389	98.50
Tricor, LLC, Amendment No. 4 Delayed Draw Term Loan — First Lien	01/02/25 - 04/04/25	5,313,522	100.00
Tricor, LLC, Amendment No.3 Incremental Term Loan — First Lien	07/05/24	1,788,369	100.00
Tricor, LLC, Delayed Draw Term Loan — First Lien	02/13/24	706,669	100.00
Tricor, LLC, Term Loan — First Lien	10/22/21	1,875,812	100.00
Triple Crown Consulting, LLC, Term A Loan — First Lien	06/02/23	1,076,294	99.75
TriStrux, LLC, Delayed Draw Term Loan — First Lien	02/13/24	326,720	50.00
TriStrux, LLC, Initial Term Loan — First Lien	12/23/21	913,260	50.00
TriStrux, LLC, Revolving Loan — First Lien	12/23/21 - 09/30/25	359,197	49.98
Unified Patents, LLC, Term A Loan — First Lien	12/23/24	8,227,469	99.50
Violet Utility Buyer, LLC (Vannguard), Initial Term Loan — First Lien	07/24/25	3,935,496	98.88
Visante Acquisition, LLC, Initial Term Loan — First Lien	01/31/24	4,836,434	100.00
Waste Resource Management, Inc., Delayed Draw Term Loan — First Lien	12/28/23 - 05/19/25	1,532,595	100.00
Waste Resource Management, Inc., Term Loan — First Lien	12/28/23	4,102,075	100.00
Xcel Brands, Inc.	03/25/25	0	0.14

First Eagle Credit Opportunities Fund | Annual Report | December 31, 2025

First Eagle Credit Opportunities Fund | Consolidated Schedule of Investments | December 31, 2025

Restricted Securities	Acqusition Date	Cost	Carrying Value Per Share/Principal
Xcel Brands, Inc., Initial Term Loan A — First Lien	12/17/24 - 01/28/25	$1,065,258	$100.00
XPT Partners, LLC, 2024 Delayed Draw Term Loan — First Lien	12/10/24	210,413	99.25
XPT Partners, LLC, 2024 Revolving Loan — First Lien	12/10/24 - 08/15/25	111,812	99.25
XPT Partners, LLC, Term Loan — First Lien	12/10/24	4,195,610	99.25
		$488,367,705
(c)Security fair valued as of December 31, 2025 by the Adviser as “valuation designee” under the oversight of the Fund’s Board of Trustees. Total value of all such securities at December 31, 2025 amounted to $464,937,472, which represents approximately 61.18% of net assets of the Fund.
(d)The Ally Credit Facility is secured by a lien on all or a portion of the security. See Note 10 for additional details.
(e)The JPM Credit Facility is secured by a lien on all or a portion of the security. See Note 10 for additional details.
(f)All or a portion of this position has not yet settled as of December 31, 2025. The Fund will not accrue interest on its Senior Loans until the settlement date at which point Prime or SOFR will be established.
(g)Represents less than 0.05% of net assets.
(h)Securities exempt from registration under Rule 144A or Section 4(a)(2) of the Securities Act of 1933. Total value of all such securities at December 31, 2025 amounted to $1,717,073, which represents approximately 0.23% of net assets of the Fund.
(i)Represents 7-day effective yield as of December 31, 2025.

As of December 31, 2025, the gross unrealized appreciation (depreciation) of investments based on the aggregate cost of investment securities and derivative instruments, if applicable, for federal income tax purposes was as follows:

Aggregate gross unrealized appreciation	$4,132,411
Aggregate gross unrealized depreciation	(21,052,298)
Net unrealized depreciation	$(16,919,887)
Federal income tax cost	$813,710,416

Abbreviations

PIK— Pay in Kind
Preference— A special type of equity investment that shares in the earnings of the company, has limited voting rights, and may have a dividend preference. Preference shares may also have liquidation preference.
SOFR— Secured Overnight Financing Rate
USD— United States Dollar

See Notes to Consolidated Financial Statements.

First Eagle Credit Opportunities Fund | Annual Report | December 31, 2025

December 31, 2025

Consolidated Statement of Assets and Liabilities

First Eagle Credit Opportunities Fund*
Assets
Investments (Cost $813,558,826) (Note 2 and Note 3)	$796,790,529
Cash	33,009,517
Receivable for investments sold	27,458,102
Foreign tax reclaims receivable	64,715
Receivable for Fund shares sold	1,629,114
Accrued interest and dividends receivable	4,301,115
Due from adviser (Note 6)	1,386,389
Other assets	4,766
Total Assets	864,644,247
Liabilities
Investment advisory fees payable (Note 6)	899,672
Payable for investment purchased	3,158,479
Distribution fees payable (Note 7)	31,886
Administrative fees payable (Note 6)	100,447
Service fees payable (Note 7)	10,786
Credit facility (Net of unamortized deferred financing costs of $3,052,734) (Note 10)	93,597,266
Payable for dividends to shareholders	4,459,357
Unrealized depreciation on unfunded/delayed draw loan commitments (Note 9)	6,144
Interest expense and fees payable	1,110,360
Unused commitment fee	296,420
Accrued expenses and other liabilities	1,046,923
Total Liabilities	104,717,740
Commitments and contingent liabilities^	—
Net Assets	$759,926,507
Net Assets Consist of
Paid in capital	$839,570,881
Total distributable earnings (losses)	(79,644,374)
Net Assets	$759,926,507

First Eagle Credit Opportunities Fund | Annual Report | December 31, 2025

December 31, 2025

Consolidated Statement of Assets and Liabilities (continued)

First Eagle Credit Opportunities Fund*
Class A
Net Assets	$48,649,848
Shares Outstanding	2,164,982
Net asset value per share and redemption proceeds per share	$22.47
Offering price per share (NAV per share plus maximum sales charge)	$23.05	(1)
Class A‑2
Net Assets	$51,266,144
Shares Outstanding	2,284,747
Net asset value per share and redemption proceeds per share	$22.44
Offering price per share (NAV per share plus maximum sales charge)	$23.02	(1)
Class I
Net Assets	$660,010,515
Shares Outstanding	29,536,279
Net asset value per share and redemption proceeds per share	$22.35
*Financial statements are shown on a consolidated basis and include the balances of the First Eagle Credit Opportunities Fund SPV, LLC and First Eagle Credit Opportunities Fund BSL SPV I, LLC.
^See Note 6 and Note 9 in the Notes to the Consolidated Financial Statements.
(1)The maximum sales charge is 2.50% for Class A and Class A‑2 shares. Class I shares have no front-end sales charges.

See Notes to Consolidated Financial Statements.

First Eagle Credit Opportunities Fund | Annual Report | December 31, 2025

Year ended December 31, 2025

Consolidated Statement of Operations

First Eagle Credit Opportunities Fund*
Investment Income
Interest	$91,362,076
Dividends	2,389,205
Total Income	93,751,281
Expenses
Investment advisory fees (Note 6)	11,577,739
Distribution fees (Note 7)
Class A	125,095
Class A‑2	232,350
Shareholder servicing agent fees	1,366,530
Service fees (Note 7)
Class A‑2	116,175
Administrative fees (Note 6)	1,013,221
Professional fees	1,238,578
Custodian and accounting fees	787,918
Shareholder reporting fees	310,024
Trustees’ fees (Note 6)	28,474
Interest expense and fees on borrowings (Note 10)	11,489,938
Expense waiver recoupment	611,456
Registration and filing fees	110,403
Other expenses	155,193
Total Expenses	29,163,094
Expense waiver (Note 6)	(4,659,107)
Expense reductions due to earnings credits (Note 2)	(400,383)
Net Expenses	24,103,604
Net Investment Income (Note 2)	69,647,677
Realized and Unrealized Gains (Losses) on Investments and Unfunded Delayed Draw Loan Commitments (Note 2 and Note 9)
Net realized gains (losses) from:
Transactions in investments	(23,514,571)
(23,514,571)
Changes in unrealized appreciation (depreciation) of:
Investments	(1,302,366)
Unfunded delayed draw loan commitments	440,415
(861,951)
Net realized and unrealized (losses) on investments and unfunded delayed draw loan commitments	(24,376,522)
Net Increase in Net Assets Resulting from Operations	$45,271,155
*Financial statements are shown on a consolidated basis and include the balances of the First Eagle Credit Opportunities Fund SPV, LLC and First Eagle Credit Opportunities Fund BSL SPV I, LLC.

See Notes to Consolidated Financial Statements.

First Eagle Credit Opportunities Fund | Annual Report | December 31, 2025

Consolidated Statements of Changes in Net Assets

First Eagle Credit Opportunities Fund*
For the year ended December 31, 2025	For the year ended December 31, 2024
Operations
Net investment income	$69,647,677	$78,817,301
Net realized (loss) from investments	(23,514,571)	(25,476,240)
Change in unrealized appreciation (depreciation) of investments	(861,951)	5,419,975
Net increase in net assets resulting from operations	45,271,155	58,761,036
Distributions to Shareholders
Distributable earnings:
Class A	(4,168,584)	(3,904,826)
Class A‑2	(3,719,336)	(2,443,853)
Class I	(59,999,848)	(75,740,332)
Decrease in net assets resulting from distributions	(67,887,768)	(82,089,011)
Fund Share Transactions
Class A
Net proceeds from shares sold	6,454,558	36,978,716
Net asset value of shares issued for reinvested dividends and distributions	917,443	958,129
Cost of shares redeemed**	(8,679,207)	(9,687,904)
Increase (decrease) in net assets from Class A share transactions	(1,307,206)	28,248,941
Class A‑2
Net proceeds from shares sold	11,997,792	26,495,280
Net asset value of shares issued for reinvested dividends and distributions	2,415,586	1,799,032
Cost of shares redeemed**	(1,950,390)	(537,281)
Increase in net assets from Class A‑2 share transactions	12,462,988	27,757,031
Class I
Net proceeds from shares sold	109,066,155	306,526,186
Net asset value of shares issued for reinvested dividends and distributions	12,249,019	14,993,072
Cost of shares redeemed	(205,651,853)	(182,512,593)
Increase (decrease) in net assets from Class I share transactions	(84,336,679)	139,006,665
Increase (decrease) in net assets from Fund share transactions	(73,180,897)	195,012,637
Net increase (decrease) in net assets	(95,797,510)	171,684,662
Net Assets (Note 2)
Beginning of period	855,724,017	684,039,355
End of period	$759,926,507	$855,724,017

First Eagle Credit Opportunities Fund | Annual Report | December 31, 2025

Consolidated Statements of Changes in Net Assets (continued)

First Eagle Credit Opportunities Fund*
For the year ended December 31, 2025	For the year ended December 31, 2024
Changes in Shares Outstanding
Class A
Shares outstanding, beginning of period	2,223,369	1,020,016
Shares sold	285,447	1,571,786
Shares issued on reinvestment of distributions	40,574	41,022
Shares redeemed**	(384,408)	(409,455)
Shares outstanding, end of period	2,164,982	2,223,369
Class A‑2
Shares outstanding, beginning of period	1,734,778	546,036
Shares sold	529,369	1,134,621
Shares issued on reinvestment of distributions	107,016	77,263
Shares redeemed**	(86,416)	(23,142)
Shares outstanding, end of period	2,284,747	1,734,778
Class I
Shares outstanding, beginning of period	33,297,558	27,342,670
Shares sold	4,826,998	13,137,662
Shares issued on reinvestment of distributions	545,054	644,397
Shares redeemed	(9,133,331)	(7,827,171)
Shares outstanding, end of period	29,536,279	33,297,558
*Financial statements are shown on a consolidated basis and include the balances of the First Eagle Credit Opportunities Fund SPV, LLC and First Eagle Credit Opportunities Fund BSL SPV I, LLC.
**Including class exchanges.

See Notes to Consolidated Financial Statements.

First Eagle Credit Opportunities Fund | Annual Report | December 31, 2025

Year ended December 31, 2025

Consolidated Statement of Cash Flows

First Eagle Credit Opportunities Fund*
Cash Flows Provided by (Used in) Operating Activities:
Net increase in net assets resulting from operations	$45,271,155
Adjustments to reconcile net increase (decrease) in net assets resulting from operations to net cash provided by (used in) operating activities:
Payments to purchase investments	(796,406,983)
Proceeds from sale and paydowns of investments	911,108,572
Net increase in short-term investments	(58,276,524)
Realized (gain) loss on investments	23,514,571
Change in unrealized (appreciation) depreciation on investments	1,302,366
Amortization (accretion) of bond and bank loan premium (discount)	(3,101,651)
Change in unrealized (appreciation) depreciation on unfunded delayed draw loan commitments	(440,415)
(Increases) decreases in operating assets:
Foreign tax reclaims receivable	(64,715)
Accrued interest and dividends receivable	2,320,425
Due from adviser	(1,358,505)
Other assets	873,622
Increases (decreases) in operating liabilities:
Investment advisory fees payable	5,808
Administrative fees payable	(279,056)
Distribution fees payable	4,432
Service fees payable	2,458
Trustee fees payable	(642)
Interest expense and fees payable	1,110,360
Unused commitment fee	296,420
Accrued expenses and other liabilities	(321,247)
Net cash provided by (used in) operating activities	$125,560,451
Cash Flows Provided by (Used in) Financing Activities:
Proceeds from shares sold	129,614,673
Payments on shares redeemed	(216,218,161)
Cash distributions paid	(53,173,907)
Borrowing under Credit Facility	369,436,438
Repayment under Credit Facility	(335,586,438)
Deferred financing cost	(486,845)
Net cash provided by (used in) financing activities	$(106,414,240)
Net change in cash	19,146,211
Cash, beginning of period	13,863,306
Cash, end of period	$33,009,517

Supplemental disclosure of cash flow information:

Cash paid during the period for interest in the amount of $9,527,091 for stated interest expense and unused commitment fees.

Non-cash financing activities consist of reinvestment of distributions in the amount $15,582,048 and share exchanges in the amount of $63,289.

*Financial statements are shown on a consolidated basis and include the balances of the First Eagle Credit Opportunities Fund SPV, LLC and First Eagle Credit Opportunities Fund BSL SPV I, LLC.

See Notes to Consolidated Financial Statements.

First Eagle Credit Opportunities Fund | Annual Report | December 31, 2025

First Eagle Credit Opportunities Fund

Financial Highlights

	Per share operating performance*
Class A	For the Year Ended December 31, 2025**		For the Year Ended December 31, 2024**		For the Year Ended December 31, 2023***		For the Year Ended December 31, 2022***		For the Year Ended December 31, 2021***
Investment Operations
Net asset value, beginning of year	$23.09		$23.79		$23.47		$26.22		$25.48
Net investment income	1.93		2.24		2.49		2.10		2.10
Net realized and unrealized gains (losses) on investments and unfunded delayed draw loan commitments†	(0.66)		(0.54)		0.20		(2.93)		0.53
Total investment operations	1.27		1.70		2.69		(0.83)		2.63
Less Dividends and Distributions
From net investment income	(1.89)		(2.40)		(2.37)		(1.91)		(1.81)
From capital gains	—		—		—		(0.01)		(0.08)
Total distributions	(1.89)		(2.40)		(2.37)		(1.92)		(1.89)
Net asset value, end of period	$22.47		$23.09		$23.79		$23.47		$26.22
Total return(a)	5.76%		7.49%		12.03%		(3.23)%		10.60%
Net assets, end of period (thousands)	$48,650		$51,348		$24,269		$12,844		$7,592
Ratios to Average Net Assets
Operating expenses excluding earnings credits and/or fee waivers	3.85%		3.66%		3.87%		3.76%		4.83%
Operating expenses including earnings credits and/or fee waivers	3.23	%(b)	3.51	%(b)	3.65	%(b)	2.62	%(b)	2.28	%(b)
Net investment income excluding earnings credits and/or fee waivers	7.92%		9.43%		10.32%		7.36%		5.47%
Net investment income including earnings credits and/or fee waivers	8.54%		9.58%		10.55%		8.50%		8.02%
Supplemental Data
Portfolio turnover rate	71.53%		112.01%		68.91%		49.93%		73.15%
*Per share amounts have been calculated using the average shares method.
**Financial statements are shown on a consolidated basis and include the balances of the First Eagle Credit Opportunities Fund SPV, LLC and First Eagle Credit Opportunities Fund BSL SPV I, LLC.

First Eagle Credit Opportunities Fund | Annual Report | December 31, 2025

First Eagle Credit Opportunities Fund

Financial Highlights

***Financial statements are shown on a consolidated basis and include the balances of the First Eagle Credit Opportunities Fund SPV, LLC.
†The amount shown for shares outstanding throughout the period does not accord with the aggregate gain/loss on that period because of the timing of sales and purchase of the Fund’s shares in relation to fluctuating market value of the investments in the Funds.
(a)Does not take into account the sales charge of 2.50% for Class A shares. Prior to April 30, 2022, the sales charge for Class A was 3.50%, which was also not taken into account.
(b)Interest expense and fees relate to the credit facility transactions (See Note 2(e)) representing 1.45%, 1.26%, 1.40%, 0.85% and 1.15% for the years ended December 31, 2025, December 31, 2024, December 31, 2023, December 31, 2022 and December 31, 2021, respectively. Without the interest expense and fees, the operating expenses including earnings credits and/or fee waivers would have been 1.78%, 2.25%, 2.25%, 1.77% and 1.13% for the years ended December 31, 2025, December 31, 2024, December 31, 2023, December 31, 2022 and December 31, 2021, respectively.

See Notes to Consolidated Financial Statements

First Eagle Credit Opportunities Fund | Annual Report | December 31, 2025

First Eagle Credit Opportunities Fund

Financial Highlights

	Per share operating performance*
Class A-2	For the Year Ended December 31, 2025**		For the Year Ended December 31, 2024**	For the Year Ended December 31, 2023***	For the Period 5/31/22^ - 12/31/22***
Investment Operations
Net asset value, beginning of period	$23.06		$23.70		$23.42		$24.94
Net investment income	1.85		2.16		2.42		1.18
Net realized and unrealized gains (losses) on investments and unfunded delayed draw loan commitments†	(0.66)		(0.52)		0.16		(1.51)
Total investment operations	1.19		1.64		2.58		(0.33)
Less Dividends and Distributions
From net investment income	(1.81)		(2.28)		(2.30)		(1.18)
From capital gains	—		—		—		(0.01)
Total distributions	(1.81)		(2.28)		(2.30)		(1.19)
Net asset value, end of period	$22.44		$23.06		$23.70		$23.42
Total return(a)	5.39%		7.26%		11.52%		(1.34	)%(b)
Net assets, end of period (thousands)	$51,266		$39,999		$12,940		$99
Ratios to Average Net Assets
Operating expenses excluding earnings credits and/or fee waivers	4.18%		3.90%		4.35%		4.39	%(c)
Operating expenses including earnings credits and/or fee waivers	3.53	%(d)	3.78	%(d)	4.14	%(d)	3.57	%(c)(d)
Net investment income excluding earnings credits and/or fee waivers	7.56%		9.14%		10.05%		7.50	%(c)
Net investment income including earnings credits and/or fee waivers	8.20%		9.26%		10.26%		8.32	%(c)
Supplemental Data
Portfolio turnover rate	71.53%		112.01%		68.91%		49.93	%(b)
^Inception date.
*Per share amounts have been calculated using the average shares method.
**Financial statements are shown on a consolidated basis and include the balances of the First Eagle Credit Opportunities Fund SPV, LLC and First Eagle Credit Opportunities Fund BSL SPV I, LLC.
***Financial statements are shown on a consolidated basis and include the balances of the First Eagle Credit Opportunities Fund SPV, LLC.

First Eagle Credit Opportunities Fund | Annual Report | December 31, 2025

First Eagle Credit Opportunities Fund

Financial Highlights

†The amount shown for shares outstanding throughout the period does not accord with the aggregate gain/loss on that period because of the timing of sales and purchase of the Fund’s shares in relation to fluctuating market value of the investments in the Funds.
(a)Does not take into account the sales charge of 2.50% for Class A‑2 shares.
(b)Not annualized.
(c)Annualized.
(d)Interest expense and fees relate to the credit facility transactions (See Note 2(e)) representing 1.45%,1.26%,1.39% and 0.82% for the years ended December 31, 2025, December 31, 2024, December 31, 2023 and the period May 31, 2022 to December 31, 2022, respectively. Without the interest expense and fees, the operating expenses including earnings credits and/or fee waivers would have been 2.08%, 2.52%, 2.75% and 2.75% for the years ended December 31, 2025, December 31, 2024, December 31, 2023 and the period May 31, 2022 to December 31, 2022, respectively.

See Notes to Consolidated Financial Statements

First Eagle Credit Opportunities Fund | Annual Report | December 31, 2025

First Eagle Credit Opportunities Fund

Financial Highlights

	Per share operating performance*
Class I	For the Year Ended December 31, 2025**		For the Year Ended December 31, 2024**		For the Year Ended December 31, 2023***		For the Year Ended December 31, 2022***		For the Year Ended December 31, 2021***
Investment Operations
Net asset value, beginning of year	$22.96		$23.66		$23.38		$26.19		$25.47
Net investment income	1.98		2.37		2.55		2.17		2.27
Net realized and unrealized gains (losses) on investments and unfunded delayed draw loan commitments†	(0.65)		(0.60)		0.21		(2.94)		0.57
Total investment operations	1.33		1.77		2.76		(0.77)		2.84
Less Dividends and Distributions
From net investment income	(1.94)		(2.47)		(2.48)		(2.03)		(2.04)
From capital gains	—		—		—		(0.01)		(0.08)
Total distributions	(1.94)		(2.47)		(2.48)		(2.04)		(2.12)
Net asset value, end of period	$22.35		$22.96		$23.66		$23.38		$26.19
Total return	6.07%		7.87%		12.41%		(3.02)%		11.45%
Net assets, end of period (thousands)	$660,011		$764,377		$646,830		$439,296		$181,346
Ratios to Average Net Assets
Operating expenses excluding earnings credits and/or fee waivers	3.63%		3.41%		3.62%		3.48%		4.18%
Operating expenses including earnings credits and/or fee waivers	2.99	%(a)	3.26	%(a)	3.39	%(a)	2.41	%(a)	1.70	%(a)
Net investment income excluding earnings credits and/or fee waivers	8.18%		10.02%		10.60%		7.71%		6.15%
Net investment income including earnings credits and/or fee waivers	8.82%		10.17%		10.83%		8.79%		8.63%
Supplemental Data
Portfolio turnover rate	71.53%		112.01%		68.91%		49.93%		73.15%
*Per share amounts have been calculated using the average shares method.
**Financial statements are shown on a consolidated basis and include the balances of the First Eagle Credit Opportunities Fund SPV, LLC and First Eagle Credit Opportunities Fund BSL SPV I, LLC.

First Eagle Credit Opportunities Fund | Annual Report | December 31, 2025

First Eagle Credit Opportunities Fund

Financial Highlights

***Financial statements are shown on a consolidated basis and include the balances of the First Eagle Credit Opportunities Fund SPV, LLC.
†The amount shown for shares outstanding throughout the period does not accord with the aggregate gain/loss on that period because of the timing of sales and purchase of the Fund’s shares in relation to fluctuating market value of the investments in the Funds.
(a)Interest expense and fees relate to the credit facility transactions (See Note 2(e)) representing 1.45%, 1.26%, 1.39%, 0.85% and 1.15% for the years ended December 31, 2025, December 31, 2024, December 31, 2023, December 31, 2022 and December 31, 2021, respectively. Without the interest expense and fees, the operating expenses including earnings credits and/or fee waivers would have been 1.54%, 2.00%, 2.00%, 1.56% and 0.55% for the years ended December 31, 2025, December 31, 2024, December 31, 2023, December 31, 2022 and December 31, 2021, respectively.

See Notes to Consolidated Financial Statements

First Eagle Credit Opportunities Fund | Annual Report | December 31, 2025

First Eagle Credit Opportunities Fund

Financial Highlights

Information about the Fund’s senior securities, which are the amount of Floating Rate Obligations, is shown as of the dates indicated in the table below.

December 31, 2025**	December 31, 2024**	December 31, 2023***	December 31, 2022***	December 31, 2021***	December 31, 2020
Asset coverage ratio for credit agreement(2)	886%	1463%	675%	511%	530%	N/A(1)
Asset coverage per $1,000 for credit agreement(2)	$8,863	$14,626	$6,748	$5,111	$5,304	N/A(1)
Amount of loan outstanding	$96,650,000	$62,800,000	$119,000,000	$110,000,000	$43,902,654	N/A(1)
(1)No leveraged amount as of December 31, 2020.
(2)The asset coverage ratio is calculated as our consolidated total assets, less all liabilities and indebtedness not represented by senior securities, divided by total senior securities representing indebtedness. The asset coverage ratio is multiplied by $1,000 to determine the “Asset coverage per $1,000 for credit agreement.”
**Financial statements are shown on a consolidated basis and include the balances of the First Eagle Credit Opportunities Fund SPV, LLC and First Eagle Credit Opportunities Fund BSL SPV I, LLC.
***Financial statements are shown on a consolidated basis and include the balances of the First Eagle Credit Opportunities Fund SPV, LLC.

See Notes to Consolidated Financial Statements

First Eagle Credit Opportunities Fund | Annual Report | December 31, 2025

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Notes to Consolidated Financial Statements

Note 1 — Organization

First Eagle Credit Opportunities Fund (the “Fund”) is a non-diversified, closed-end management investment company registered under the Investment Company Act of 1940, as amended (the “1940 Act”), that continuously offers its shares of beneficial interest (the “Common Shares”), and is operated as an “interval fund.” The Fund was organized as a Delaware statutory trust on July 8, 2020, pursuant to a Declaration of Trust governed by the laws of the State of Delaware, as amended and restated by the Amended and Restated Declaration of Trust, dated as of September 4, 2020.

The Fund’s primary investment objective is to provide current income, with a secondary objective of providing long-term risk-adjusted returns. The Fund seeks to achieve its investment objectives by investing in a portfolio of a variety of credit asset classes. The Fund will invest, under normal market conditions, at least 80% of its Managed Assets, defined as total assets of the Fund (including any assets attributable to borrowings for investment purposes) minus the sum of the Fund’s accrued liabilities (other than liabilities representing borrowings for investment purposes), in a credit portfolio of below investment grade credit assets. The Fund historically has focused its investments on credit assets with direct exposure to corporate borrowers, including syndicated bank loans, middle market “club” loans (senior secured loans in middle market companies funded by an arranged group of lenders that generally do not involve syndication), direct lending (consisting of first lien loans, including unitranche loans), asset-based loans, and high-yield bonds (sometimes referred to as “junk” bonds). As of September 4, 2025, the Fund is broadening its investment program to include additional types of asset-based loans (i.e., beyond those emphasized to date), such as consumer and mortgage-related credit, as well as structured credit investments, including asset-backed securities (ABS), mortgage-backed securities (MBS), collateralized loan obligations (CLOs) including U.S. and non-U.S. CLOs, such as European CLOs and collateralized debt obligations (CDOs). In addition, while the Fund will continue to invest in “senior secured” assets, it will no longer be subject to a commitment to invest primarily in such assets.

These investment strategy changes are intended to broaden the Fund’s investment focus, allowing for greater diversification across credit asset types while seeking to capitalize on credit inefficiencies across both corporate and consumer markets. These changes also have the potential to support more stable income distributions and improved risk-adjusted investment returns.

Repositioning of the portfolio to reflect these changes is anticipated to be implemented over time, with complete repositioning expected in the latter half of 2026.

The Fund currently offers three classes of Common Shares: Class A Shares, Class A‑2 Shares and Class I Shares. The Fund has been granted exemptive relief (the “Exemptive Relief”) from the Securities and Exchange Commission (the “SEC”) that permits the Fund to issue multiple classes of shares and to impose asset-based distribution fees and early-withdrawal fees. The Fund may offer additional classes of shares in the future.

First Eagle Credit Opportunities Fund | Annual Report | December 31, 2025

Notes to Consolidated Financial Statements

First Eagle Investment Management, LLC (the “Adviser”) is the investment adviser of the Fund. The Adviser is a subsidiary of First Eagle Holdings, Inc. (“First Eagle Holdings”). Prior to August 15, 2025, investment vehicles indirectly controlled by Blackstone, Inc. and Corsair Capital LLC and certain co-investors owned a majority economic interest in First Eagle Holdings and the Adviser through BCP CC Holdings L.P., a Delaware limited partnership.

On August 15, 2025, private equity funds managed by Genstar Capital acquired a majority investment in First Eagle Holdings, including a buyout of all interests held by funds indirectly controlled by Blackstone and Corsair and certain related co-investors in a transaction announced by First Eagle on March 3, 2025. Genstar Capital is a private equity firm focused on investments in targeted segments of the financial services, healthcare, industrials, and software industries.

First Eagle Alternative Credit, LLC (the “Subadviser”), as part of the alternative credit group of the Adviser, serves as the Fund’s investment subadviser. The Subadviser has broad alternative credit capabilities and operates in conjunction with First Eagle’s Napier Park alternative credit franchise. The Subadviser and Napier Park Global Capital (US) LP (“Napier Park”) are both wholly-owned registered investment subsidiaries of the Adviser, with shared personnel and investment and operational capabilities. The Subadviser was formed in 2009 under the name THL Credit Advisors LLC. In January 2020, the Subadviser was acquired by the Adviser and is a wholly-owned subsidiary of the Adviser.

Note 2 — Significant Accounting Policies

The following is a summary of significant accounting policies that are adhered to by the Fund. The Fund is an investment company and, accordingly, follows the investment company accounting and reporting guidance of the Financial Accounting Standards Board Accounting Standards (the “FASB”) Codification Topic 946 — Investment Companies, which is part of U.S. generally accepted accounting principles (“GAAP”).

a)Investments in Subsidiaries — The First Eagle Credit Opportunities Fund SPV, LLC (the “SPV”), established on January 11, 2021, and the First Eagle Credit Opportunities Fund BSL SPV I, LLC (the “BSL SPV”), established on December 13, 2024, are wholly-owned Delaware limited liability companies, which function as the Fund’s special purpose, bankruptcy-remote, financing subsidiaries. The consolidated financial statements include the accounts of the Fund and the subsidiaries. All intercompany transactions and balances have been eliminated. As of December 31, 2025, the SPV has $356,808,030 in net assets, representing 46.94% of the Fund’s net assets and the BSL SPV has $59,182,771 in net assets, representing 7.79% of the Fund’s net assets. The assets and credit of the SPV and the BSL SPV are not available to satisfy the obligations of the Fund.
b)Investment Valuation — The Fund’s net asset value (“NAV”) per share is computed by dividing the total current value of the assets of the Fund, less its

First Eagle Credit Opportunities Fund | Annual Report | December 31, 2025

Notes to Consolidated Financial Statements

liabilities, by the total number of shares outstanding at the time of such computation. The Fund computes its NAV per share as of the close of trading on each day the New York Stock Exchange (“NYSE”) is open for trading.

The Fund’s securities are valued by various methods, as described below:

Portfolio securities and other assets for which market quotes are readily available are valued at market value.

Senior Loans refers to Loans and Assignments, Bank Loans, Direct Lending and Middle Market “Club” Loans. Senior Loans are primarily valued by using a composite loan price at the mean of the bid and ask prices from an approved pricing service. Initial purchases of investments, including Direct Loans, may be fair valued at their cost which approximates market value and are monitored by the Adviser and the Subadviser (individually or collectively referred to as “First Eagle Management”) for any significant positive or negative events subsequent to the date of the original investment that necessitates a change to another valuation method, such as the market or income approach. Subsequent to the initial purchase, Direct Loans may be valued utilizing the income approach, market approach or liquidation. The income approach values an investment by estimating the present value of future economic benefits it is expected to produce. These benefits include earnings, cash flows and disposition proceeds. Expected current value is determined by discounting expected cash flows at a rate of return (discount rate or cost of capital) that reflects the risk associated with realizing the cash flows in the amounts and times projected. Enterprise value, a market approach, values an investment by determining the value of a company and allocating the value to the debt. Enterprise value uses a multiple analysis, whereby appropriate multiples are applied to the portfolio company’s revenues or net income before net interest expense, income tax expense, depreciation and amortization. The liquidation approach values an investment by analyzing the underlying collateral of the loan, as set forth in the associated loan agreements and borrowing base certificates. Liquidation valuations may be determined using a net orderly liquidation value, a forced liquidation value, or other methodology. Such liquidation values may be further reduced by certain reserves that may reduce the value of the collateral available to support the outstanding debt in a wind down scenario.

All bonds, whether listed on an exchange or traded in the over-the-counter market for which market quotations are available, are generally priced at the evaluated bid price provided by an approved pricing service as of the close of trading on the NYSE (normally 4:00 PM EST), or dealers in the over-the-counter markets in the United States or abroad. Pricing services and broker-dealers use multiple valuation techniques to determine value. In instances where sufficient market activity exists, dealers or pricing services utilize a market-based approach through which quotes from market makers are used to determine fair value. In instances where sufficient market activity may not exist or is limited, the dealers or pricing services also utilize proprietary valuation models which may consider market transactions in comparable instruments and the various

First Eagle Credit Opportunities Fund | Annual Report | December 31, 2025

Notes to Consolidated Financial Statements

relationships between instruments in determining value and/or market characteristics such as benchmark yield curves, option-adjusted spreads, credit spreads, estimated default rates, coupon rates, anticipated timing of principal repayments, underlying collateral, and other unique features of the instrument in order to estimate the relevant cash flows, which are then discounted to calculate the fair values. First Eagle Management’s Valuation Committee, at least annually, will review the pricing service’s inputs, methods, models, and assumptions for its evaluated prices.

Non-exchange traded equity securities may be valued at prices supplied by the Fund’s pricing agent based on the average of the bid/ask prices quoted by brokers that are knowledgeable about the securities. If broker quotes are unavailable, then the equity will be fair valued as described below.

Investment companies, including money market funds, are valued at their net asset value.

If a price is not available from an independent pricing service or broker, or if the price provided is believed to be unreliable, the security will be fair valued as described below. As a general principle, the fair value of a security is the amount that the owner might reasonably expect to receive for it in a current sale. Fair value methods may include, but are not limited to, the use of market comparable and/or income approach methodologies. Using a fair value pricing methodology to value securities may result in a value that is different from a security’s most recent sale price and from the prices used by other investment companies to calculate their NAV. Determination of fair value is uncertain because it involves subjective judgments and estimates. There can be no assurance that the Fund’s valuation of a security will not differ from the amount that it realizes upon the sale of such security.

The Fund adopted provisions surrounding fair value measurements and disclosures that define fair value, establish a framework for measuring fair value in GAAP and expand disclosures about fair value measurements. This applies to fair value measurements that are already required or permitted by other accounting standards and is intended to increase consistency of those measurements and applies broadly to securities and other types of assets and liabilities.

The Fund discloses the fair value of its investments in a hierarchy that prioritizes the inputs or assumptions to valuation techniques used to measure fair value. These inputs are used in determining the value of the Fund’s investments and are summarized in the following fair value hierarchy:

Level 1 — Quoted prices in active markets for identical securities;

Level 2 — Other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.);

Level 3 — Other significant unobservable inputs (including the Fund’s own assumption in determining the fair value of investments).

First Eagle Credit Opportunities Fund | Annual Report | December 31, 2025

Notes to Consolidated Financial Statements

The two primary significant unobservable inputs used in the fair value measurement of the Fund’s debt investments, excluding asset-backed loans, and certain equity investments valued using an income approach, is the weighted average cost of capital, or WACC, and the comparative yield. Significant increases (decreases) in the WACC or in the comparative yield in isolation would result in a significantly lower (higher) fair value measurement. In determining the WACC, for the income, or yield approach, the Fund considers current market yields and multiples, portfolio company performance, leverage levels, credit quality, among other factors, including U.S. federal tax rates, in its analysis. Changes in one or more of these factors can have a similar directional change on other factors in determining the appropriate WACC to use in the income approach. In determining the comparative yield, for the income, or yield approach, the Fund considers current market yields and multiples, weighted average cost of capital, portfolio company performance, leverage levels, credit quality, among other factors, including U.S. federal tax rates, in its analysis.

The primary significant unobservable inputs used in the fair value measurement of the Fund’s investments in asset-backed loans is the net realized value of the underlying collateral of the loan. The Fund considers information provided by the borrower in its compliance certificates and information from third party appraisals, among other factors, in its analysis. Significant increases (decreases) in net realizable value of the underlying collateral would result in a significantly higher (lower) fair value measurement.

The primary significant unobservable input used in the fair value measurement of the Fund’s equity investments and other debt investments using a market approach is the EBITDA multiple adjusted by management for differences between the investment and referenced comparables, or the multiple. Significant increases (decreases) in the multiple in isolation would result in a significantly higher (lower) fair value measurement. To determine the multiple for the market approach, the Fund considers current market trading and/or transaction multiples, portfolio company performance (financial ratios) relative to public and private peer companies and leverage levels, among other factors. Changes in one or more of these factors can have a similar directional change on other factors in determining the appropriate multiple to use in the market. The primary significant unobservable input used in the fair value measurement of the Fund’s investments in warrants are volatility and time horizon.

Fair valuation of securities, other financial instruments or other assets (collectively, “securities”) held by the Fund are determined in good faith by the Adviser as “valuation designee” under the oversight of the Fund’s Board of Trustees (the “Board”). The Board Valuation, Liquidity and Allocations Committee (the “Committee”) oversees the execution of the valuation procedures for the Fund. In accordance with Rule 2a‑5 under the 1940 Act, the Board has

First Eagle Credit Opportunities Fund | Annual Report | December 31, 2025

Notes to Consolidated Financial Statements

designated the Adviser the “valuation designee” to perform the Fund’s fair value determinations. The Adviser’s fair valuation process is subject to Board oversight and certain reporting and other requirements.

The following table summarizes the valuation of the Fund’s investments under the fair value hierarchy levels as of December 31, 2025:

First Eagle Credit Opportunities Fund

Description	Level 1	Level 2	Level 3‡	Total
Assets
Common Stocks†	$—	$—	$8,124,201	$8,124,201
Corporate Bonds†	—	427,073	1,290,000	1,717,073
Senior Loans
Advertising	—	4,992,982	2,459,989	7,452,971
Aerospace & Defense	—	4,911,433	1,433,561	6,344,994
Agricultural & Farm Machinery	—	—	933,791	933,791
Air Freight & Logistics	—	2,484,782	3,395,001	5,879,783
Apparel Retail	—	—	1,083,333	1,083,333
Apparel, Accessories & Luxury Goods	—	1,610,169	10,526,516	12,136,685
Application Software	—	17,186,046	11,380,405	28,566,451
Asset Management & Custody Banks	—	—	7,648,050	7,648,050
Auto Parts & Equipment	—	2,152,383	5,751,010	7,903,393
Biotechnology	—	3,171,682	—	3,171,682
Broadcasting	—	1,361,040	1,277,322	2,638,362
Building Products	—	2,009,963	—	2,009,963
Casinos & Gaming	—	9,146,880	—	9,146,880
Commodity Chemicals	—	1,162,832	80,715	1,243,547
Construction & Engineering	—	—	9,708,187	9,708,187
Construction Materials	—	1,784,877	—	1,784,877
Data Processing & Outsourced Services	—	—	3,630,626	3,630,626
Distributors	—	—	1,495,225	1,495,225
Diversified Support Services	—	—	4,979,975	4,979,975
Drug Retail	—	—	7,830,750	7,830,750
Electric Utilities	—	—	2,861,876	2,861,876
Electrical Components & Equipment	—	—	3,503,359	3,503,359
Electronic Equipment & Instruments	—	2,679,981	—	2,679,981

First Eagle Credit Opportunities Fund | Annual Report | December 31, 2025

Notes to Consolidated Financial Statements

Description	Level 1	Level 2	Level 3‡	Total
Electronic Manufacturing Services	$—	$—	$1,913,070	$1,913,070
Environmental & Facilities Services	—	1,862,256	19,832,204	21,694,460
Financial Exchanges & Data	—	5,770,869	—	5,770,869
Food Distributors	—	—	5,652,000	5,652,000
Footwear	—	—	536,157	536,157
General Merchandise Stores	—	—	6,906,977	6,906,977
Health Care Distributors	—	—	5,203,958	5,203,958
Health Care Facilities	—	—	8,549,829	8,549,829
Health Care Services	—	17,164,864	88,283,526	105,448,390
Health Care Technology	—	—	19,048,524	19,048,524
Heavy Electrical Equipment	—	5,128,925	7,089,345	12,218,270
Highways & Railtracks	—	1,004,950	—	1,004,950
Home Furnishings	—	1,995,907	2,239,559	4,235,466
Home Improvement Retail	—	—	8,054,402	8,054,402
Homebuilding	—	—	1,220,615	1,220,615
Hotels, Resorts & Cruise Lines	—	3,403,794	—	3,403,794
Household Products	—	—	1,929,305	1,929,305
Human Resource & Employment Services	—	—	13,000,732	13,000,732
Industrial Machinery	—	7,298,763	1,252,537	8,551,300
Insurance Brokers	—	5,268,949	27,901,182	33,170,131
Integrated Telecommunication Services	—	3,463,647	—	3,463,647
Interactive Media & Services	—	—	5,298,929	5,298,929
Internet & Direct Marketing Retail	—	—	11,188,192	11,188,192
Internet Services & Infrastructure	—	3,107,546	2,246,266	5,353,812
IT Consulting & Other Services	—	6,220,908	34,769,276	40,990,184
Leisure Facilities	—	—	6,022,068	6,022,068
Managed Health Care	—	227,368	1,948,627	2,175,995
Metal & Glass Containers	—	6,914,045	—	6,914,045
Multi-Sector Holdings	—	2,785,650	—	2,785,650
Oil & Gas Storage & Transportation	—	—	1,009,436	1,009,436
Other Diversified Financial Services	—	—	3,716,787	3,716,787
Packaged Foods & Meats	—	3,904,140	—	3,904,140
Paper Packaging	—	—	10,287,113	10,287,113
Paper Products	—	—	7,653,539	7,653,539

First Eagle Credit Opportunities Fund | Annual Report | December 31, 2025

Notes to Consolidated Financial Statements

Description	Level 1	Level 2	Level 3‡	Total
Pharmaceuticals	$—	$—	$16,113,832	$16,113,832
Railroads	—	—	3,954,082	3,954,082
Real Estate Development	—	—	9,837,837	9,837,837
Real Estate Services	—	7,487,014	2,625,992	10,113,006
Research & Consulting Services	—	4,010,453	46,965,612	50,976,065
Restaurants	—	2,434,619	31,578	2,466,197
Security & Alarm Services	—	2,645,545	10,522,573	13,168,118
Specialized Consumer Services	—	—	19,979,757	19,979,757
Specialized Finance	—	10,242,853	2,937,720	13,180,573
Specialty Chemicals	—	6,061,323	1,637,558	7,698,881
Specialty Stores	—	1,499,329	—	1,499,329
Systems Software	—	4,265,143	—	4,265,143
Technology Distributors	—	2,474,456	—	2,474,456
Technology Hardware, Storage & Peripherals	—	3,773,437	—	3,773,437
Textiles	—	—	4,113,461	4,113,461
Trading Companies & Distributors	—	1,999,800	—	1,999,800
Trucking	—	6,991,533	6,379,906	13,371,439
Water Utilities	—	—	5,685,338	5,685,338
Total Senior Loans	—	184,063,136	513,519,092	697,582,228
Warrants†	—	—	77,945	77,945
Short-Term Investments
Investment Companies	89,289,082	—	—	89,289,082
Total	$89,289,082	$184,490,209	$523,011,238	$796,790,529
Liabilities
Unfunded Commitments*	—	6,937	(13,081)	(6,144)
Total	$89,289,082	$184,497,146	$522,998,157	$796,784,385
‡Value determined using significant unobservable inputs.
†See Consolidated Schedule of Investments for additional detailed categorizations.
*Unfunded commitments are presented at net unrealized appreciation (depreciation).

First Eagle Credit Opportunities Fund | Annual Report | December 31, 2025

Notes to Consolidated Financial Statements

The following is a reconciliation of assets in which significant unobservable inputs (Level 3) were used in determining fair value:

Common Stocks		Corporate Bonds	Warrants	Senior Loans	Unfunded Commitments*	Total
Beginning Balance — market value	$10,205,059	$—	$31,770	$491,606,932	$(450,685)	$501,393,076
Purchases(1)	—	—	(48,414)	312,129,460	—	312,081,046
Sales(2)	(2,343,122)	—	—	(297,990,109)	—	(300,333,231)
Transfer In — Level 3	—	1,290,672	—	24,085,658	—	25,376,330
Transfer Out — Level 3	—	—	—	(12,719,304)	—	(12,719,304)
Accrued discounts/ (premiums)	—	10,080	—	1,320,038	—	1,330,118
Realized Gains (Losses)	1,619,814	—	—	(4,518,825)	—	(2,899,011)
Change in Unrealized Appreciation (Depreciation)	(1,357,550)	(10,752)	94,589	(394,758)	437,604	(1,230,867)
Ending Balance — market value	$8,124,201	$1,290,000	$77,945	$513,519,092	$(13,081)	$522,998,157
Change in unrealized gains or (losses) relating to assets still held at reporting date	$(346,722)	$(10,752)	$94,589	$(6,427,226)	$438,431	$(6,251,680)
(1)Purchases include all purchases of securities, securities received in corporate, and funding activities.
(2)Sales include all sales of securities, maturities, paydowns, securities tendered in corporate actions, funding activities, and reduction in commitment for unfunded commitments.
*Unfunded commitments are presented at net unrealized appreciation (depreciation).

Investments were transferred into Level 3 during the period ended December 31, 2025 due to changes in the quantity and quality of information, specifically the number of vendor quotes available to support the valuation of each investment and the increased incidence of stale prices, as assessed by the Adviser. Investments were transferred out of Level 3 during the period ended December 31, 2025 due to improvements in the quantity and quality of information, specifically the number of vendor quotes available to support the valuation of each investment and the reduced incidence of stale prices, as assessed by the Adviser.

First Eagle Credit Opportunities Fund | Annual Report | December 31, 2025

Notes to Consolidated Financial Statements

The following is a summary of the Fund’s valuation techniques and significant amounts of unobservable inputs used in the Fund’s Level 3 securities as of December 31, 2025:

Disclosure on the Unobservable Inputs for First Eagle Credit Opportunities Fund as of December 31, 2025.

Investment Type	Fair Value as of December 31, 2025	Valuation Technique(s)	Unobservable Inputs	Range (Weighted Average)		Direction Change in Fair Value Resulting from Increase in Unobservable Inputs(a)
Corporate Bond	$1,290,000	Broker Quotes	N/A	N/A		N/A
Corporate Bond total	1,290,000
Common Stock	346,409	Broker Quotes	N/A	N/A		N/A
7,777,778		Discounted Cash Flow (Income Approach)	Comparable Yield	14.97%-14.97% (14.97%	)	Decrease
14		Market Comparable Companies	EBITDA Multiple	0.30x-8.37x (8.14x	)	Increase
Common Stock total	8,124,201
Warrant	76,871	Market Comparable Companies	EBITDA Multiple	8.10x-8.10x (8.10x	)	Increase
1,074		Option Pricing Model	Volatility/ Time Horizon	40%/5yr (40%/5yr	)	Increase
Warrant total	77,945
Senior Loan	56,437,357	Broker Quotes	N/A	N/A		N/A
393,737,642		Discounted Cash Flow (Income Approach)	Comparable Yield	7.41%-26.74% (10.12%	)	Decrease
61,895,225		Liquidation	Collateral Value	19.4-12,657.7 (2,172.6	)*	Increase

First Eagle Credit Opportunities Fund | Annual Report | December 31, 2025

Notes to Consolidated Financial Statements

Investment Type	Fair Value as of December 31, 2025	Valuation Technique(s)	Unobservable Inputs	Range (Weighted Average)		Direction Change in Fair Value Resulting from Increase in Unobservable Inputs(a)
$1,448,868		Market Comparable Companies	EBITDA Multiple	0.30x-8.51x (2.40x	)	Increase
Senior Loan total	513,519,092
Total Investments	523,011,238
Unfunded Commitment	$15,584	Broker Quotes	N/A	N/A		N/A
(23,854)		Discounted Cash Flow (Income Approach)	Comparable Yield	7.41%-19.51% (9.37%	)	Decrease
$(2,758)		Liquidation	Collateral Value	19.4-56.8 (26.7	)*	Increase
(2,053)		Market Comparable Companies	EBITDA Multiple	8.51x-8.51x (8.51x	)	Increase
Unfunded Commitment total	$13,081

Notes:

*Collateral values are presented in $ millions.
*Fair Value for unfunded commitments is unrealized appreciation/depreciation.
(a)This column represents the direction change in the fair value of level 3 securities that would result from an increase to the corresponding unobservable inputs. A decrease to the unobservable input would have the opposite effect. Significant increases and decreases of these inputs could result in significantly higher or lower fair value determination.
c)Cash — For the purposes of the Consolidated Statement of Cash Flows, the Fund defines cash as cash, including foreign currency and restricted cash. The Fund’s cash is maintained with a major United States financial institution, which is a member of the Federal Deposit Insurance Corporation. The Fund’s cash balance may exceed insurance limits at times.
d)Investment Transactions and Income — Investment transactions are accounted for on a trade date basis. Interest income, adjusted for the accretion of discount and amortization of premiums, is recorded daily on an accrual basis.

First Eagle Credit Opportunities Fund | Annual Report | December 31, 2025

Notes to Consolidated Financial Statements

The specific identification method is used in determining realized gains and losses from investment transactions. In computing investment income, the Fund accretes discounts and amortizes premiums on debt obligations using the effective yield method. Paydown gains and losses are netted and recorded as interest income on the Consolidated Statement of Operations.

The difference between cost and fair value on open investments is reflected as unrealized appreciation (depreciation) on investments, and any change in that amount from prior period is reflected as change in unrealized gains (losses) of investment securities in the Consolidated Statement of Operations.

e)Deferred Financing Costs — Deferred financing costs consist of fees and expenses paid in connection with the closing and amendments of the Ally Credit Facility and JPM Credit Facility (as defined below), including upfront fees and legal fees. Deferred financing costs are amortized using the straight line method over the term of the respective credit facilities and included on the Consolidated Statement of Operations under “Interest expense and fees on borrowing”. The unamortized deferred financing costs are reflected on the Consolidated Statement of Assets and Liabilities as a reduction to the Credit Facilities (as defined below) liability. As of December 31, 2025, there was $1,724,136 unamortized deferred financing cost for Ally Credit Facility, and $1,328,598 unamortized deferred financing cost for JP Morgan Credit Facility.
f)United States Income Taxes — The Fund intends to continue to qualify as a regulated investment company by complying with the requirements of Subchapter M of the U.S. Internal Revenue Code of 1986, as amended, applicable to regulated investment companies, and to distribute substantially all of its earnings to its shareholders.

Income distributions and capital gain distributions are determined in accordance with income tax regulations, which may differ from U.S. GAAP. These differences are primarily due to differing treatments of income and gains on various investment securities held by the Fund, timing differences and differing characterization of distributions made by the Fund as a whole.

Management has determined that the Fund has not taken any uncertain tax positions that require adjustment to the financial statements.

At December 31, 2025, the components of accumulated earnings on a tax basis were as follows:

	Undistributed Net Investment	Undistributed Net Realized	Net Unrealized Appreciation	Capital Loss Carryforward
Income		Gains	(Depreciation)	Short-Term	Long-Term
First Eagle Credit Opportunities Fund	$123,420	$—	$(16,926,031)	$25,299,605	$37,324,433

The components of distributable earnings’ differences between book basis and tax basis are primarily due to wash sale deferrals.

First Eagle Credit Opportunities Fund | Annual Report | December 31, 2025

Notes to Consolidated Financial Statements

Under the Regulated Investment Company Modernization Act of 2010 (the “Act”), net capital losses recognized by the Fund after December 31, 2010, may get carried forward indefinitely, and retain their character as short-term and/or long-term losses. For the current year, the Fund did not utilize any capital loss carryforward.

Late year ordinary losses incurred after December 31st and within the taxable year are deemed to arise on the first business day of the Fund’s next taxable year. For the year ended December 31, 2025, there were no late year ordinary loss deferrals.

Net capital losses incurred after October 31 and within the taxable year are deemed to arise on the first business day of the Fund’s next taxable year. For the year ended December 31, 2025, the Fund had post-October capital loss deferrals of $205,784 in short-term and $0 in long-term.

g)Reclassification of Capital Accounts — As a result of certain differences in the computation of net investment income and net realized capital gains under federal income tax rules and regulations versus GAAP, the following amounts were reclassified within the capital accounts:
Undistributed Net Investment Income (Loss)		Undistributed Net Realized Gains (Losses)	Capital Surplus
First Eagle Credit Opportunities Fund	$—	$—	$—

The Fund did not have any reclassifications during the current period.

h)Distributions to Shareholders — The Fund intends to distribute substantially all of its net investment income to shareholders in the form of dividends. The Fund intends to declare income dividends daily and distribute them monthly to shareholders of record. Distributions are intended to be at levels more stable than would result from paying out solely amounts based on current net investment income. In addition, the Fund intends to distribute any net capital gains earned from the sale of portfolio securities to shareholders no less frequently than annually. Net short-term capital gains may be paid more frequently.

Distributions to shareholders during the fiscal year ended December 31, 2025, which were determined in accordance with income tax regulations, were recorded on ex-dividend date.

The tax character of distributions paid by the Fund during the fiscal years ended December 31, 2025 are as follows:

	Ordinary Income		Long Term Capital Gains
2025		2024	2025	2024
First Eagle Credit Opportunities Fund	$67,887,768	$82,089,011		$—	$—

First Eagle Credit Opportunities Fund | Annual Report | December 31, 2025

Notes to Consolidated Financial Statements

i)Expenses — Expenses directly related to the Fund are charged to the Fund. Other operating expenses shared by several funds, also managed by the Adviser, are prorated among those funds on the basis of relative net assets or other appropriate methods. Earnings credits may reduce shareholder servicing agent fees by the amount of interest earned on balances with such service provider.
j)Use of Estimates — The preparation of financial statements in conformity with U.S. GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.
k)Class Accounting — Investment income, common expenses and realized/unrealized gain or loss on investments are allocated to the various classes of the Fund on the basis of daily net assets of each class. Fees relating to a specific class are charged directly to that class.
l)Indemnification — In the normal course of business, the Fund enters into contracts which provide general indemnifications. The Fund’s maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Fund that have not yet occurred. However, based on experience, the Fund expects the risk of loss to be remote.
m)New Accounting Pronouncements — In December 2023, the FASB issued Accounting Standards Update No. 2023‑09 Income Taxes (Topic 740) Improvements to Income Tax Disclosures. The amendments were issued to enhance the transparency and decision usefulness of income tax disclosures primarily related to rate reconciliation and income taxes paid information. The amendments are effective for annual periods beginning after December 15, 2024, with early adoption permitted. Management has determined the adoption of the amendments did not have a material impact on its financial statements.
n)Segment Reporting — In accordance with ASC 280, the Fund has determined that it has a single operating segment which derives its revenues from investments made in accordance with the Fund’s defined investment objectives. The Fund’s chief operating decision maker (“CODM”) is represented by the Adviser, through various committees. The Fund’s net investment income, total returns, expense ratios, and net increase (decrease) in net assets resulting from operations which are used by the CODM to assess segment performance and to make resource allocation decisions to the segment are consistent with that presented within the Fund’s consolidated financial statements.

Note 3 — Securities and Other Investments

The Fund’s portfolio primarily consists of some combination of the following types of investments:

Syndicated Loans — Syndicated loans are typically underwritten and syndicated by large commercial and investment banks. These loans may be recently originated by

First Eagle Credit Opportunities Fund | Annual Report | December 31, 2025

Notes to Consolidated Financial Statements

such banks pursuant to the originating bank’s, or lead arranger’s, underwriting standards applicable to corporate borrowers at the time of issuance. The Fund may purchase syndicated loans either in the primary market in connection with their syndication or in the secondary market. In most cases, syndicated loans will be secured by specific collateral of the issuer. In general, most of the syndicated loans purchased by the Fund will be current on principal and interest payments at the time of purchase. However, the Fund can purchase syndicated loans that are not current on principal and are likely to default. In addition, syndicated loans held by the Fund may at times cease being current on principal and interest payments. When all or a portion of a loan held by the Fund has not yet settled, the Fund does not accrue interest on such a loan until the settlement date at which point SOFR or Prime will be established.

Middle Market “Club” Loans — Middle market “club” loans are loans made to upper middle market companies that may not have access to traditional capital markets. Middle market “club” loans are distinct from customary direct lending loans described herein in that they are generally more liquid, often rated by a third party and funded by more than one lender, often a “club” of unaffiliated lenders. Middle market “club” loans held by the Fund will consist of first lien senior secured loans.

Direct Lending — The Fund may invest in sponsor-backed, first lien senior secured directly originated loans (including “unitranche” loans, which are loans that combine both senior and mezzanine debt, generally in a first lien position) of middle-market U.S. companies. Direct lending middle market loans are generally illiquid, unrated and funded by one affiliated lender group.

Asset-Based Loans — Asset-based loans are loans that are secured by collateral consisting of inventory, accounts receivable, machinery/equipment, real estate, intellectual property/brands and/or other assets owned by the borrower(s) whereby the underlying loan will be underwritten by the value of the collateral. The Subadviser also intends to originate and selectively purchase additional types of asset-based loans, such as consumer and mortgage-related credit, as well as structured credit investments, including asset-backed securities (“ABS”), mortgage-backed securities (“MBS”), collateralized loan obligations (“CLOs”) (including U.S. and non-U.S. CLOs, such as European CLOs) and collateralized debt obligations (“CDOs”). These loans are highly structured and typically include frequent monitoring including, but not limited to, financial and collateral reporting. The term loans are provided to both private and public borrowers with varying ownership structures.

High Yield Bonds — The Fund may invest in high-yield bonds, which are securities rated below “Baa3” by Moody’s, or below “BBB-” by S&P and/or lower than “BBB-” by Fitch Ratings and unrated debt securities and other types of credit instruments of similar quality, sometimes referred to as “junk bonds.” Such securities are predominately speculative with respect to the issuer’s capacity to pay interest and repay principal in accordance with the terms of the obligation. The ratings of S&P represent its opinion as to the credit quality of the securities it undertakes to rate. It should be emphasized, however that, the ratings are relative and subjective and,

First Eagle Credit Opportunities Fund | Annual Report | December 31, 2025

Notes to Consolidated Financial Statements

although ratings may be useful in evaluating the safety of interest and principal payments, they do not evaluate the market price risk of these securities. In seeking to achieve its investment objectives, the Fund depends on credit analysis to identify investment opportunities.

Derivative Transactions — Unless the Fund is relying on the Limited Derivatives User Exception (as defined below), the Fund must comply with Rule 18f‑4 with respect to its Derivatives Transactions (as defined below). Rule 18f‑4, among other things, requires the Fund to adopt and implement a comprehensive written derivatives risk management program (“DRMP”) and comply with a relative or absolute limit on Fund leverage risk calculated based on value-at-risk (“VaR”). The DRMP is administered by a “derivatives risk manager,” who is appointed by the Board, including a majority of Independent Trustees, and periodically reviews the DRMP and reports to the Board. Rule 18f‑4 provides an exception from the DRMP, VaR limit and certain other requirements if the Fund’s “derivatives exposure” (as defined in Rule 18f‑4) is limited to 10% of its net assets (as calculated in accordance with Rule 18f‑4) and the Fund adopts and implements written policies and procedures reasonably designed to manage its derivatives risks (the “Limited Derivatives User Exception”). As of the date hereof, the Fund relies on the Limited Derivatives User Exception.

Under Rule 18f‑4, “Derivatives Transactions” include the following: (1) any swap, security-based swap (including a contract for differences), futures contract, forward contract, option (excluding purchased options), any combination of the foregoing, or any similar instrument, under which the Fund is or may be required to make any payment or delivery of cash or other assets during the life of the instrument or at maturity or early termination, whether as margin or settlement payment or otherwise; (2) any short sale borrowing; (3) reverse repurchase agreements and similar financing transactions (e.g., recourse and nonrecourse tender option bonds, and borrowed bonds), if the Fund elects to treat these transactions as Derivatives Transactions under Rule 18f‑4; and (4) when-issued or forward-settling securities (e.g., firm and standby commitments, including to-be-announced (“TBA”) commitments, and dollar rolls) and nonstandard settlement cycle securities, unless the Fund intends to physically settle the transaction and the transaction will settle within 35 days of its trade date.

Note 4 — Principal Risks

Market Risk — The Fund is subject to market risks including unexpected directional price movements, deviations from historical pricing relationships, changes in the regulatory environment, changes in market volatility, panicked or forced selling of assets and contraction of available credit or other financing sources. The success of the Fund’s activities may be affected by general economic and market conditions, such as interest rates, availability of credit, inflation rates, economic uncertainty, changes in laws and national and international political circumstances. Geopolitical and other risks, including environmental and public health, may also add to instability in world economies and markets generally.

First Eagle Credit Opportunities Fund | Annual Report | December 31, 2025

Notes to Consolidated Financial Statements

Recent market conditions and events, including a global public health crisis, wars and armed conflicts and actions taken by governments in response, may exacerbate volatility. Rapid changes in prices or liquidity, which often are not anticipated and can relate to events not connected to particular investments, may limit the ability of the Fund to dispose of its assets at the price or time of its choosing and can result in losses. Changes in prices may be temporary or may last for extended periods.

Market turmoil may negatively affect the Fund’s performance. Credit markets may become illiquid, credit spreads may widen and the equity markets may lose substantial value. Such market conditions may cause the Fund to suffer substantial losses and/or implement measures that adversely affect the Fund.

Interest Rate Risk — An increase in interest rates tends to reduce the market value of debt instruments, while a decline in interest rates tends to increase their values. A debt instrument’s “duration” is a way of measuring a debt instrument’s sensitivity to a potential change in interest rates. Longer duration instruments tend to be more sensitive to interest rate changes than those with shorter durations. Generally, debt instruments with long maturities and low coupons have the longest durations. A significant increase in market interest rates could harm the Fund’s ability to attract new portfolio companies and originate new loans and investments. In periods of rising interest rates, the Fund’s cost of funds would increase, resulting in a decrease in the Fund’s net investment income. In addition, a decrease in interest rates may reduce net income, because new investments may be made at lower rates despite the increased demand for the Fund’s capital that the decrease in interest rates may produce. As of the date hereof, there have been significant recent rate increases in the United States to combat inflation in the U.S. economy, and additional rate increases are possible.

Credit Risk — The value of the Fund’s portfolio may fluctuate in response to the risk that the issuer of a bond or other instrument will not be able to make payments of interest and principal when due. Investment in private and middle market companies is highly speculative and involves a high degree of risk of credit loss. Additionally, issuers of syndicated loans and other types of credit instruments in which the Fund may invest may default on their obligations to pay principal or interest when due. This would decrease the Fund’s income and lower the value of the syndicated loans and credit instruments experiencing default. With respect to the Fund’s investments in syndicated loans and debt securities that are secured, there can be no assurance that the collateral would satisfy the issuer’s obligation in the event of non-payment or that such collateral could be readily liquidated. In the event of an issuer’s bankruptcy, the Fund could be delayed or limited in its ability to realize the benefits of any collateral securing such syndicated loans or credit instruments. To the extent the Fund invests in high-yield securities and other types of credit instruments, it will be exposed to a greater amount of credit risk than if it invested solely in investment grade debt securities and other types of credit instruments.

First Eagle Credit Opportunities Fund | Annual Report | December 31, 2025

Notes to Consolidated Financial Statements

Second Lien Risk — The Fund may invest in second lien and the “last-out” tranche of unitranche loans (also known as first lien second out loans). The borrower usually has, or may be permitted to incur, other debt that ranks equally with, or senior to, such debt securities. Such subordinated investments are subject to greater risk of default than senior obligations as a result of adverse changes in the financial condition of the obligor or in general economic conditions. By their terms, such debt instruments may provide that the holders are entitled to receive payment of interest or principal on or before the dates on which the Fund is entitled to receive payments in respect of the debt securities in which the Fund invests. These debt instruments would usually prohibit the borrower from paying interest on or repaying Fund investments in the event and during the continuance of a default under the debt. Also, in the event of insolvency, liquidation, dissolution, reorganization or bankruptcy of a borrower, holders of debt instruments ranking senior to the Fund’s investment would typically be entitled to receive payment in full before the Fund receives any distribution in respect of its investment. After repaying such senior creditors, such borrower may not have any remaining assets to use for repaying its obligation to the Fund. In the case of debt ranking equally with debt securities in which the Fund invests, the Fund would have to share any distributions on an equal and ratable basis with other creditors holding such debt in the event of an insolvency, liquidation, dissolution, reorganization or bankruptcy of the relevant borrower.

Covenant-Lite Obligations Risk — Covenant-lite risk is the risk that credit agreements contain fewer maintenance covenants than other obligations, or no maintenance covenants, and may not include terms that allow the lender to monitor the performance of the borrower and declare a default if certain criteria are breached. Covenant-lite loans may carry more risk than traditional loans as they allow individuals and corporations to engage in activities that would otherwise be difficult or impossible under a covenant-heavy loan agreement. In the event of default, covenant-lite loans may exhibit diminished recovery values as the lender may not have the opportunity to negotiate with the borrower prior to default.

Below Investment Grade Rating Risk — Most of the Fund’s investments will be in below investment grade securities or comparable unrated securities (commonly referred to as “high-yield securities” or “junk bonds”). This includes the Fund’s investments in syndicated bank loans, middle market “club” loans, direct lending, asset-based loans, and high-yield bonds. While generally having higher potential returns, high-yield securities may be subject to significant price fluctuations and have a higher risk of default. Because unrated securities may not have an active trading market or may be difficult to value, the Fund might have difficulty selling them promptly at an acceptable price. To the extent that the Fund invests in unrated securities, the Fund’s ability to achieve its investment objectives will be more dependent on the Subadviser’s credit analysis than would be the case when the Fund invests in rated securities. The Fund may incur additional expenses to the extent it is required to seek recovery upon a default in the payment of principal or interest on its portfolio holdings. In any reorganization or liquidation proceeding

First Eagle Credit Opportunities Fund | Annual Report | December 31, 2025

Notes to Consolidated Financial Statements

relating to an investment, the Fund may lose its entire investment or may be required to accept cash or securities with a value substantially less than its original investment.

Bank Loan Risk — Investments in bank loans may expose the Fund to the credit risk of the underlying borrower, and in certain cases, of the financial institution. A loan is often administered by a bank or other financial institution (the “Agent”) that acts as agent for all holders. The Agent administers the terms of the loan, as specified in the loan agreement. The Fund’s ability to receive payments in connection with the loan depends primarily on the financial condition of the borrower. Even investments in secured loans present risk, as there is no assurance that the collateral securing the loan will be sufficient to satisfy the loan obligation. The market for bank loans may be illiquid and the Fund may have difficulty selling them. In addition, bank loans often have contractual restrictions on resale, which can delay the sale and adversely impact the sale price. In some instances, other accounts managed by the Adviser, the Subadviser or an affiliate may hold other securities issued by borrowers whose loans may be held in the Fund’s portfolio. If the credit quality of the issuer deteriorates, the Adviser or the Subadviser may owe conflicting fiduciary duties to the Fund and other client accounts. At times, the Fund may decline to receive non-public information relating to loans, which could disadvantage the Fund relative to other investors.

Loans and Assignments Risk — The Fund may acquire loans through assignments of interests in such loans. The purchaser of an assignment typically succeeds to all the rights and obligations of the assigning institution and becomes a lender under the credit agreement with respect to such debt obligation. However, the purchaser’s rights can be more restricted than those of the assigning institution, and the Fund may not be able to unilaterally enforce all rights and remedies under an assigned debt obligation and with regard to any associated collateral.

Direct Lending and Middle Market “Club” Loan Risk — Generally, little public information exists about private and middle market companies, and the Fund must rely on the ability of the Subadviser’s investment professionals to obtain adequate information about these companies. If the Subadviser cannot uncover all material information to make a fully-informed investment decision, the Fund may lose money on its investments. Private and middle market portfolio companies may have limited financial resources and be unable to fulfill their debt service obligations to the Fund, which may accompany a deterioration in the value of any collateral and a reduced likelihood of the Fund realizing any guarantees it may have obtained in connection with its investment. In addition, such companies typically have shorter operating histories, narrower product lines and smaller market shares than larger businesses, which tend to render them more vulnerable to competitors’ actions and general market conditions. Additionally, middle market companies are more likely to depend on the management talents and efforts of a small group of persons; therefore, the death, incapacity or departure of such persons could have a material adverse impact on the Fund’s portfolio company and, in turn, on the Fund. Middle market companies also generally have less predictable operating results and may

First Eagle Credit Opportunities Fund | Annual Report | December 31, 2025

Notes to Consolidated Financial Statements

require substantial additional capital to finance their operations or expansion. In addition, the Fund’s executive officers, directors and the Adviser and/or Subadviser may, in the ordinary course of business, be named as defendants in litigation arising from the Fund’s investments in its portfolio companies.

Large Shareholder Risk — To the extent that certain shareholders, including affiliates of the Adviser and the Subadviser, hold a substantial amount of Common Shares, there is a risk that these shareholders will seek to sell Common Shares in large amounts rapidly in connection with repurchase offers. These transactions could adversely affect the Fund’s ability to conduct its investment program.

Additionally, if a repurchase offer is oversubscribed by shareholders, the Fund will repurchase only a pro rata portion of Common Shares tendered by each shareholder. In such situations, shareholders unaffiliated with the Adviser and the Subadviser will not be given priority over affiliated shareholders, whose holdings in the Fund may be significant and may have the effect of diluting third-party shareholders with respect to any repurchase offer.

Liquidity Risk — The Fund intends to invest in illiquid investments, which are securities or other investments that cannot be disposed of within seven days or less in current market conditions without significantly changing their market value.

Illiquid investments often can only be resold in privately negotiated transactions with a limited number of purchasers or in a public offering registered under the 1933 Act. There could be considerable delay in either event and, unless otherwise contractually provided, the Fund’s proceeds upon sale may be reduced by the costs of registration or underwriting discounts. The difficulties and delays associated with such transactions could preclude the Fund from realizing a favorable price upon disposition of illiquid investments, and at times might make disposition of such securities impossible.

Valuation Risk — When market quotations are not readily available or are deemed unreliable, the Fund’s investments are valued at fair value as determined in good faith pursuant to policies and procedures approved by the Board. Fair value pricing may require subjective determinations about the value of a security or other asset. As a result, there can be no assurance that fair value pricing will reflect actual market value, and it is possible that the fair value determined for a security or other asset will be materially different from quoted or published prices, from the prices used by others for the same security or other asset and/or from the value that actually could be or is realized upon disposition.

Leverage Risk — The Fund utilizes the Credit Facilities to increase its assets available for investment. When the Fund leverages its assets, common shareholders bear the fees associated with the Credit Facilities and have the potential to benefit from or be disadvantaged by the use of leverage. The investment advisory fee is also increased in dollar terms from the use of leverage. Consequently, the Fund and the Adviser may have differing interests in determining whether to leverage the Fund’s assets. Leverage creates risks that may adversely affect the return for the holders of Common Shares, including the likelihood of

First Eagle Credit Opportunities Fund | Annual Report | December 31, 2025

Notes to Consolidated Financial Statements

greater volatility of net asset value; fluctuations in the interest rate paid for the use of the Credit Facilities; increased operating costs, which may reduce the Fund’s total return; the potential for decline in the value of an investment acquired through leverage, while the Fund’s obligations under such leverage remains fixed; and the Fund is more likely to have to sell investments in a volatile market in order to meet asset coverage or other debt compliance requirements.

To the extent the income or capital appreciation derived from securities purchased with funds received from leverage exceeds the cost of leverage, the Fund’s return will be greater than if leverage had not been used; conversely, returns would be lower if the cost of the leverage exceeds the income or capital appreciation derived.

In addition to the risks created by the Fund’s use of leverage, the Fund is subject to the risk that it would be unable to timely, or at all, obtain replacement financing if the Credit Facilities are terminated. Were this to happen, the Fund would be required to de-leverage, selling securities at a potentially inopportune time and incurring tax consequences. Further, the Fund’s ability to generate income from the use of leverage would be adversely affected.

Repurchase Offers Risk — In order to provide liquidity to shareholders, the Fund, subject to applicable law, conducts quarterly repurchase offers of the Fund’s outstanding Common Shares at NAV, subject to approval of the Board. In all cases such repurchases will be for at least 5% and not more than 25% of its outstanding Common Shares at NAV, pursuant to Rule 23c‑3 under the 1940 Act. The Fund currently expects to conduct quarterly repurchase offers for 5% of its outstanding Common Shares under ordinary circumstances. The Fund believes that these repurchase offers are generally beneficial to the Fund’s shareholders, and repurchases generally will be funded from available cash or sales of portfolio securities.

However, repurchase offers and the need to fund repurchase obligations may affect the ability of the Fund to be fully invested or force the Fund to maintain a higher percentage of its assets in liquid investments, which may harm the Fund’s investment performance. Moreover, diminution in the size of the Fund through repurchases may result in untimely sales of portfolio securities (with associated imputed transaction costs, which may be significant), and may limit the ability of the Fund to participate in new investment opportunities or to achieve its investment objectives. The Fund may accumulate cash by holding back (i.e., not reinvesting) payments received in connection with the Fund’s investments. The Fund believes that payments received in connection with the Fund’s investments will generate sufficient cash to meet the maximum potential amount of the Fund’s repurchase obligations. If at any time cash and other liquid assets held by the Fund are not sufficient to meet the Fund’s repurchase obligations, the Fund intends, if necessary, to sell investments, which may accelerate the realization of taxable income and cause the Fund to make taxable distributions to Common Shareholders earlier than the Fund otherwise would have. In addition, under certain circumstances, non-redeeming Common Shareholders may be treated as receiving a disproportionately large taxable distribution during or with respect to such year. If, as expected, the

First Eagle Credit Opportunities Fund | Annual Report | December 31, 2025

Notes to Consolidated Financial Statements

Fund employs investment leverage, repurchases of Common Shares would compound the adverse effects of leverage in a declining market. In addition, if the Fund borrows to finance repurchases, interest on that borrowing will negatively affect Common Shareholders who do not tender their Common Shares by increasing the Fund’s expenses and reducing any net investment income.

If a repurchase offer is oversubscribed, the Fund may determine to increase the amount repurchased by up to 2% of the Fund’s outstanding shares as of the date of the Repurchase Request Deadline. In the event that the Fund determines not to repurchase more than the repurchase offer amount, or if shareholders tender more than the repurchase offer amount plus 2% of the Fund’s outstanding shares as of the date of the Repurchase Request Deadline, the Fund will repurchase the Common Shares tendered on a pro rata basis, and shareholders will have to wait until the next repurchase offer to make another repurchase request. As a result, shareholders may be unable to liquidate all or a given percentage of their investment in the Fund during a particular repurchase offer. Some shareholders, in anticipation of proration, may tender more Common Shares than they wish to have repurchased in a particular quarter, thereby increasing the likelihood that proration will occur. The NAV of the Fund’s Common Shares tendered in a repurchase offer may decline between the Repurchase Request Deadline and the date on which the NAV for tendered Common Shares is determined. In addition, the repurchase of Common Shares by the Fund will be a taxable event to Common Shareholders, potentially even to those Common Shareholders that do not participate in the repurchase.

Note 5 — Purchases and Sales of Securities

For the period ended December 31, 2025, purchases and sales of investments, excluding short-term investments, were $624,599,088 and $801,816,564, respectively.

Note 6 — Investment Advisory Agreement and Other Transactions with Related Persons

Pursuant to a management agreement with the Fund (the “Management Agreement”), the Adviser is responsible for the management of the Fund’s portfolio. In return for its investment advisory services, the Fund pays the Adviser a monthly fee at the annual rate of 1.25% of the average daily value of the Fund’s Managed Assets which includes assets purchased with borrowed money. The Adviser has entered into a subadvisory agreement with the Subadviser relating to the Fund (the “Subadvisory Agreement”). The Subadvisory Agreement provides that the Subadviser will furnish investment advisory services in connection with the management of the Fund. For its services under the Subadvisory Agreement, the Adviser pays the Subadviser a monthly fee at the annual rate of 0.625% of the average daily value of the Fund’s Managed Assets (including assets attributable to such leverage) managed by the Subadviser. No advisory fee will be paid by the Fund directly to the Subadviser.

First Eagle Credit Opportunities Fund | Annual Report | December 31, 2025

Notes to Consolidated Financial Statements

The Adviser has contractually undertaken to waive and/or reimburse certain fees and expenses of the Fund so that the total annual operating expenses (excluding interest, taxes, brokerage commissions, acquired fund fees and expenses, dividend and interest expenses relating to short sales, and extraordinary expenses, if any) (“annual operating expenses”) of the Class A, Class A‑2 and Class I shareholders are limited to 2.25%, 2.75% and 2.00%, respectively, of average net assets (the “Expense Limitations”). This undertaking lasts until April 30, 2026 and may not be terminated during its term without the consent of the Board. The Fund has agreed that each of Class A, Class A‑2 and Class I will repay the Adviser for fees and expenses waived or reimbursed for the class provided that repayment does not cause annual operating expenses (after the repayment is taken into account) to exceed either: (1) 2.25%, 2.75% and 2.00% of the class’ average net assets, respectively; or (2) if applicable, the then-current expense limitations. Any such repayment must be made within three years after the year in which the Fund incurred the fee and/or expense.

During the period ended December 31, 2025, the Adviser waived $372,020 in expenses, which are included under “expense waiver” on its Consolidated Statement of Operations. As of December 31, 2025, the Fund has $44,211 payable to the Adviser for recoupment of expenses, which is included under “due from adviser” on its Consolidated Statement of Assets and Liabilities. During the period ended December 31, 2025, the Fund recouped $611,456.

For the period ended December 31, 2025, the amounts available for potential future repayment to the Adviser and the expiration schedule are as follows:

Total Eligible for Recoupment		2026	2027	2028
Class A	$7,649	$—	$—	$7,649
Class A‑2	—	—	—	—
Class I	1,065,989	488,877	217,445	359,667
Total	$1,073,638	$488,877	$217,445	$367,316

From September 5, 2025 through December 31, 2026, the Adviser has agreed to waive the Fund’s management fees in full with the result that no management fees will be paid by the Fund during that period. This waiver will not be repaid to the Adviser by the Fund. As of December 31, 2025, the Fund has $899,897 receivable from the Adviser for investment advisory fee waiver, which is included under “due from adviser” on its Consolidated Statement of Assets and Liabilities. During the period ended December 31, 2025, the Adviser waived $3,674,027 in investment advisory fees, which are included under expense waiver on the Consolidated Statement of Operations.

The Adviser also performs certain non-investment advisory, administrative, accounting, operations, legal, compliance and other services on behalf of the Fund,

First Eagle Credit Opportunities Fund | Annual Report | December 31, 2025

Notes to Consolidated Financial Statements

and in accordance with the Management Agreement, the Fund reimburses the Adviser for costs and expenses (including overhead and personnel costs) associated with such services. These reimbursements may not exceed an annual rate of 0.05% of Fund’s average daily net assets. For the period ended December 31, 2025, the adviser waived $613,060 for administrative fees, which are included under “expense waiver” on the Consolidated Statement of Operations. As of December 31, 2025, the Fund has a receivable from the Adviser of $530,703 for reimbursement of expenses, which is included under due from adviser on its Consolidated Statement of Assets and Liabilities.

J.P. Morgan Chase Bank, N.A. (“JPM”), the Fund’s administrator, accounting agent and primary custodian, holds the Fund’s portfolio securities and other assets and is responsible for calculating the Fund’s net asset value and maintaining the accounting records of the Fund. JPM, as the Fund’s administrator, receives annual fees separate from and in addition to the fees it receives for its services as the Fund’s custodian. U.S. Bank National Association serves as the custodian of the Subsidiaries’ assets.

Independent Trustees are compensated by the Fund for their services. As of December 31, 2025, such amounts are included under Trustees’ fees on the Consolidated Statement of Operations.

Note 7 — Plans of Distribution

FEF Distributors, LLC (the “Distributor”), an affiliate of the Adviser, serves as the principal underwriter and distributor of the Fund’s Common Shares pursuant to a distribution contract with the Fund.

Common Shares of the Fund are continuously offered through the Distributor and/or certain financial intermediaries that have agreements with the Distributor. Class A Shares, Class A‑2 Shares and Class I Shares are sold on a continuous basis at the Fund’s NAV per share, plus for Class A Shares and Class A‑2 Shares only, a maximum front-end sales commission of 2.50%. Investors that purchase $250,000 or more of the Fund’s Class A Shares or Class A‑2 Shares will not pay any initial sales charge on the purchase. However, unless eligible for a waiver, purchases of $250,000 or more of Class A Shares or Class A‑2 Shares will be subject to an early withdrawal charge of 1.50% if the shares are repurchased during the first 12 months after their purchase.

The Fund has adopted a Distribution and Servicing Plan (the “Plan”) for the Class A Shares and Class A‑2 Shares of the Fund. Although the Fund is not an open-end investment company, it intends to comply with the terms of Rule 12b‑1 as a condition of the Exemptive Relief which permits the Fund to have, among other things, a multi-class structure and distribution and shareholder servicing fees. The Plan permits the Fund to compensate the Distributor for providing or procuring through financial firms, distribution, administrative, recordkeeping, shareholder and/or related services with respect to the Class A Shares and Class A‑2 Shares,

First Eagle Credit Opportunities Fund | Annual Report | December 31, 2025

Notes to Consolidated Financial Statements

as applicable. The maximum annual rates at which the distribution and/or service fees may be paid under the Distribution and Servicing Plan is 0.25% for Class A Shares and 0.75% for Class A‑2 Shares (calculated as a percentage of the Fund’s average daily net assets attributable to the Class A Shares and Class A‑2 Shares, respectively). Class I Shares do not pay distribution or servicing fees.

For the period ended December 31, 2025, the distribution and servicing fees incurred by the Fund are disclosed in the Consolidated Statement of Operations.

Note 8 — Periodic Repurchase Offers

The Fund is a closed-end interval fund, a type of fund that, in order to provide liquidity to shareholders, has adopted a fundamental investment policy to make quarterly offers to repurchase between 5% and 25% of its outstanding Common Shares at net asset value. Subject to applicable law and approval of the Board, for each quarterly repurchase offer, the Fund currently expects to offer to repurchase 5% of the Fund’s outstanding Common Shares at net asset value, which is the minimum amount permitted, though at times there have been and may be repurchase offers for higher amounts.

The following table summarizes the share repurchases completed during the period ended December 31, 2025:

Repurchase Date		Size of Repurchase Offer	% of Outstanding Shares Offered to be Repurchased	Number of Shares Tendered for Repurchase	Shares Repurchased	Aggregate Consideration for Repurchased Shares	% of Outstanding Shares Repurchased	Proration% Repurchased(1)
12/30/24	1/8/25	1,891,783	5%	3,334,681	2,648,494	$60,524,926	7.00%	79.42%
3/31/25	4/28/25	1,895,086	5%	5,228,899	2,655,177	$59,378,916	7.01%	50.66%
6/30/25	7/9/25	1,823,294	5%	5,132,309	2,553,151	$57,165,067	7.00%	49.11%
9/30/25	10/15/25	1,743,942	5%	7,848,647	1,744,519	$39,149,228	5.00%	21.65%
(1)If the repurchase offer was oversubscribed, then Fund repurchased shares on a pro-rata basis.

The Fund does not currently charge a repurchase fee. However, in the future the Fund may charge a repurchase fee of up to 2.00%, which the Fund would retain to help offset non-de minimis estimated costs related to the repurchase incurred by the Fund, directly or indirectly, as a result of repurchasing Common Shares, thus allocating estimated transaction costs to the shareholder whose Common Shares are being repurchased. The Fund may introduce, or modify the amount of, a repurchase fee at any time. The Fund may also waive or reduce a repurchase fee if the Adviser or Subadviser determines that the repurchase is offset by a corresponding purchase or if for other reasons the Fund will not incur transaction costs or will incur reduced transaction costs.

First Eagle Credit Opportunities Fund | Annual Report | December 31, 2025

Notes to Consolidated Financial Statements

Note 9 — Unfunded Commitment/Delayed Draw Loan Commitment

As of December 31, 2025, the Fund had the following unfunded loan commitments outstanding, which could be extended at the option of the borrower:

Loan	Principal Amount	Value	Net Unrealized Appreciation (Depreciation)
360 Partners, LLC, Delayed Draw Term Loan — First Lien	$898,286	$888,180	$(6,737)
360 Partners, LLC, Revolving Loan — First Lien	507,158	501,453	—
841 Prudential MOB LLC, Delayed Draw Term Loan Sold Out 10/31/2024 — First Lien	513,514	513,514	2,568
Advanced Web Technologies (AWT), Fourth Amendment Delayed Term Loan — First Lien	1,859,108	1,859,108	32,404
Advanced Web Technologies (AWT), Revolving Credit Loan — First Lien	437,001	437,001	3,203
Advantmed Buyer Inc., Revolving Loan — First Lien	1,545,373	1,545,373	20,283
Air Buyer Inc. (Condata Global), Revolving Credit Loan — First Lien	109,272	105,993	(1,836)
Air Conditioning Specialist, Inc., Revolving Loan — First Lien	287,790	286,351	2,877
Alpine SG, LLC (ASG), Revolving Credit Loan — First Lien	105,232	105,232	1,144
AlpineX OpCo, LLC, Revolving Loan — First Lien	39,570	39,570	634
AlpineX OpCo, LLC, Second Amendment Incremental Revolving Loan — First Lien	18,571	18,570	352
Apella Capital, LLC, Revolving Loan — First Lien	273,059	273,059	—
Apex Analytix, Inc. (Montana Buyer, Inc.), Revolving Credit Loan — First Lien	304,348	302,065	1,177
APS Acquisition Holdings, LLC, Delayed Draw Term Loan — First Lien	1,741,258	1,741,258	8,706
APS Acquisition Holdings, LLC, Revolving Loan — First Lien	1,339,430	1,339,430	15,069
Argano, LLC, Revolving Credit Loan — First Lien	231,884	231,884	4,638
Bandon Fitness Texas, Inc., Delayed Draw Term Loan — First Lien	47,777	44,672	(2,872)
BCDI BHI Intermediate 2, LP (Basic Home Infusion), Revolving Credit Loan — First Lien	488,595	488,595	3,575
Beacon Mobility Corp., Delayed Draw Term Loan — First Lien	193,683	194,955	2,331
Boston Clinical Trials LLC (Alcanza Clinical Research), Revolving Credit Loan — First Lien	93,750	93,749	(1)

First Eagle Credit Opportunities Fund | Annual Report | December 31, 2025

Notes to Consolidated Financial Statements

Loan	Principal Amount	Value	Net Unrealized Appreciation (Depreciation)
Case Works, LLC, Revolving Loan — First Lien	$138,793	$135,323	$(3,300)
CC Amulet Management, LLC (Children’s Choice), Revolving Loan — First Lien	283	283	3
CC Amulet Management, LLC (Children’s Choice), Second Amendment Delayed Draw Term Loan — First Lien	1,898,076	1,898,076	9,490
CI (MG) Group, LLC (Mariani Landscape), Delayed Draw Term Loan — First Lien	1,539,066	1,535,219	7,696
CI (MG) Group, LLC (Mariani Landscape), Revolving Loan — First Lien	309,582	308,808	3,738
Cohnreznick Advisory LLC (Currahee Borrower Sub), Delayed Draw Term Loan — First Lien	725,194	730,184	5,024
Community Based Care Acquisition, Inc. (Amivie Acquisition, Inc.), Revolving Credit Loan — First Lien	365,854	365,854	3,932
ConvenientMD (CMD Intermediate Holdings, Inc.), 2024 Extended Revolving Credit Loan — First Lien	30,000	27,300	(2,261)
Cooper’s Hawk Intermediate Holding, LLC, Delayed Draw Term Loan — First Lien	347,368	347,803	3,040
Cooper’s Hawk Intermediate Holding, LLC, Revolving Loan — First Lien	189,474	189,474	136
Danforth Health, Inc., Revolving Credit Loan — First Lien	208,333	208,333	667
Data Driven Intermediate, LLC, Revolving Loan — First Lien	907,300	902,764	1,465
EiKO Global, LLC, Revolving Credit Loan — First Lien	2,130,287	2,082,355	(5,326)
Elevate HD Parent, Inc., Delayed Draw Term Loan B — First Lien	835,250	835,250	4,481
Elevate HD Parent, Inc., Revolving Loan — First Lien	650,000	650,000	8,138
Endo1 Partners, LLC, Revolving Loan — First Lien	234,273	233,101	3,514
Enthusiast Auto Holdings, LLC (EAH-Intermediate Holdco LLC), Revolving Loan — First Lien	602,228	602,228	—
Gen4 Dental Partners Opco, LLC, Closing Date Delayed Draw Term Loan — First Lien	1,466,667	1,452,000	(376)
Gen4 Dental Partners Opco, LLC, Revolving Loan — First Lien	366,667	363,000	3,469
Harbour Benefit Holdings, Inc. (Zenith Merger Sub), Revolving Loan — First Lien	668,067	661,387	1,858
HFW Cos., LLC (fka HFW Holdings, LLC), Delayed Draw Term Loan — First Lien	3,680,000	3,643,200	(23,000)

First Eagle Credit Opportunities Fund | Annual Report | December 31, 2025

Notes to Consolidated Financial Statements

Loan	Principal Amount	Value	Net Unrealized Appreciation (Depreciation)
HFW Cos., LLC (fka HFW Holdings, LLC), Revolving Loan — First Lien	$666,667	$660,000	$833
Houseworks Holdings, Fourth Amendment Delayed Draw Term Loan — First Lien	1,001,435	986,414	(5,229)
Houseworks Holdings, Revolving Loan — First Lien	171,799	169,222	1,536
iLending LLC, Revolving Loan — First Lien	17,518	15,372	(2,053)
In Vitro Sciences, LLC (New IVS Holdings, LLC), Revolving Loan — First Lien	210,267	193,446	(13,791)
Inflexionpoint LLC (fka Automated Control Concepts), Revolving Credit Loan — First Lien	520,833	520,833	3,651
Irving Parent, Corp. (Quisitive), Revolving Credit Loan — First Lien	1,474,537	1,452,419	—
June Purchaser LLC (Janney Montgomery Scott), Delayed Draw Term Loan — First Lien	285,714	288,036	3,478
Life Northwestern Pennsylvania, LLC (FFL Pace Buyer, Inc.), Revolving Loan — First Lien	216,529	216,529	517
LMSI Buyer, LLC, Revolving Credit Loan — First Lien	55,788	51,325	(3,977)
Mammoth Holdings, LLC, Initial Revolving Credit Loan — First Lien	343,182	331,170	(8,565)
McHale & McHale Landscape Design, LLC, Delayed Draw Term Loan — First Lien	974,790	963,824	(7,310)
McHale & McHale Landscape Design, LLC, Revolving Loan — First Lien	420,168	415,441	—
Medrina, LLC, Revolving Loan — First Lien	828,571	828,571	13,704
Mission Critical Group, LLC, Delayed Draw Term Loan — First Lien	543,883	543,883	2,719
Mission Critical Group, LLC, Revolving Loan — First Lien	474,239	474,239	4,742
Monarch Behavioral Therapy, LLC, Delayed Draw Term Loan — First Lien	280,357	278,955	(25)
Monarch Behavioral Therapy, LLC, Revolving Loan — First Lien	175,977	175,097	547
Newcleus, LLC, Revolving Loan — First Lien	34,803	33,411	(1,069)
Oak Point Partners, LLC, Revolving Loan — First Lien	292,659	292,659	2,507
Owl Vans, LLC, Revolving Loan — First Lien	672,000	655,200	(7,930)
Peninsula Pacific Entertainment Development, LLC, Delayed Draw Term Loan — First Lien	451,851	454,675	7,343
Prescott’s Inc. (AKA Greenjacket), Delayed Draw Term Loan — First Lien	1,672,881	1,668,699	2,091

First Eagle Credit Opportunities Fund | Annual Report | December 31, 2025

Notes to Consolidated Financial Statements

Loan	Principal Amount	Value	Net Unrealized Appreciation (Depreciation)
Prescott’s Inc. (AKA Greenjacket), Revolving Credit Loan — First Lien	$716,949	$715,157	$6,274
PRGX Global, Inc., Delayed Draw Term Loan — First Lien	421,053	413,684	(5,263)
R.L. James, Inc. (HH Restore Acquisition), Revolving Loan — First Lien	382,853	382,853	5,740
RMBUS Holdco Inc. (Eclat Health Solutions Inc.), Delayed Draw Term Loan — First Lien	1,035,197	1,035,197	7,913
RMBUS Holdco Inc. (Eclat Health Solutions Inc.), Revolving Credit Loan — First Lien	517,598	517,598	7,872
R-Pac International Corp. (Project Radio), Initial Revolving Loan — First Lien	136,816	136,815	545
Sagebrush Buyer, LLC (Province), Revolving Credit Facility — First Lien	1,262,614	1,262,614	13,601
Sapio Sciences, LLC (Jarvis Bidco), Revolving Credit Loan — First Lien	312,500	312,500	3,443
Schola Group Acquisition, Inc. (Lathan McKee), Delayed Draw Term Loan — First Lien	2,221,477	2,199,262	(13,884)
Schola Group Acquisition, Inc. (Lathan McKee), Revolving Loan — First Lien	671,141	664,430	839
SR Landscaping, LLC, Amendment No. 1 Delayed Draw Term Loan — First Lien	466,049	433,425	(30,294)
Strategy Corps., LLC, Delayed Draw Term Loan — First Lien	3,421,788	3,361,906	(48,997)
Strategy Corps., LLC, Revolving Credit Loan — First Lien	1,497,032	1,470,834	(6,575)
Streetmasters Intermediate, Inc., Revolving Loan — First Lien	700,000	682,500	(10,150)
SuperHero Fire Protection, LLC, Revolving Loan — First Lien	322,583	322,583	173
Syner-G Intermediate Holdings, LLC, Revolving Loan — First Lien	958,084	881,437	(65,868)
Technology Partners, LLC (Imagine Software), Revolving Credit Loan — First Lien	373,405	373,405	3,991
The Mutual Group, LLC, Revolving Loan — First Lien	345,424	345,424	4,798
Thornton Carpet, LLC, Revolving Loan — First Lien	1,138,211	1,125,407	(1,472)
Tri Scapes, LLC (HH-TRISCAPES ACQUISITION, INC.), Delayed Draw Term Loan — First Lien	426,667	420,267	—
Tri Scapes, LLC (HH-TRISCAPES ACQUISITION, INC.), Revolving Loan — First Lien	1,185,185	1,167,407	—
Tricor, LLC, Revolving Loan — First Lien	173,077	173,077	48

First Eagle Credit Opportunities Fund | Annual Report | December 31, 2025

Notes to Consolidated Financial Statements

Loan	Principal Amount	Value	Net Unrealized Appreciation (Depreciation)
Trio BidCo, LLC, Delayed Draw Term B Loan — First Lien	$111,644	$112,063	$419
Triple Crown Consulting, LLC, Revolving Loan — First Lien	217,391	216,848	2,671
Unified Patents, LLC, Revolving Loan — First Lien	1,016,949	1,011,864	2,542
Violet Utility Buyer, LLC (Vannguard), Revolving Credit Loan — First Lien	867,133	857,378	—
Visante Acquisition, LLC, Revolving Credit Loan — First Lien	574,273	574,273	7,954
VRS Buyer, Inc. (Liquid Tech Solutions), Delayed Draw Term Loan — First Lien	102,863	103,355	750
Waste Resource Management, Inc., Revolving Credit Loan — First Lien	620,723	620,723	2,324
XPT Partners, LLC, 2024 Delayed Draw Term Loan — First Lien	791,660	785,723	—
XPT Partners, LLC, 2024 Revolving Loan — First Lien	113,094	112,246	840
$63,215,302		$62,643,629	$(6,144)

Delayed draw and revolving loan commitments are marked to market on the relevant day of the valuation in accordance with the Fund’s valuation policy. Any related unrealized appreciation (depreciation) on unfunded delayed draw and revolving loan commitments is recorded on the Consolidated Statement of Assets and Liabilities and the change in the related unrealized appreciation (depreciation) is recorded on the Consolidated Statement of Operations.

Note 10 — Credit Facilities

Ally Credit Facility: On February 5, 2021, the SPV entered into a secured credit facility (the “Ally Credit Facility”) with Ally Bank and such other lenders that may become party to the Ally Credit Facility, which allowed the SPV, of which the Fund is the sole member and designated manager, to borrow up to up to $75 million, subject to leverage and borrowing base restrictions. The Ally Credit Facility had an initial five-year term, with a three-year revolving period. The Ally Credit Facility, commonly referred to as an asset-backed facility, is secured by a lien on all of the SPV’s assets. On May 18, 2022, the Ally Credit Facility was amended to, among other things, 1) increase the commitment amount from $75 million to $150 million, subject to change by mutual agreement of the SPV and the lenders; and 2) replace the benchmark rate. On January 3, 2024, the Ally Credit Facility was amended to, among other things, 1) extend the maturity date to January 3, 2029, with a revolving period ending January 3, 2027; 2) increase the commitment amount from $150 million to $250 million; and 3) update the per annum rate of interest. Please see Note 11 — Subsequent Events for further information on the Ally Credit Facility.

First Eagle Credit Opportunities Fund | Annual Report | December 31, 2025

Notes to Consolidated Financial Statements

The per annum rate of interest is generally based on SOFR (subject to a 25 basis point floor) plus a spread of 3.00%. Commitment fees on the unused portion of the Ally Credit Facility accrue at a rate between 0.50% and 1.00% depending on the utilization levels.

As of December 31, 2025, the SPV had no outstanding debt under the Ally Credit Facility.

The components of interest expense, average interest rates (i.e., base interest rate in effect plus the spread) and average outstanding balances for the Ally Credit Facility for the year ended December 31, 2025 were as follows:

Stated interest expense	$4,217,411
Unused commitment fees	1,762,788
Amortization of deferred financing costs	572,622
Total interest expense	$6,552,821
Weighted average interest rate*	7.26%
Average borrowings*	$72,694,899
*Average excludes days where there were no borrowings outstanding on the facility.

JP Morgan Credit Facility: On December 13, 2024, the BSL SPV entered into a secured credit facility (the “JPM Credit Facility and together with the Ally Credit Facility, the “Credit Facilities”) with JPMorgan Chase Bank and such other lenders that may become party to the JPM Credit Facility, which allows the BSL SPV, of which the Fund is the sole member and designated manager, to borrow up to $75 million, subject to leverage and borrowing base restrictions. The JPM Credit Facility has an initial five-year term, with a three-year revolving period. The JPM Credit Facility, commonly referred to as an asset-backed facility, is secured by a lien on all of the BSL SPV’s assets.

On June 3, 2025, the JPM Credit Facility was amended to, among other things, 1) increase the commitment amount from $75 million to $175 million; 2) update the per annum rate of interest with a spread of 1.50%; and 3) update minimum utilization rates to 30% through September 3, 2025, 50% from September 4, 2025 to December 3, 2025, and 75% thereafter.

The per annum rate of interest is generally based on SOFR plus a spread of 1.55% through June 2, 2025 and 1.50% from June 3 through December 31, 2025. Commitment fees on the unused portion of the JPM Credit Facility accrue at a rate of 0.50% with a minimum 75% utilization.

As of December 31, 2025 the BSL SPV had outstanding debt of $96,650,000 under the JPM Credit Facility.

First Eagle Credit Opportunities Fund | Annual Report | December 31, 2025

Notes to Consolidated Financial Statements

The components of interest expense, average interest rates (i.e., base interest rate in effect plus the spread) and average outstanding balances for the JPM Credit Facility for the year ended December 31, 2025 were as follows:

Stated interest expense	$4,344,323
Unused commitment fees	291,978
Amortization of deferred financing costs	300,816
Total interest expense	$4,937,117
Weighted average interest rate*	5.72%
Average borrowings*	$85,302,167
*Average excludes days where there no borrowings outstanding on the facility.

The Fund’s total borrowings under the Ally Credit Facility and JPM Credit Facility will not exceed 33 1/3% of the Fund’s Managed Assets at the time of borrowing. As of December 31, 2025, the Fund’s effective leverage (the percentage of leverage based on total consolidated assets minus the sum of consolidated liabilities, other than borrowing utilized for investment purposes) is 11.28%.

Under the Credit Facilities, the Fund has agreed to certain covenants and additional investment limitations while the leverage is outstanding. As of December 31, 2025 the Fund is in compliance with these covenants.

Information about the Fund’s senior securities, which are the amount of borrowing under the Credit Agreements, is shown as of the dates indicated in the below table.

Year Ended 12/31	Aggregate Amount Outstanding		Asset Coverage per $1,000 of Indebtedness(1)(2)
2025	$96,650,000		$8,863
2024	62,800,000		14,626
2023	119,000,000		6,748
2022	110,000,000		5,111
2021	43,902,654		5,304
2020	N/A	(1)	N/A	(1)
(1)No leveraged amount as of December 31, 2020
(2)The asset coverage ratio is calculated as our consolidated total assets, less all liabilities and indebtedness not represented by senior securities, divided by total senior securities representing indebtedness. The asset coverage ratio is multiplied by $1,000 to determine the “Asset coverage per $1,000 for credit agreement.”

First Eagle Credit Opportunities Fund | Annual Report | December 31, 2025

Notes to Consolidated Financial Statements

Note 11 — Subsequent Events

On February 3, 2026, the Ally Credit Facility was amended to, among other things, 1) decrease the commitment amount from $250 million to $100 million; 2) update the per annum rate of interest with a spread of 2.10%; and 3) extend the revolving period and final maturity of the facility by one year.

First Eagle Credit Opportunities Fund | Annual Report | December 31, 2025

Report of Independent Registered Public Accounting Firm

To the Board of Trustees and Shareholders of First Eagle Credit Opportunities Fund

Opinion on the Financial Statements

We have audited the accompanying consolidated statement of assets and liabilities, including the consolidated schedule of investments, of First Eagle Credit Opportunities Fund and its subsidiaries (the “Fund”) as of December 31, 2025, the related consolidated statements of operations and cash flows for the year ended December 31, 2025, the consolidated statement of changes in net assets for each of the two years in the period ended December 31, 2025, including the related notes, and the financial highlights for each of the periods indicated therein (collectively referred to as the “consolidated financial statements”). In our opinion, the consolidated financial statements present fairly, in all material respects, the financial position of the Fund as of December 31, 2025, the results of its operations and its cash flows for the year then ended, the changes in its net assets for each of the two years in the period ended December 31, 2025 and the financial highlights for each of the periods indicated therein, in conformity with accounting principles generally accepted in the United States of America.

Basis for Opinion

These consolidated financial statements are the responsibility of the Fund’s management. Our responsibility is to express an opinion on the Fund’s consolidated financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits of these consolidated financial statements in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the consolidated financial statements are free of material misstatement, whether due to error or fraud.

Our audits included performing procedures to assess the risks of material misstatement of the consolidated financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the consolidated financial statements. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the consolidated financial statements. Our procedures included confirmation of securities owned as of December 31, 2025 by correspondence with the custodian, agent banks and

First Eagle Credit Opportunities Fund | Annual Report | December 31, 2025

Report of Independent Registered Public Accounting Firm

brokers; when replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

/s/PricewaterhouseCoopers LLP
New York, New York
February 27, 2026

We have served as the auditor of one or more investment companies advised by First Eagle Investment Management, LLC since 2006.

First Eagle Credit Opportunities Fund | Annual Report | December 31, 2025

Fund Expenses (unaudited)

Example

As a shareholder of the Fund, you may incur two types of costs: (1) transaction costs and (2) ongoing costs, including advisory fees; distribution fees (12b‑1) and/or service fees; and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other funds.

This example is based on an investment of $1,000 invested on July 1, 2025 and held for the six-months ended December 31, 2025.

Actual Expenses

The table below titled “Based on Actual Total Return” provides information about actual account values and actual expenses. You may use the information provided in this table, together with the amount you invested, to estimate the expenses that you paid over the period. To estimate the expenses you paid on your account, divide your ending account value by $1,000 (for example, an $8,600 ending account value divided by $1,000 = 8.6), then multiply the result by the number under the heading entitled “Expenses Paid During the Period”.

First Eagle Credit Opportunities Fund | Annual Report | December 31, 2025

Fund Expenses (unaudited)

Based on Actual Total Return(1)

	Actual Total Return without Sales Charges(2)	Beginning Account Date Value	Ending Account Value 12/31/25	Annualized Expense	Expenses Paid for the Period(3)
First Eagle Credit Opportunities Fund
Class A	4.14%	$1,000	$1,041.40	3.02%	$15.54
Class A‑2	3.90	1,000	1,039.00	3.39	17.42
Class I	4.35	1,000	1,043.50	2.74	14.11
(1)For the six-months ended December 31, 2025.
(2)Past performance does not guarantee future results. Assumes reinvestment of all dividends and capital gain distributions, if any, at net asset value. Total return is not annualized, as it may not be representative of the total return for the year.
(3)Expenses are equal to the annualized expense ratio multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period).

First Eagle Credit Opportunities Fund | Annual Report | December 31, 2025

Fund Expenses (unaudited)

Hypothetical Example for Comparison Purposes

The table that follows titled “Based on Hypothetical Total Return” provides information about hypothetical account values and hypothetical expenses based on the actual expense ratios and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use the information provided in this table to compare the ongoing costs of investing in the Fund and other funds. To do so, compare the 5% hypothetical example relating to the Fund with the 5% hypothetical examples that appear in the shareholder reports of other funds.

This example is based on an investment of $1,000 invested on July 1, 2025 and held for the six-months ended December 31, 2025.

Please note that the expenses shown in the table below are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as front-end or back-end sales charges (loads). Therefore, the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transaction costs were included, your costs would have been higher.

First Eagle Credit Opportunities Fund | Annual Report | December 31, 2025

Fund Expenses (unaudited)

Based on Hypothetical Total Return(1)

	Hypothetical Annualized Total Return	Beginning Account Date Value	Ending Account Value	Annualized Expense	Expenses Paid for the Period(2)
First Eagle Credit Opportunities Fund
Class A	5.00%	$1,000	$1,009.98	3.02%	$15.30
Class A‑2	5.00	1,000	1,008.12	3.39	17.16
Class I	5.00	1,000	1,011.39	2.74	13.89
(1)For the six-months ended December 31, 2025.
(2)Expenses are equal to the annualized expense ratio multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period).

First Eagle Credit Opportunities Fund | Annual Report | December 31, 2025

General Information

Form N-PORT portfolio schedule

The First Eagle Credit Opportunities Fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission (“SEC”) for the first and third quarters of each fiscal year on Form N-PORT. The Fund’s Form N-PORT is available on the SEC’s Web site at www.sec.gov. Additionally, you may obtain copies of Form N-PORT from the Fund upon request by calling 1.800.334.2143.

Proxy voting policies, procedures and record

You may obtain (1) a description of the Fund’s proxy voting policies, (2) a description of the Fund’s proxy voting procedures and (3) information regarding how the Fund voted any proxies related to portfolio securities during the most recent twelve-month period ended June 30 for which an SEC filing has been made, without charge, upon request by contacting the Fund directly at 1.800.334.2143 or on the EDGAR Database on the SEC’s Web site at www.sec.gov.

First Eagle Credit Opportunities Fund | Annual Report | December 31, 2025

Dividend Reinvestment Plan

Pursuant to the Fund’s dividend reinvestment plan (the “Plan”), all Common Shareholders will have all dividends, including any capital gain dividends, reinvested automatically in additional Common Shares by SS&C GIDS, Inc., as agent for the Common Shareholders (the “Plan Agent”), unless the shareholder elects to receive cash. An election to receive cash may be revoked or reinstated at the option of the shareholder. In the case of record shareholders such as banks, brokers or other nominees that hold Common Shares for others who are the beneficial owners, the Plan Agent will administer the Plan on the basis of the number of Common Shares certified from time to time by the record shareholder as representing the total amount registered in such shareholder’s name and held for the account of beneficial owners who are to participate in the Plan. Shareholders whose shares are held in the name of a bank, broker or nominee should contact the bank, broker or nominee for details.

Common Shares received under the Plan will be issued to you at their NAV on the ex-dividend date; there is no sales or other charge for reinvestment. You are free to withdraw from the Plan and elect to receive cash at any time by giving written notice to the Plan Agent or by contacting your broker or dealer, who will inform the Fund. Your request must be received by the Fund at least ten days prior to the payment date of the distribution to be effective for that dividend or capital gain distribution.

The Plan Agent provides written confirmation of all transactions in the shareholder accounts in the Plan, including information you may need for tax records. Any proxy you receive will include all Common Shares you have received under the Plan.

Automatically reinvested dividends and distributions are taxed in the same manner as cash dividends and distributions. See “Tax Matters” in the Fund’s Prospectus for additional information.

The Fund and the Plan Agent reserve the right to amend or terminate the Plan. There is no direct service charge to participants in the Plan; however, the Fund reserves the right to amend the Plan to include a service charge payable by the participants. If the Plan is amended to include such service charges, the Plan Agent will include a notification to registered holders of Common Shares with the Plan Agent.

Additional information about the Plan may be obtained from the Plan Agent.

First Eagle Credit Opportunities Fund | Annual Report | December 31, 2025

Tax Information

% of Qualifying Dividend Income		% of Dividends Eligible for the Dividends Received Deduction	Long-Term Capital Gains
First Eagle Credit Opportunities Fund	0.00%	0.00%	$—

First Eagle Credit Opportunities Fund | Annual Report | December 31, 2025

Privacy Notice

The Trust is providing you with this privacy notice to inform you of how we process your personal information. If the Trust changes its information practices, we will provide you with notice of any material changes. This privacy notice supersedes any of our previous notices relating to the information you disclose to us.

FACTS	WHAT DOES THE TRUST DO WITH YOUR PERSONAL INFORMATION?

Why?

Financial companies choose how they share your personal information. Federal law gives consumers the right to limit some but not all sharing. Federal law also requires us to tell you how we collect, share, and protect your personal information. Please read this notice carefully to understand what we do.

What?

The types of personal information we collect and share depend on the product or service you have with us. This information can include:

◼Social Security number, income, and assets
◼account balances, payment history, and account activity
◼credit history and credit scores
◼name, address, telephone number, occupation
◼online information, such as your IP address and data gathered from your browsing activity and location
◼information we encounter in public records in the ordinary course of business

How?

All financial companies need to share customers’ personal information to run their everyday business. In the section below, we list the reasons financial companies can share their customers’ personal information; the reasons the Trust chooses to share; and whether you can limit this sharing.

First Eagle Credit Opportunities Fund | Annual Report | December 31, 2025

Privacy Notice

Reasons we can share your personal information	Does the Trust share?	Can you limit this sharing?
For our everyday business purposes— such as to process your transactions, maintain your account(s), respond to court orders and legal investigations, or report to credit bureaus	Yes	No
For our marketing purposes— to offer our products and services to you	Yes	Yes
For joint marketing with other financial companies	No	N/A
For our affiliates’ everyday business purposes— information about your transactions and experiences	Yes	No
For our affiliates’ everyday business purposes— information about your creditworthiness	Yes	Yes
For our affiliates to market to you	Yes	Yes
For nonaffiliates to market to you	No	N/A
To limit
◼Call 800.334.2143 and indicate your desire to limit our sharing
◼Visit us online: www.firsteagle.com/individuals-home or
◼Mail the form below

Please note:

If you are a new customer, we can begin sharing your information 30 days from the date we sent this notice. When you are no longer our customer, we continue to share your information as described in this notice.

However, you can contact us at any time to limit our sharing.

Questions?	Call 800.334.2143 or go to www.firsteagle.com/individuals-home

First Eagle Credit Opportunities Fund | Annual Report | December 31, 2025

Privacy Notice

#

Mail-in Form
If you have a joint account, your choice(s) will apply to everyone on your account unless you mark below. ❑Apply my choices only to me

Mark any/all you want to limit:

❑Do not share information about my creditworthiness with your affiliates for their everyday business purposes.
❑Do not allow your affiliates to use my personal information to market to me.
❑Do not share my personal information with nonaffiliates to market their products and services to me.

	Name	Mail to: First Eagle Funds P.O. Box 219324 Kansas City, MO 64121-9324
Address

City, State, Zip
Account #

#

What we do
How does the Trust protect my personal information?

We maintain physical, electronic and procedural safeguards that comply with federal standards to guard consumer information. We permit only authorized individuals, who are trained in the proper handling of individual shareholder information and need to access this information to do their job, to have access to this information.

How does the Trust collect my personal information?

We collect your personal information, for example, when you

◼open an account, make transactions using your account, or deposit money
◼subscribe to receive information, submit an application, or otherwise submit a form containing personal information
◼use our services online

We also collect your personal information from others, such as credit bureaus, affiliates, or other companies.

First Eagle Credit Opportunities Fund | Annual Report | December 31, 2025

Privacy Notice

Why can’t I limit all sharing?

Federal law gives you the right to limit only

◼sharing for affiliates’ everyday business purposes—information about your creditworthiness
◼affiliates from using your information to market to you
◼sharing for nonaffiliates to market to you

State laws and individual companies may give you additional rights to limit sharing.

What happens when I limit sharing for an account I hold jointly with someone else?	Your choices will apply to everyone on your account.
Definitions
Affiliates

Companies related by common ownership or control. They can be financial and nonfinancial companies.

◼Affiliated companies include First Eagle Investments; First Eagle Holdings, Inc.; First Eagle Investment Management, LLC; FEF Distributors, LLC; First Eagle Separate Account Management, LLC; First Eagle Alternative Credit, LLC; Napier Park Global Capital Ltd; Napier Park Global Capital GmbH, Napier Park Global Capital (US) LP; First Eagle Investment Management Ltd; First Eagle Investment Management GmbH; First Eagle Investments Sarl; First Eagle Funds (Ireland) ICAV; First Eagle Amundi Sub-Funds (Luxembourg) SICAV; First Eagle Overseas Variable Fund, a portfolio of First Eagle Variable Funds, an open-end investment management company; First Eagle Real Estate Debt Fund, a closed-end interval fund; First Eagle Tactical Municipal Opportunities Fund, a closed-end interval fund; First Eagle High Yield Municipal Completion Fund, a portfolio of First Eagle Completion Fund Trust, an open-end investment management company; First Eagle Private Credit Fund, a business development company; First Eagle Global Equity ETF (FEGE) and First Eagle Overseas Equity ETF (FEOE), exchange traded funds; and First Eagle Funds and any sub-funds, as applicable.

First Eagle Credit Opportunities Fund | Annual Report | December 31, 2025

Privacy Notice

Nonaffiliates

Companies not related by common ownership or control. They can be financial and nonfinancial companies.

◼Nonaffiliated third parties may include service providers such as the Trust’s distributors, registrar and transfer agent for shareholder transactions, other parties providing individual shareholder servicing, accounting and recordkeeping services, attorneys, accountants, and auditors.

Data Subject Rights

Individuals in some jurisdictions may have certain data subject rights. These rights vary, but they may include the right for individuals to: (i) request access to and rectification or erasure of their personal data; (ii) restrict or object to the processing of their personal data; and (iii) obtain a copy of their personal data in a portable format. Individuals may also have the right to lodge a complaint about the processing of personal data with a data protection authority. If you have any questions about exercising these rights call 800.334.2143 or go to www.firsteagle.com/individuals-home.

Special Notice for Residents of California

First Eagle does not sell non-public personal information or share non-public personal information for cross-context behavioral advertising. We will not share information we collect about you with nonaffiliates, except as required or permitted by California or other applicable law, including as described above. While the law provides California residents with data rights in some circumstances, the state protections do not apply to personal information collected about current or former investors whose information is protected by federal financial privacy law under the Gramm Leach Bliley Act and the SEC’s Reg S-P.

First Eagle Credit Opportunities Fund | Annual Report | December 31, 2025

Privacy Notice

Other important information

Sharing of Personal Information with Nonaffiliated Third Parties

We will only share your personal information collected, as described above, with nonaffiliated third parties:

•At your request;
•When you authorize us to process or service a transaction or product (nonaffiliated third parties in this instance may include service providers such as the Trust’s distributors, registrar and transfer agent for shareholder transactions, and other parties providing individual shareholder servicing, accounting and recordkeeping services);
•With companies that perform sales and marketing services on our behalf with whom we have agreements to protect the confidentiality of your information and to use the information only for the purposes for which we disclose the information to them;
•With third parties as part of a corporate business transaction such as a merger, joint venture, financing, reorganizing, or sale of company assets;
•As necessary to establish, defend, or otherwise manage a legal claim; or
•When required by law to disclose such information to appropriate authorities.

We do not otherwise provide information about you to outside firms, organizations or individuals except as permitted by law.

What We do with Personal Information about Our Former Customers

If you decide to discontinue doing business with us, the Trust will continue to adhere to this privacy policy with respect to the information we have in our possession about you and your account following the termination of our shareholder relationship.

First Eagle Credit Opportunities Fund | Annual Report | December 31, 2025

Additional Information (unaudited)

Management of the Fund

The business of the Fund is managed by its Board of Trustees, which elects officers responsible for the day to day operations of the Fund and for the execution of the policies formulated by the Board of Trustees.

Pertinent information regarding the members of the Board of Trustees and principal officers of the Fund is set forth below. Some of the Trustees and officers are employees of the Adviser or Subadviser and their affiliates. At least a majority of the Fund’s Board of Trustees are not “interested persons” as that term is defined in the 1940 Act.

Independent Trustees(1)

Lisa Anderson | Trustee | August 2022 to present
1345 Avenue of the Americas | New York, New York | 10105
(born October 1950)

Principal Occupation(s) During Past 5 Years: Special Lecturer and James T. Shotwell Professor of International Relations Emerita at the Columbia University School of International and Public Affairs; prior to January 2016, President of the American University in Cairo

Number of Portfolios in the Fund Complex Overseen by Trustee: 19

Other Directorships/Trusteeships Held by Trustee: Trustee, First Eagle Funds (12 portfolios), First Eagle Variable Funds (1 portfolio), First Eagle Completion Fund Trust (1 portfolio), First Eagle Tactical Municipal Opportunities Fund (1 portfolio), First Eagle Real Estate Debt Fund (1 portfolio) and First Eagle ETF Trust (2 portfolios); Member Emerita, Human Rights Watch; Member, Advisory Board, School of Global Affairs and Public Policy, American University in Cairo; Member, Advisory Board, Kluge Center, Library of Congress, Washington, DC; Trustee, Hertie School of Governance (Berlin); Trustee, Tufts University; Trustee, Aga Khan University

Candace K. Beinecke(2) | Trustee (Chair) | September 2020 to present
1345 Avenue of the Americas | New York, New York | 10105
(born November 1946)

Principal Occupation(s) During Past 5 Years: Senior Counsel, Hughes Hubbard & Reed LLP; prior to April 2017, Chair, Hughes Hubbard & Reed LLP

Number of Portfolios in the Fund Complex Overseen by Trustee: 19

(1)Trustees who are not “interested persons” of the Trust as defined in the 1940 Act. The term of office of the Independent Trustees is indefinite.
(2)Ms. Beinecke serves as senior counsel at Hughes Hubbard & Reed LLP, which has provided legal services to an entity in which one of the Adviser’s parent companies indirectly holds a minority equity interest. Ms. Beinecke has no role or economic interest in this matter and, since she is not a partner of the firm, she does not share in Hughes Hubbard & Reed LLP’s profits. To date, Hughes Hubbard & Reed LLP has not received revenue from this matter, and any anticipated revenue will represent only a deminimus percentage of firm revenue. The Board believes that this matter does not impact Ms. Beinecke’s status as an Independent Trustee.

First Eagle Credit Opportunities Fund | Annual Report | December 31, 2025

Additional Information (unaudited)

Independent Trustees(1)—(continued)

Other Directorships/Trusteeships Held by Trustee: Trustee, First Eagle Funds (Chair) (12 portfolios), First Eagle Variable Funds (Chair) (1 portfolio), First Eagle Completion Fund Trust (1 portfolio), First Eagle Tactical Municipal Opportunities Fund (1 portfolio), First Eagle Real Estate Debt Fund (1 portfolio) and First Eagle ETF Trust (2 portfolios); Lead Trustee, Vornado Realty Trust; Trustee, Co-Chair, Metropolitan Museum of Art; Director, Partnership for New York City

Peter W. Davidson | Trustee | August 2022 to present
1345 Avenue of the Americas | New York, New York | 10105
(born May 1959)

Principal Occupation(s) During Past 5 Years: CEO, Aligned Climate Capital LLC; prior to January 2019, CEO, Aligned Intermediary, Inc.; prior to June 2015, Executive Director, Loan Program Office, U.S. Department of Energy

Number of Portfolios in the Fund Complex Overseen by Trustee: 19

Other Directorships/Trusteeships Held by Trustee: Trustee, First Eagle Funds (12 portfolios), First Eagle Variable Funds (1 portfolio), First Eagle Completion Fund Trust (1 portfolio), First Eagle Tactical Municipal Opportunities Fund (1 portfolio), First Eagle Real Estate Debt Fund (1 portfolio) and First Eagle ETF Trust (2 portfolios); Chairman, Summit Ridge Energy; Director, Beam Global; Chairman, JM Kaplan Fund; Chairman, Green-Wood Cemetery; Board member, Nyle Water Systems; Board member, SWTCH

Jean D. Hamilton | Trustee | September 2020 to present
1345 Avenue of the Americas | New York, New York | 10105
(born January 1947)

Principal Occupation(s) During Past 5 Years: Private Investor/Independent Consultant/Member, Brock Capital Group LLC

Number of Portfolios in the Fund Complex Overseen by Trustee: 19

Other Directorships/Trusteeships Held by Trustee: Trustee, First Eagle Funds (12 portfolios), First Eagle Variable Funds (1 portfolio), First Eagle Completion Fund Trust (1 portfolio), First Eagle Tactical Municipal Opportunities Fund (1 portfolio), First Eagle Real Estate Debt Fund (1 portfolio) and First Eagle ETF Trust (2 portfolios); Chairman, Investment Committee, Thomas Cole National Historic Site; Member, Investment Advisory Committee, Liz Claiborne and Art Ortenberg Foundation; prior to June 2012, Director, Four Nations; prior to May 2022, Director, RenaissanceRe Holdings Ltd

(1)Trustees who are not “interested persons” of the Trust as defined in the 1940 Act. The term of office of the Independent Trustees is indefinite.

First Eagle Credit Opportunities Fund | Annual Report | December 31, 2025

Additional Information (unaudited)

Independent Trustees(1)—(continued)

William M. Kelly | Trustee | August 2022 to present
1345 Avenue of the Americas | New York, New York | 10105
(born February 1944)

Principal Occupation(s) During Past 5 Years: Private Investor

Number of Portfolios in the Fund Complex Overseen by Trustee: 19

Other Directorships/Trusteeships Held by Trustee: Trustee, First Eagle Funds (12 portfolios), First Eagle Variable Funds (1 portfolio), First Eagle Completion Fund Trust (1 portfolio), First Eagle Tactical Municipal Opportunities Fund (1 portfolio), First Eagle Real Estate Debt Fund (1 portfolio) and First Eagle ETF Trust (2 portfolios); Trustee Emeritus, St. Anselm College

Paul J. Lawler | Trustee | August 2022 to present
1345 Avenue of the Americas | New York, New York | 10105
(born May 1948)

Principal Occupation(s) During Past 5 Years: Private Investor

Number of Portfolios in the Fund Complex Overseen by Trustee: 19

Other Directorships/Trusteeships Held by Trustee: Trustee, First Eagle Funds (12 portfolios), First Eagle Variable Funds (1 portfolio), First Eagle Completion Fund Trust (1 portfolio), First Eagle Tactical Municipal Opportunities Fund (1 portfolio), First Eagle Real Estate Debt Fund (1 portfolio) and First Eagle ETF Trust (2 portfolios); Trustee and Audit Chair, The American University in Cairo; Trustee, registered investment company advised by affiliates of Blackstone Inc. (1 portfolio); Director, Historic Eastfield Foundation

Mandakini Puri | Trustee | April 2023 to present
1345 Avenue of the Americas | New York, New York | 10105
(born February 1960)

Principal Occupation(s) During Past 5 Years: Independent Consultant and Private Investor; prior to May 2013, Managing Director and Co-Head of BlackRock Private Equity

Number of Portfolios in the Fund Complex Overseen by Trustee: 19

Other Directorships/Trusteeships Held by Trustee: Trustee, First Eagle Funds (12 portfolios), First Eagle Variable Funds (1 portfolio), First Eagle Completion Fund Trust (1 portfolio), First Eagle Tactical Municipal Opportunities Fund (1 portfolio), First Eagle Real Estate Debt Fund (1 portfolio) and First Eagle ETF Trust (2 portfolios); Trustee, Vornado Realty Trust; Director, Alexander’s Inc.; prior to June, 2018, Director, Validus Holdings; Trustee, V&A Americas Foundation; prior to June 2021, Member, Wharton School Graduate Executive Board

(1)Trustees who are not “interested persons” of the Trust as defined in the 1940 Act. The term of office of the Independent Trustees is indefinite.

First Eagle Credit Opportunities Fund | Annual Report | December 31, 2025

Additional Information (unaudited)

Independent Trustees(1)—(continued)

Scott Sleyster | Trustee | September 2025 to present

1345 Avenue of the Americas | New York, New York | 10105
(born January 1960)

Principal Occupation(s) During Past 5 Years: Executive Vice President and Head of Market Competitiveness at Prudential Financial

Number of Portfolios in the Fund Complex Overseen by Trustee: 19

Other Directorships/Trusteeships Held by Trustee: Trustee, First Eagle Funds (12 portfolios), First Eagle Variable Funds (1 portfolio), First Eagle Completion Fund Trust (1 portfolio), First Eagle Tactical Municipal Opportunities Fund (1 portfolio), First Eagle Real Estate Debt Fund (1 portfolio) and First Eagle ETF Trust (2 portfolios); Board of directors, North Star Academy; Trustee, Princeton Theological Seminary; Member of Columbia University’s Climate Board of Advisors

Interested Trustees(3)(4)

John P. Arnhold | Trustee | March 2022 to present
1345 Avenue of the Americas | New York, New York | 10105
(born December 1953)

Principal Occupation(s) During Past 5 Years: Director, First Eagle Holdings, Inc.; Managing Member, Arnhold LLC; prior to July 2017, Director, First Eagle Investment Management LLC; President, First Eagle Funds; President, First Eagle Variable Funds; Director, FEF Distributors, LLC; prior to March 2016, Co-President and Co-CEO First Eagle Holdings, Inc.; CIO and Chairman, First Eagle Investment Management, LLC; CEO and Chairman, FEF Distributors, LLC

Number of Portfolios in the Fund Complex Overseen by Trustee: 19

Other Directorships/Trusteeships Held by Trustee: Trustee, First Eagle Funds (12 portfolios), First Eagle Variable Funds (1 portfolio), First Eagle Completion Fund Trust (1 portfolio), First Eagle Tactical Municipal Opportunities Fund (1 portfolio), First Eagle Real Estate Debt Fund (1 portfolio) and First Eagle ETF Trust (2 portfolios); Chairman and Director, Arnhold Ceramics; Director, The Arnhold Foundation; Director, The Mulago Foundation; Director, WNET.org; Trustee Emeritus, Trinity Episcopal Schools Corp.; Trustee, Jazz at Lincoln Center; Life Trustee, International Tennis Hall of Fame; Advisor, Investment Committee of the USTA; Managing Member, New Eagle Holdings Management Company, LLC; Director, Conservation International; Trustee, UC Santa Barbara Foundation; prior to January 2018, Director, First Eagle Amundi; prior to June 2016, Trustee, Vassar College

(1)Trustees who are not “interested persons” of the Trust as defined in the 1940 Act. The term of office of the Independent Trustees is indefinite.
(3)Each of Messrs. Arnhold and Mahmud is treated as an Interested Trustee because of the professional roles each holds or has held with the Adviser.
(4)The term of office of each Interested Trustee is indefinite.

First Eagle Credit Opportunities Fund | Annual Report | December 31, 2025

Additional Information (unaudited)

Interested Trustees(3)(4)—(continued)

Mehdi Mahmud | Trustee | September 2020 to present
1345 Avenue of the Americas | New York, New York | 10105
(born September 1972)

Principal Occupation(s) During Past 5 Years: President and Chief Executive Officer, First Eagle Investment Management, LLC; President, First Eagle Funds, First Eagle Variable Funds, First Eagle Credit Opportunities Fund, First Eagle Completion Fund Trust, First Eagle Real Estate Debt Fund and First Eagle Tactical Municipal Opportunites Fund; Chief Executive Officer, First Eagle Alternative Credit, LLC; prior to March 2016, Chairman and Chief Executive Officer, Jennison Associates LLC

Number of Portfolios in the Fund Complex Overseen by Trustee: 19

Other Directorships/Trusteeships Held by Trustee: Trustee, First Eagle Funds (12 portfolios), First Eagle Variable Funds (1 portfolio), First Eagle Completion Fund Trust (1 portfolio), First Eagle Tactical Municipal Opportunities Fund (1 portfolio), First Eagle Real Estate Debt Fund (1 portfolio) and First Eagle ETF Trust (2 portfolios); Director, First Eagle Amundi; Director, Third Point Reinsurance Ltd.

Officers(5)

Mehdi Mahmud | President | September 2020 to present
1345 Avenue of the Americas | New York, New York | 10105
(born September 1972)

Principal Occupation(s) During Past Five (5) Years: President and Chief Executive Officer, First Eagle Investment Management, LLC; President, First Eagle Funds, First Eagle Variable Funds, First Eagle Completion Fund Trust, First Eagle Credit Opportunities Fund, First Eagle Real Estate Debt Fund and First Eagle Tactical Municipal Opportunities Fund; Director, First Eagle Amundi; Chief Executive Officer, First Eagle Alternative Credit, LLC

Frank Riccio | Senior Vice President | Effective April 3, 2025
1345 Avenue of the Americas | New York, New York | 10105
(born March 1978)

Principal Occupation(s) During Past Five (5) Years: Executive Managing Director, First Eagle Investment Management, LLC; President, FEF Distributors, LLC; Senior Vice President, First Eagle Funds, First Eagle Variable Funds, First Eagle Completion Fund Trust, First Eagle Credit Opportunities Fund, First Eagle Real Estate Debt Fund and First Eagle Tactical Municipal Opportunities Fund

(3)Each of Messrs. Arnhold and Mahmud is treated as an Interested Trustee because of the professional roles each holds or has held with the Adviser.
(4)The term of office of each Interested Trustee is indefinite.
(5)The term of office of each officer is indefinite. Length of time served represents time served as an officer of the Fund, although various positions may have been held during the period.

First Eagle Credit Opportunities Fund | Annual Report | December 31, 2025

Additional Information (unaudited)

Officers(5)—(continued)

Brandon Webster | Chief Financial Officer and Principal Financial Officer | July 2024 to present
1345 Avenue of the Americas | New York, New York | 10105
(born September 1987)

Principal Occupation(s) During Past Five (5) Years: Managing Director, Head of Fund Administration, First Eagle Investment Management, LLC; Chief Financial Officer, First Eagle Funds, First Eagle Variable Funds, First Eagle Completion Fund Trust, First Eagle Credit Opportunities Fund, First Eagle Real Estate Debt Fund and First Eagle Tactical Municipal Opportunities Fund; prior to July 2024, Director and Deputy Head of Fund Administration, Lord Abbett

Seth Gelman | Chief Compliance Officer | April 2023 to present
1345 Avenue of the Americas | New York, New York | 10105
(born August 1975)

Principal Occupation(s) During Past Five (5) Years: Chief Compliance Officer and Managing Director, First Eagle Investment Management, LLC; Chief Compliance Officer, First Eagle Funds, First Eagle Variable Funds, First Eagle Completion Fund Trust, First Eagle Credit Opportunities Fund, First Eagle Real Estate Debt Fund and First Eagle Tactical Municipal Opportunities Fund; prior to February 2023, Chief Compliance Officer of Insight Investment North America

David O’Connor | General Counsel | September 2020 to present
1345 Avenue of the Americas | New York, New York | 10105
(born February 1966)

Principal Occupation(s) During Past Five (5) Years: General Counsel and Executive Managing Director, First Eagle Investment Management, LLC; General Counsel and Officer of First Eagle Funds, First Eagle Variable Funds, First Eagle Completion Fund Trust, First Eagle Credit Opportunities Fund, First Eagle Real Estate Debt Fund and First Eagle Tactical Municipal Opportunities Fund; General Counsel, First Eagle Holdings, Inc.; Secretary and General Counsel, FEF Distributors, LLC; Director, First Eagle Amundi; Director, First Eagle Investment Management, Ltd; Head of Legal and Compliance, Senior Managing Director and Chief Legal Officer, First Eagle Alternative Credit, LLC; CEO, First Eagle Private Credit Fund; prior to May 2024, Head of Legal & Compliance, First Eagle Private Credit Fund

Sheelyn Michael | Secretary and Deputy General Counsel | September 2020 to present
1345 Avenue of the Americas | New York, New York | 10105
(born September 1971)

(5)The term of office of each officer is indefinite. Length of time served represents time served as an officer of the Fund, although various positions may have been held during the period.

First Eagle Credit Opportunities Fund | Annual Report | December 31, 2025

Additional Information (unaudited)

Officers(5)—(continued)

Principal Occupation(s) During Past Five (5) Years: Deputy General Counsel and Managing Director, First Eagle Investment Management, LLC; Secretary and Deputy General Counsel, First Eagle Funds, First Eagle Variable Funds, First Eagle Completion Fund Trust, First Eagle Credit Opportunities Fund, First Eagle Real Estate Debt Fund and First Eagle Tactical Municipal Opportunities Fund; Director, First Eagle Investment Management, Ltd; Deputy General counsel, First Eagle Private Credit Fund

Jennifer Wilson | Chief Accounting Officer | September 2020 to present
1345 Avenue of the Americas | New York, New York | 10105
(born October 1972)

Principal Occupation(s) During Past Five (5) Years: Chief Accounting Officer, First Eagle Investment Management, LLC; Chief Financial Officer, First Eagle Private Credit Fund; prior to 2026, Chief Accounting Officer, First Eagle Alternative Credit LLC

Michael Luzzatto | Vice President | September 2020 to present
1345 Avenue of the Americas | New York, New York | 10105
(born April 1977)

Principal Occupation(s) During Past Five (5) Years: Managing Director, First Eagle Investment Management, LLC; Vice President, FEF Distributors, LLC; Vice President, First Eagle Funds, First Eagle Variable Funds, First Eagle Completion Fund Trust, First Eagle Credit Opportunities Fund, First Eagle Real Estate Debt Fund and First Eagle Tactical Municipal Opportunities Fund; Vice President, First Eagle Private Credit Fund

William Karim | Deputy General Counsel | September 2020 to present
1345 Avenue of the Americas | New York, New York | 10105
(born August 1980)

Principal Occupation(s) During Past Five (5) Years: Deputy General Counsel, First Eagle Alternative Credit LLC

Shuang Wu | Treasurer | April 2024 to present
1345 Avenue of the Americas | New York, New York | 10105
(born May 1990)

Principal Occupation(s) During Past Five (5) Years: Director, First Eagle Investment Management, LLC; Treasurer, First Eagle Funds, First Eagle Variable Funds, First Eagle Completion Fund Trust, First Eagle Credit Opportunities Fund, First Eagle Real Estate Debt Fund and First Eagle Tactical Municipal Opportunities Fund; prior to December 2022, Vice President and Assistant Treasurer, Credit Suisse; prior to December 2020, Manager, PricewaterhouseCoopers

(5)The term of office of each officer is indefinite. Length of time served represents time served as an officer of the Fund, although various positions may have been held during the period.

First Eagle Credit Opportunities Fund | Annual Report | December 31, 2025

First Eagle Credit Opportunities Fund

Trustees

Lisa Anderson

John P. Arnhold

Candace K. Beinecke (Chair)

Peter W. Davidson

Jean D. Hamilton

William M. Kelly

Paul J. Lawler

Mehdi Mahmud

Mandakini Puri

Scott Sleyster

Officers

Mehdi Mahmud

President

Frank Riccio

Senior Vice President

Brandon Webster

Chief Financial Officer

Seth Gelman

Chief Compliance Officer

David O’Connor

General Counsel

Sheelyn Michael

Secretary & Deputy General Counsel

Jennifer Wilson

Chief Accounting Officer

Michael Luzzatto

Vice President

William Karim

Associate General Counsel

Shuang Wu

Treasurer

Investment Adviser

First Eagle Investment Management, LLC

1345 Avenue of the Americas
New York, NY 10105

Subadviser

First Eagle Alternative Credit, LLC

1345 Avenue of the Americas
New York, NY 10105

Legal Counsel

Sidley Austin LLP

787 Seventh Avenue
New York, NY 10019

Custodian

JPMorgan Chase Bank, N.A.

4 Chase Metrotech Center, Floor 16,
Brooklyn, NY 11245

U.S. Bank National Association

190 S. LaSalle Street, 8th Floor, Chicago,
Illinois 60603

Shareholder Servicing Agent

SS&C GIDS, Inc.

801 Pennsylvania Avenue,
Suite 219324
Kansas City, MO 64105
800.334.2143

Underwriter

FEF Distributors, LLC

1345 Avenue of the Americas
New York, NY 10105

Independent Registered Public
Accounting Firm

PricewaterhouseCoopers LLP

300 Madison Avenue
New York, NY 10017

Additional information about the Trustees and Officers is included in the Fund’s Statement of Additional Information.

This report is not authorized for distribution to prospective investors unless preceded or accompanied by a currently effective prospectus of First Eagle Credit Opportunities Fund.

First Eagle Credit Opportunities Fund | Annual Report | December 31, 2025

First Eagle Credit Opportunities Fund is offered by
FEF Distributors, LLC

1345 Avenue of the Americas, New York, NY 10105.

First Eagle Investment Management, LLC

1345 Avenue of the Americas, New York, NY 10105‑0048 800.334.2143 www.firsteagle.com

Item 2. Code of Ethics.

The Registrant has adopted a code of ethics that applies to its principal executive officer and principal financial officer. Copies of the code of ethics may be requested free of charge by calling 1-800-334-2143 (toll free).

Item 3. Audit Committee Financial Expert.

The Board of Trustees of the registrant has designated Mandakini Puri, Paul J. Lawler, William M. Kelly, Jean Hamilton and Peter Davidson as Audit Committee Financial Experts. Ms. Puri, Mr. Lawler, Mr. Kelly, Ms. Hamilton and Mr. Davidson are considered by the Board to be independent trustees.

Item 4. Principal Accountant Fees and Services.

(a)	Audit Fees:

For the years ended December 31, 2025 and December 31, 2024, the aggregate PricewaterhouseCoopers LLP (PwC) audit fees for professional services rendered to the registrant were approximately $356,308 and $414,368, respectively. Fees included in the audit fees category are those associated with the annual audits of the financial statements and services that are normally provided in connection with statutory and regulatory filings.

(b)	Audit Related Fees:

For the years ended December 31, 2025 and December 31, 2024, the aggregate PwC fees for assurance and related services rendered to the registrant were approximately $0 and $0, respectively.

(c)	Tax Fees:

For the years ended December 31, 2025 and December 31, 2024, the aggregate tax fees billed by PwC for professional services rendered to the registrant were approximately $33,700 and $33,100, respectively.

Fees included in the tax fees category comprise all services performed by professional staff in the independent accountant’s tax division except those services related to audits. This category comprises fees for tax compliance and preparation of tax returns.

(d)	All Other Fees:

In each of the years ended December 31, 2025 and December 31, 2024, there were no fees billed by PwC for products and services, other than 4(a)-(c) above, rendered to the registrant.

(e)	(1)The registrant’s audit committee has adopted a policy whereby audit and non-audit services performed by the registrant’s principal accountant for the registrant, its investment adviser, and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registrant require pre-approval by the committee or a designated member thereof. If such a service is required between regularly scheduled audit committee meetings, pre-approval may be authorized by one audit committee member with ratification at the next scheduled audit committee meeting. Waiver of pre-approval for audit and non-audit services requiring fees of a de minimis amount is not permitted.

(e)	(2) No services included in (b) – (d) above were approved pursuant to paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X.

(f)	According to PwC, for the year ended December 31, 2025, the percentage of hours spent on the audit of the registrant’s financial statements for the most recent year that were attributable to work performed by persons who are not full-time, permanent employees of PwC was 0%.

(g)	Other than as described in the table above, the aggregate fees billed for the most recent year by the registrant’s principal accountant for non-audit services rendered to the registrant (“covered”), its investment adviser, and any entity controlling, controlled by, or under common control with the investment adviser (“non-covered”) that provides ongoing services to the registrant was $0 in 2025 and 2024.

(h)	Not applicable.

(i)	Not applicable.

(j)	Not applicable.

Item 5. Audit Committee of Listed Registrants

Not applicable at this time.

Item 6. Investments.

Please see the consolidated schedule of investments contained under Item 1 of this Form N-CSR.

Item 7. Financial Statements and Financial Highlights for Open-End Management Investment Companies.

Not applicable.

Item 8. Changes in and Disagreements with Accountants for Open-End Management Investment Companies.

Not applicable.

Item 9. Proxy Disclosures for Open-End Management Investment Companies.

Not applicable.

Item 10. Remuneration Paid to Directors, Officers, and Others of Open-End Management Investment Companies.

Not applicable.

Item 11. Statement Regarding Basis for Approval of Investment Advisory Contract.

Refer to the N-CSRS filed with the SEC as of and for the period ended June 30, 2025.

Item 12. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

The Board of Trustees has delegated to First Eagle Investment Management, LLC ("FEIM" or the "Adviser") the authority to vote proxies received by First Eagle Credit Opportunities Fund (the "Fund") from the companies in which they invest. The Adviser in turn has delegated this authority to First Eagle Alternative Credit, LLC (“FEAC” or the “Subadviser”) which has adopted policies and procedures (collectively, the “Proxy Voting Policy”) regarding the voting of such proxies, which policies have been reviewed and approved by the Board of Trustees as appropriate to their management of the Fund’s assets. It is the policy of the Subadviser to vote proxies in a manner that serves the best interest of the client.

The Proxy Voting Policy provides procedures to address conflicts of interest between the Subadviser and a client with respect to voting proxies. Such conflicts could arise, for example, when the Subadviser or its affiliate has a client or other business relationship with the issuer of the security being voted or with a third-party that has an interest in the vote. A conflict of interest also could arise when the Fund, the Adviser or principal underwriter or any of their affiliates has an interest in the vote.

If the Subadviser becomes aware of a potential conflict of interest with respect to a proxy to be voted for a client, the Proxy Voting Policy requires notification to the Chief Compliance Officer of the Subadviser (the “Subadviser CCO”). The Subadviser CCO then determines whether a material conflict of interest exists and, if so, the appropriate method of resolving the conflict. Such methods may include voting in accordance with the recommendation of a third-party, voting pursuant to pre-determined voting guidelines or, in certain circumstances, consultation with the Board of Trustees. The Subadviser may abstain from voting from time to time when it determines that the costs associated with voting a proxy outweigh the benefits derived from exercising the right to vote or in other situations where voting may not be practical or desirable. These conflicts procedures are intended to reduce, but they will not necessarily eliminate, any influence on the proxy voting by conflicts of interest.

Item 13. Portfolio Managers of Closed-End Management Investment Companies.

(a)(1) Identification of Portfolio Manager(s) or Management Team Members and Description of Role of Portfolio Manager(s) or Management Team Members

Jon Dorfman, Rajesh Agarwal, Mohammed El Khazzar, Michelle Handy, Brian Murphy, Robert O’Brien, Serhan Secmen, and Noelle Sisco, portfolio managers with the Subadviser, manage the Fund. Their professional backgrounds are below.

Jonathan Dorfman is Chief Investment Officer of the Subadviser and also serves as Managing Principal and Chief Investment Officer of Napier Park. Both the Subadviser and Napier Park are wholly owned subsidiaries of the Adviser. Jon was previously co-CEO and CIO of Citi Capital Advisors, which he joined in 2007 when Citigroup acquired Carlton Hill Global Capital, the specialized asset management firm he co-founded in 2005. Previously, Jon spent 20 years in Morgan Stanley’s fixed income division in the US, Tokyo and London, holding numerous senior management positions including co-head of the global investment grade credit group and head of global credit derivative and asset swap trading group. Jon served as an International Swaps and Derivatives Association committee member responsible for the first standardized credit default swap contract. Jon earned a BSE, magna cum laude, from the Wharton School of Business at the University of Pennsylvania.

Rajesh Agarwal is a Senior Managing Director and Head of US Real Estate and Consumer Debt Strategies at the Subadviser and also servesin the same capacities at Napier Park. He joined Citi Capital Advisors in 2008. Prior to joining Citi Capital Advisors, Rajesh was a Managing Partner and Portfolio Manager in HSPI, LP formerly affiliated with Halcyon from 2006-2008. Prior to joining Halcyon from 2004-2006, Rajesh was a Senior Analyst at Merrill Lynch Investment Managers (“MLIM”), where he served as lead analyst for asset selection across residential housing sectors (Prime/Alt-A/Sub-Prime) and CDOs for three high-grade CDO deals launched and managed by MLIM. Prior to joining ABS/MBS research, he worked in the Global Markets and Investment Banking group at Merrill Lynch from 1998-2004. From 1996-1998, Rajesh was a Senior Engineer at Simulation Sciences, Inc., where he developed simulation algorithms used by the chemical industry. Rajesh received a Ph.D. in Chemical Engineering and an MS in Chemical Engineering, both from the University of Texas at Austin.

Mohammed El Khazzar is a Senior Managing Director and Portfolio Manager for European Credit Strategies at the Subadviser and also serves in the same capacities at Napier Park. He joined from AXA Investment Managers in Paris, where he worked as a credit analyst in the structured finance division, focusing on leveraged loans. His responsibilities included generating trading ideas and monitoring portfolios in both primary and secondary markets. Prior to AXA IM, Mohammed spent two years as an auditor at Deloitte in Casablanca, serving clients across various industries. He holds a Master’s degree in Finance and Strategy from Sciences Po Paris (2008).

Michelle Handy is a Senior Managing Director and Chief Investment Officer for the Subadviser’s Direct Lending platform. She also serves on the firm’s Management Committee. As a member of the Boston investment team, her role includes overseeing the underwriting and management of portfolio investments. Ms. Handy became part of First Eagle in 2020 upon the firm’s acquisition of THL Credit. Prior to joining THL Credit in 2016, Ms. Handy worked at GE Capital where she held several roles in underwriting, portfolio management and workouts. Most recently, she was the COO of GE Capital Americas’ workout function. Ms. Handy earned her M.S. in Finance from the University of Wisconsin-Madison and her B.S. in Finance and Spanish from Boston College.

Brian Murphy is a Senior Managing Director and Head of Capital Markets and Co-Head of Origination at the Subadviser. He also serves on the Investment Committee of the firm’s Tradable Credit platform. Mr. Murphy became part of First Eagle in 2020 upon the firm’s acquisition of THL Credit. Mr. Murphy has more than twenty-four years of investment industry experience, principally in the area of leveraged finance. Prior to joining THL Credit in June 2012, Mr. Murphy was a Senior Credit Analyst/Senior Portfolio Manager in the Alternative Credit Strategies Group of McDonnell Investment Management, LLC. From 1998 to May 2004, Mr. Murphy was employed by Columbia Advisors in the Bank Loan Asset Management Group as a Senior Credit Analyst covering telecommunications, media/broadcasting, and the cable industries. Prior to joining Columbia Advisors, Mr. Murphy was employed by Van Kampen Investments from October 1991 through March 1998, most recently serving as an Assistant Portfolio Manager for the Van Kampen Prime Rate Income Trust, where he gained credit training and significant experience in all aspects of the bank loan asset class, including cash management, trade settlement, credit monitoring, portfolio surveillance, and analysis.

Robert O’Brien is a Managing Director and Portfolio Manager for the US Leveraged Loan platform at the Subadviser and also serves in the same capacities at Napier Park. He also serves as the senior leveraged loan trader. Robert joined the Leveraged Loan Investments team at Citi Capital Advisors in 2003, prior to its spinout as Napier Park. Earlier in his career, he worked as a Research Associate in Bear Stearns’ High Grade Research department within the Financial Institutions group. He holds a BS in Business Administration from Boston University.

Serhan Secmen is a Senior Managing Director and Head of US CLO Investments and the Global CLO Management Platform at the Subadviser and also serves in the same capacities at Napier Park. He joined First Eagle in 2022 following its acquisition of Napier Park Global Capital. Serhan originally joined Citi Capital Advisors in 2008, prior to its spinout as Napier Park. Earlier in his career, he was a CLO trader at Lehman Brothers and a project manager in Texas focused on special project financing. At Napier Park, Serhan has played a key role in developing proprietary analytics systems and shaping strategies for analyzing CLOs and other structured products. Serhan holds an MBA from the Wharton School, an MS from Texas A&M University, and a BS from Bogazici University in Turkey.

Noelle Sisco is a Managing Director and the Portfolio Strategist at the Subadviser and also serves in the same capacities at Napier Park, where she drives investment allocation decisions across the multi-strategy credit platform. Previously, Noelle served as Vice President in Product Management, where she contributed to strategic planning and product development. She began her career at a quantitative hedge fund, gaining experience in data-driven investment approaches and market behavior. Noelle holds a Bachelor’s degree in Economics from Rutgers University and earned the CAIA designation in 2014 and the CFA charter in 2017. Noelle is also a member of the AIMA Research Committee.

(a)(2) Other Accounts Managed by Portfolio Manager(s) or Management Team Member and Potential Conflicts of Interest

Other Accounts Managed by Portfolio Manager(s) or Management Team Member*

Portfolio Manager	Type of Accounts	Total No. of Other Accounts Managed	Total Other Assets[1]	No. of Other Accounts where Advisory Fee is Based on Performance	Total Assets in Other Accounts where Advisory Fee is Based on Performance[1]
Jonathan Dorfman	Other Registered Investment Companies	-	$-	-	$-
	Other Pooled Investment Vehicles	3	$1,721,623,897	3	$1,721,623,897
	Other Accounts	6	$2,285,841,931	6	$2,285,841,931
Rajesh Agarwal	Other Registered Investment Companies	1	$50,266,246	-	$-
	Other Pooled Investment Vehicles	2	$1,494,438,227	2	$1,494,438,227
	Other Accounts	4	$1,941,664,533	4	$1,941,664,533
Mohammed El Khazzar	Other Registered Investment Companies	-	$-	-	$-
	Other Pooled Investment Vehicles	32	$10,747,688,973	32	$10,747,688,973
	Other Accounts	7	$2,637,668,747	7	$2,637,668,747
Michelle Handy	Other Registered Investment Companies	1	$301,437,231	1	$301,437,231
	Other Pooled Investment Vehicles	16	$3,463,831,365	14	$3,405,870,890
	Other Accounts	2	$825,906,136	1	$411,880,674
Brian Murphy	Other Registered Investment Companies	1	$301,437,231	1	$301,437,231
	Other Pooled Investment Vehicles	26	$8,503,573,510	25	$8,465,055,410
	Other Accounts	-	$-	-	$-
Robert O’Brien	Other Registered Investment Companies	-	$-	-	$-
	Other Pooled Investment Vehicles	35	$12,597,837,181	35	$12,597,837,181
	Other Accounts	1	$313,798,231	1	$313,798,231
Serhan Secmen	Other Registered Investment Companies	-	$-	-	$-
	Other Pooled Investment Vehicles	37	$14,092,275,407	37	$14,092,275,407
	Other Accounts	6	$2,285,841,931	6	$2,285,841,931
Noelle Sisco	Other Registered Investment Companies	-	$-	-	$-
	Other Pooled Investment Vehicles	3	$1,721,623,897	3	$1,721,623,897
	Other Accounts	6	$2,285,841,931	6	$2,285,841,931

* Information as of December 31, 2025 except as noted, and is unaudited.

(1) As of 12/31/2025. Represents total fund AUM which consists of NAV plus unfunded commitments.

Potential Conflicts of Interests

The Adviser and Subadviser will experience conflicts of interest in connection with the management of the Fund, including the following situations. The following briefly summarizes the material potential and actual conflicts of interest which may arise from the overall investment activity of the Adviser and/or Subadviser, its clients and its affiliates.

The Adviser, the Subadviser and their affiliates may sponsor or manage investment funds, accounts or other investment vehicles with similar or overlapping investment strategies. For example, the Adviser or the Subadviser may serve as investment adviser to one or more private funds, registered closed-end funds, separate managed accounts, and collateralized loan obligations (“CLOs”). In addition, the Fund’s officers may serve in similar capacities for one or more private funds, registered closed-end funds, separate managed accounts and CLOs. To the extent the Adviser, Subadviser and/or their affiliates determine that an investment is appropriate for the Fund and for one or more other funds, the Adviser and the Subadviser and/or their affiliates, as applicable, allocate investment opportunities across the entities for which such opportunities are appropriate, consistent with (a) certain restrictions under the 1940 Act and rules thereunder regarding co-investments with affiliates, (b) the requirements of the Investment Advisers Act of 1940, as amended (the “Advisers Act”) and (c) the Adviser and Subadviser’s internal conflict of interest and allocation policies. The Fund and the Adviser rely on exemptive relief from the SEC that permits the Fund to, among other things, co-invest with certain other persons, including certain affiliates of the Adviser and certain public or private funds managed by the Adviser and its affiliates, subject to certain terms and conditions.

The Adviser has established policies to ensure that the Fund will generally share equitably with other funds managed by the Adviser, Subadviser and/or their affiliates in investment opportunities that are suitable for the Fund and such other investment funds.

The Subadviser has established allocation policies to ensure that the Fund will generally share equitably with other credit investment funds managed by the Subadviser or its affiliates within the alternative credit platform in credit investment opportunities that are suitable for the Fund and such other investment funds.

The 1940 Act imposes significant limits on co-investment with affiliates of the Fund, and without an exemptive order the Fund generally would not be permitted to co-invest alongside its affiliates in privately negotiated transactions unless the transaction is otherwise permitted under existing regulatory guidance, such as transactions where price is the only negotiated term, and will not participate in transactions where other terms are negotiable. In situations where co-investment with other entities sponsored or managed by the Adviser, the Subadviser or their affiliates is not permitted or appropriate, such as when there is an opportunity to invest in different securities of the same issuer, the Subadviser will need to decide whether the Fund or such other entity or entities will proceed with the investment. The Subadviser will make these determinations based on its policies and procedures, which will generally require that such opportunities be offered to eligible accounts on a basis that is fair and equitable over time. This reduces the amount of transactions in which the Fund can participate and makes it more difficult for the Fund to implement its investment objective.

The Advisers’ affiliation with Genstar Capital and Napier Park Global Capital (US) LP (“Napier Park”), a wholly owned subsidiary of the Adviser, requires the Advisers to manage conflicts of interest associated with dealings the Fund may have with those businesses or funds, clients or the companies in which the Fund invests. For example, should the Advisers wish to cause the Fund to execute portfolio transactions through broker dealers associated with Genstar Capital, the commercial reasonableness of the brokerage compensation associated with those trades would have to be assessed. Other dealings may be more completely restricted. For example, the Fund may not be able to buy or sell property directly to or from Napier Park, Genstar Capital or their associated accounts. There also may be limits on participation in underwritings or other securities offerings by Napier Park, Genstar Capital or their associated funds, accounts or portfolio companies. The breadth of these affiliations at times may require the Fund to abstain from or restructure an otherwise attractive investment opportunity.

Investments in portfolio companies associated with Genstar Capital may be restricted by the 1940 Act. To the extent such investments are permitted and the Fund invests in such a portfolio company (a portfolio company generally referring to a company owned by private equity funds managed by Genstar Capital), conflicts of interest may arise from the presence of Genstar Capital representatives on the company board or the payment of compensation by the company to Genstar Capital or an affiliate. Moreover, the Advisers could have an incentive to allocate the Fund’s assets to such a portfolio company since affiliates of the Advisers have a direct or indirect financial interest in its success. There also may be instances where Genstar Capital could be involved in bankruptcy proceedings of current investments or of issuers in which the Fund would otherwise invest, with potentially divergent interests as between the Fund and Genstar Capital. The Fund may be forced to sell or hold existing investments (possibly at disadvantageous times or under disadvantageous conditions) as a result of various relationships that Genstar Capital may have or transactions or investments Genstar Capital and their affiliates may make or have made. The inability to transact in any security, derivative or loan held by the Fund could result in significant losses or lost opportunity costs to the Fund.

(a)(3) Compensation Structure of Portfolio Manager(s) or Management Team Members

The Portfolio Managers are employed by the Sub-Adviser, a wholly owned subsidiary of the Adviser. The investment professionals are offered the opportunity to receive a performance bonus, in addition to their annual salary, which is based in part on the performance of firm overall, rather than specific accounts.

The Portfolio Managers are evaluated based on a set of objective and subjective performance criteria. Annual investment performance is a significant component of this evaluation along with individual, team and firm performance. Generally, the Portfolio Managers are offered compensation levels that are viewed as competitive within the investment industry and benchmarked to industry data. The intent of this compensation plan is the long-term alignment of interests between the investment team and our clients over a multi-year period. Relative outperformance and client satisfaction over time will often lead to improved fund flows and thus a more robust bonus pool.

In addition to the Portfolio Manager’s salary and annual bonus, the Adviser offers employees significant benefits. Benefits include 401k company matching, health, dental, disability and life insurance coverage as well as paid vacation time.

(a)(4) Disclosure of Securities Ownership

For the most recently completed fiscal year please provide beneficial ownership of shares of the registrant by each Portfolio Manager or Management Team Member. Please note that this information will only be provided in a dollar range of each individual’s holdings in each investment portfolio (none; $1-$10,000; $10,001-$50,000; $50,001-$100,000; $100,001 to $500,000; $500,001 to $1,000,000; or over $1,000,000).

"Beneficial ownership" should be determined in accordance with rule 16a-1(a)(2) under the Exchange Act (17 CFR 240.16a-1(a)(2)).

Information as of December 31, 2025
Portfolio Manager	Dollar Range
Jonthan Dorfman	None

Rajesh Agarwal	None

Mohammed El Khazzar	None

Michelle Handy	None

Brian Murphy	None

Robert O’Brien	None

Serhan Secmen	None

Noelle Sisco	None

(b) Not applicable

Item 14. Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

Not applicable.

Item 15. Submission of Matters to a Vote of Security Holders.

No material change to report at this time.

Item 16. Controls and Procedures.

(a) In the opinion of the principal executive officer and principal financial officer, based on their evaluation, the registrant's disclosure controls and procedures are adequately designed and are operating effectively to ensure (i) that material information relating to the registrant, including its consolidated subsidiaries, is made known to them by others within those entities, particularly during the period in which this report is being prepared; and (ii) that information required to be disclosed by the registrant on Form N-CSR is recorded, processed, summarized and reported within the time periods specified in the Securities and Exchange Commission's rules and forms.

(b) There were no changes in the registrant's internal control over financial reporting that occurred during the period covered by this report that have materially affected, or are reasonably likely to materially affect, the registrant's internal control over financial reporting.

Item 17. Disclosure of Securities Lending Activities for Closed-End Management Investment Companies.

Not applicable.

Item 18. Recovery of Erroneously Awarded Compensation.

Not applicable.

Item 19. Exhibits.

(a)(1) Code of ethics required to be disclosed under Item 2 of Form N-CSR.

(a)(2)  Not applicable

(a)(3) Certifications pursuant to Rule 30a-2(a) under the Investment Company Act of 1940 (17 CFR 270.30a-2(a)): Attached hereto.

(b) Certification pursuant to Rule 30a-2(b) under the Investment Company Act of 1940 (17 CFR 270.30a-2(b)): Attached hereto.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant)	First Eagle Credit Opportunities Fund

By (Signature and Title)*	/s/ Mehdi Mahmud
Mehdi Mahmud, President

Date March 6, 2026

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title)*	/s/ Mehdi Mahmud
Mehdi Mahmud, President
Date March 6, 2026

By (Signature and Title)*	/s/ Brandon Webster
Brandon Webster, Principal Financial Officer

Date March 6, 2026

*Print the name and title of each signing officer under his or her signature.